SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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822 Bishop Street, Honolulu, Hawaii 96813

March 11, 2010

To the Shareholders of Alexander & Baldwin, Inc.:

You are invited to attend the 2010 Annual Meeting of Shareholders of Alexander & Baldwin, Inc., to be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 29, 2010 at 8:30 a.m. At the meeting, we will have the opportunity to discuss the Company’s financial performance during 2009, and our future plans and expectations.

Whether or not you now plan to attend the Annual Meeting, please vote as soon as possible. You may vote via the Internet, by telephone or by requesting a paper proxy card to complete and return by mail. Specific instructions for shareholders are included in the enclosed proxy or on a Notice of Internet Availability of Proxy Materials being distributed to shareholders on or around March 11, 2010.

Regardless of the size of your holding, your vote is important and your shares should be represented. If you attend the Annual Meeting, you may withdraw your proxy and vote in person. Thank you for your continued support of A&B.

Sincerely,

/s/ Stanley M. Kuriyama

STANLEY M. KURIYAMA
President and Chief Executive Officer

822 Bishop Street, Honolulu, Hawaii 96813

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 29, 2010, at 8:30 a.m., Honolulu time, to:

1.	Elect ten directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	Ratify the appointment of the independent registered public accounting firm for the ensuing year;

3.	Approve Alexander & Baldwin, Inc.’s amended and restated 2007 Incentive Compensation Plan that, among other things, authorizes for issuance an additional 2,200,000 shares of A&B common stock; and

4.	Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 19, 2010 as the record date for the meeting. Owners of Alexander & Baldwin, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.  PLEASE PROMPTLY VOTE VIA THE INTERNET OR BY TELEPHONE, OR REQUEST A PAPER PROXY CARD TO COMPLETE AND RETURN BY MAIL.

By Order of the Board of Directors,

/s/ Alyson J. Nakamura

ALYSON J. NAKAMURA
Corporate Secretary

March 11, 2010

822 Bishop Street, Honolulu, Hawaii 96813

PROXY STATEMENT

GENERAL INFORMATION

    The Board of Directors of Alexander & Baldwin, Inc. (“A&B” or the “Company”) is soliciting proxies for the Annual Meeting of Shareholders to be held on April 29, 2010 and at any adjournment or postponement of the meeting (the “Annual Meeting”).

    In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials on the Internet.  You will not receive a printed copy of the proxy materials, unless you request it.  If you would prefer to receive printed proxy materials, please follow the instructions for requesting such materials as contained in the Notice of Internet Availability of Proxy Materials. This process is designed to expedite stockholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

    On or around March 11, 2010, we mailed to our stockholders (other than to certain street name shareholders or those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our 2009 Annual Report to Shareholders.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet.

    Only shareholders of record at the close of business on February 19, 2010 are entitled to notice of and to vote at the Annual Meeting. On that date, there were 41,071,571 shares of common stock outstanding, without par value, each of which is entitled to one vote. Provided a quorum is present, the affirmative vote of a majority of the shares of A&B common stock represented at the Annual Meeting, in person or by proxy, will be necessary for the election of directors, the ratification of the appointment of the independent registered public accounting firm and the approval of the amended and restated Alexander & Baldwin, Inc. 2007 Incentive Compensation Plan (“2007 Plan”). Abstentions and broker non-votes will be included for purposes of determining a quorum at the Annual Meeting. Broker non-votes will have the same effect as a vote to withhold authority in the election of directors, and abstentions and broker non-votes will have the same effect as a vote against the ratification of the independent registered public accounting firm and against the approval of the 2007 Plan.

    Officers, employees and directors of A&B and its subsidiaries may solicit proxies by telephone or by other appropriate means. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries that are record holders of A&B’s common stock to forward proxy soliciting material to the beneficial owners of the stock, and A&B will reimburse those record holders for their reasonable expenses. A&B has retained the firm of Morrow & Co., Inc. to assist in the solicitation of proxies, at a cost of $11,000 plus reasonable out-of-pocket expenses.

    A proxy may be revoked at any time prior to its exercise by a written revocation bearing a later date than the proxy and filed with the Corporate Secretary of A&B, by submission of a later-dated proxy or subsequent Internet or telephonic proxy, or by voting in person at the Annual Meeting.

    This Proxy Statement and our 2009 Annual Report to Shareholders have been made available to shareholders on the Internet on or about March 11, 2010.

ELECTION OF DIRECTORS

Directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There is no cumulative voting in the election of directors.

Director Nominees. The nominees of the Board of Directors are the ten persons named below, all of whom currently are members of the Board of Directors. The Board of Directors believes that all nominees will be able to serve. However, if any nominee or nominees should decline or become unable to serve for any reason, shares represented by the accompanying proxy will be voted for the person or persons nominated by the Board of Directors to replace such nominee.

The following table provides the name, age (as of March 31, 2010) and principal occupation of each person nominated by the A&B Board, their business experience during at least the last five years, and the year each first was elected or appointed a director.

Name	Principal occupation, information as to other positions with A&B, and other directorships	Age	Director since
W. Blake Baird	Chairman of the Board and Chief Executive Officer, Terreno Realty Corporation, San Francisco, California (real estate investment trust) since February 2010; Managing Partner and Co-Founder, Terreno Capital Partners LLC (real estate investment), from September 2007 to February 2010; President of AMB Property Corporation (“AMB”) (real estate investment trust) from January 2000 to December 2006; Director of AMB from May 2001 to December 2006.	49	2006
Michael J. Chun	President and Headmaster, The Kamehameha Schools, Kapalama Campus, Honolulu, Hawaii (educational institution) since June 1988; Director of Bank of Hawaii Corporation since April 2004.	66	1990
W. Allen Doane
Director of A&B; Chairman of the Board of A&B from April 2006 through December 2009; Chief Executive Officer of A&B from October 1998 through December 2009; President of A&B from October 1998 through September 2008; Director of A&B’s subsidiary, Matson Navigation Company, Inc. (“Matson”) since October 1998, Chairman of the Board of Matson from April 2006 through September 2008 and from July 2002 to January 2004; Vice Chairman of the Board of Matson from January 2004 to April 2006 and from December 1998 to July 2002; Director of BancWest Corporation from April 2004 through July 2006; Director of First Hawaiian Bank, banking subsidiary of BancWest Corporation since August 1999.

		62	1998

Walter A. Dods, Jr.
Non-Executive Chairman of the Board of A&B since January 2010; Lead Independent Director of A&B from April 2006 through December 2009; Non-Executive Chairman of the Board of Hawaiian Telcom Communications, Inc. (“Hawaiian TelCom”) Honolulu, Hawaii (telecommunications) since May 2008; Non-Executive Chairman of the Board of First Hawaiian Bank, a subsidiary of BancWest Corporation (formerly known as First Hawaiian, Inc. prior to a 1998 merger) (banking) from January 2005 through December 2008; Non-Executive Chairman of the Board of BancWest Corporation from January 2005 through December 2007; Chairman of the Board and Chief Executive Officer of BancWest Corporation and First Hawaiian Bank, from September 1989 through December 2004; Director of BancWest Corporation since March 1993; Director of BancWest Corporation’s banking subsidiaries, First Hawaiian Bank since December 1979 and Bank of the West since November 1998; Director of Maui Land & Pineapple Company, Inc. since October 2004.

		68	1989
Charles G. King	President and Dealer Principal, King Auto Center, Lihue, Kauai, Hawaii (automobile dealership) since October 1995; Dealer Principal, King Windward Nissan, Kaneohe, Oahu, Hawaii (automobile dealership) since February 1999; Dealer Principal, King Infiniti of Honolulu (automobile dealership) since April 2004.	64	1989
Stanley M. Kuriyama	Chief Executive Officer of A&B since January 2010; President of A&B since October 2008; President and Chief Executive Officer, A&B Land Group from July 2005 through September 2008; Chief Executive Officer and Vice Chairman of A&B’s subsidiary, A & B Properties, Inc., from December 1999 through September 2008; Director and Chairman of the Board of Matson since September 2009.	56	2010
Constance H. Lau	President, Chief Executive Officer and Director of Hawaiian Electric Industries, Inc. (“HEI”), Honolulu, Hawaii (electric utility/banking) since May 2006; Chairman of the Boards and Director of American Savings Bank, F.S.B. (“ASB”) and Hawaiian Electric Company, Inc., subsidiaries of HEI, since May 2006; Chief Executive Officer of ASB since June 2001; President of ASB from June 2001 to February 2008.	58	2004
Douglas M. Pasquale
Chairman of the Board of Nationwide Health Properties, Inc. (“NHP”), Newport Beach, California (healthcare real estate investment trust) since May 2009; President and Chief Executive Officer of NHP since April 2004; Director of NHP since November 2003; Executive Vice President and Chief Operating Officer of NHP from November 2003 to April 2004; Chairman of the Board and Chief Executive Officer of ARV Assisted Living, Inc. from December 1999 to September 2003; President and Chief Executive Officer of Atria Senior Living Group from April 2003 to September 2003; Director of Terreno Realty Corporation since February 2010

		55	2005

Maryanna G. Shaw	Private investor.	71	1980
Jeffrey N. Watanabe	Non-Executive Chairman of the Board of HEI since May 2006; Director of HEI since April 1987; Director of Hawaiian Electric Company, Inc. from February 1999 to July 2006 and from February 2008 to present, and American Savings Bank, F.S.B. since May 1988, each a subsidiary of HEI; Retired Founder, Watanabe Ing LLP (“WI”), Honolulu, Hawaii (attorneys at law) since July 2007; Partner, WI, from 1971 to June 2007.	67	2003

The Bylaws of A&B provide that no person (other than a person nominated by or on behalf of the Board) will be eligible to be elected a director at an annual meeting of shareholders unless a written shareholder’s notice in proper form that the person’s name be placed in nomination is received by the Chairman of the Board, the President, or the Corporate Secretary of A&B not less than 120 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the preceding annual meeting, a shareholder’s notice must be given not later than 10 days after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. To be in proper written form, a shareholder’s notice must include specified information about each nominee and the shareholder making the nomination. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Separate procedures have been established for shareholders to submit director candidates for consideration by the Nominating and Corporate Governance Committee. These procedures are described below under the subsection “Nominating Committee Processes.”

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Qualifications. Overall, board members have a broad local and national perspective and contribute significantly to the success of the Company.  They are knowledgeable about our businesses, and are committed to the Company’s success.  Each director contributes to a board climate of trust and respect, where deliberations are open and constructive.  In selecting nominees, the Board has considered the aforementioned factors and has reviewed the qualifications of each director that has been nominated for election at the Annual Meeting.  Information related to each director included the following:

•
W. Blake Baird:  As Chairman of the Board and Chief Executive Officer of a publicly-traded real estate investment trust and as a former President and director of a large, publicly-traded real estate investment trust, Mr. Baird brings to our Board experience in real estate, one of A&B’s main businesses, as well as experience in managing a complex business organization.  This experience has provided Mr. Baird with financial expertise and he has been designated by the Board of Directors as an Audit Committee Financial Expert.

•
Michael J. Chun:  As President and Headmaster of the Kamehameha Schools, Kapalama campus, an important institution in Hawaii, Dr. Chun contributes insights about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.  He also has public company board experience, both with A&B (director since 1990) and with Bank of Hawaii Corporation (director since 2004) and its banking subsidiary, Bank of Hawaii (director since 1993), Hawaii’s second largest financial institution.

•
W. Allen Doane:  As a member of A&B’s senior management team for almost two decades, Mr. Doane, who was Chief Executive Officer and Chairman of the Board of A&B until his retirement on December 31, 2009, brings to the board an in-depth knowledge of all aspects of the Company’s transportation, real estate, and agribusiness operations.  He also has experience in managing a complex business organization.  Mr. Doane has board experience, including his service on the board of First Hawaiian Bank, Hawaii’s largest financial institution, and is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

•
Walter A. Dods, Jr.:  As Chairman of the Board of A&B and of Hawaiian TelCom Communications, Inc., a local telecommunications provider, and throughout his career as Chairman of the Board and Chief Executive Officer of BancWest Corporation, a national financial institution, Mr. Dods brings to the board experience in managing complex business organizations and in banking and finance.  He also has financial expertise and has been designated by the Board of Directors as an Audit Committee Financial Expert.  He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

•
Charles G. King:  As the head of several automotive dealerships throughout Hawaii, Mr. King is an experienced businessman with executive and leadership skills, and is the recipient of a number of business leadership awards.  He contributes insights about Hawaii and A&B’s operating markets, particularly  on Kauai, where A&B has significant business interests.  He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

•
Stanley M. Kuriyama:  As a member of A&B’s senior management team for 18 years, Mr. Kuriyama, who is Chief Executive Officer of A&B, brings to the Board an in-depth knowledge of all aspects of the Company’s real estate, transportation and agribusiness operations.  He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

•
Constance H. Lau:  As President, Chief Executive Officer and a director of Hawaiian Electric Industries, Inc. (“HEI”), a large, publicly-traded Hawaii corporation, and as Chief Executive Officer of HEI’s banking subsidiary, Ms. Lau brings to the Board experience managing complex business organizations and in banking and finance.  This experience has provided Ms. Lau with financial expertise and she has been designated by the Board of Directors as an Audit Committee Financial Expert.  She also is knowledgeable about Hawaii and A&B’s operating markets through her involvement in the Hawaii business community and local community organizations.

•
Douglas M. Pasquale:  As President, Chief Executive Officer and Chairman of the Board of a national publicly-traded health care real estate investment trust, Mr. Pasquale contributes experience in real estate, one of A&B’s main businesses, as well as experience in managing a complex business organization.  This experience has provided Mr. Pasquale with financial expertise and he has been designated by the Board of Directors as an Audit Committee Financial Expert.

•
Maryanna G. Shaw:  Having served as a director of A&B for almost thirty years, Ms. Shaw brings to the Board institutional knowledge about all aspects of A&B and its businesses.   She also has experience serving on all of A&B’s board committees, including the Compensation, Nominating and Corporate Governance and Audit Committees.

•
Jeffrey N. Watanabe:  As Chairman of the Board of HEI and former managing partner of a Honolulu law firm, of which he is a retired co-founder, Mr. Watanabe brings to the Board insights into corporate governance matters and leadership skills.  In addition, he has both public and private company board experience, and is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

Director Independence. The Board has reviewed each of its current directors and has determined that all such persons, with the exception of Mr. Kuriyama, who is an executive officer of A&B, and Mr. Doane, who is a former executive officer of A&B, are independent under New York Stock Exchange (“NYSE”) rules. In making its independence determinations, the Board considered the following transactions, relationships or arrangements not otherwise disclosed elsewhere in this Proxy Statement:  Dr. Chun -- a leasing relationship and a property development relationship between a joint venture in which a subsidiary of A&B is a member and Kamehameha Schools, an entity with which Dr. Chun is employed, and A&B’s banking relationships with Bank of Hawaii, an entity of which Dr. Chun is a director; Mr. Dods – A&B’s banking relationships with First Hawaiian Bank, an entity of which Mr. Dods is a director; and Mr. Watanabe – A&B’s banking relationships with American Savings Bank, an entity of which Mr. Watanabe is a director, and which is a subsidiary of HEI, an entity of which Mr. Watanabe is Non-Executive Chairman of the Board, and electricity sales by a division of A&B to a subsidiary of HEI.

Board Leadership Structure. The Board currently has a separate Chairman of the Board and Chief Executive Officer.  In separating these two positions, the Board recognizes that an independent Chairman can be beneficial in establishing a system of corporate checks and balances, and that managing the board can be a time-intensive responsibility.  The Board has determined that its leadership structure is appropriate at this point for A&B as it transitions to a new CEO in 2010.

The Board’s Role in Risk Oversight.  Like other companies, A&B faces a variety of risks, including operational, liquidity and credit risks.  The Board has oversight over the risk management process, which it administers in part through the Audit Committee.  One of the Audit Committee’s responsibilities involves discussing policies regarding risk assessment and risk management.  Risk oversight plays a role in all major board decisions and the evaluation of risk is a key part of the decision-making process.  For example, the identification of risks and the development of sensitivity analyses are key requirements for capital requests that are presented to the Board for consideration.

A&B reviews risk on an ongoing basis.  This risk management process occurs throughout all levels of the organization, but also is facilitated through a formal process in which a risk management working group and a risk management steering Committee (made up of senior management from throughout the Company) meet regularly to identify and address significant risks.  The fundamental tenets of risk management have been in place at A&B for decades and are reflected in the Company’s compliance, auditing and risk management functions, and a risk-based approach to strategic and operating decision-making.  At least annually, management reviews its progress on risk management activities with the Audit Committee, and the Chair of the Audit Committee provides updates to the full board.  In December 2009, the risk committee submitted a written report and made a presentation to the full A&B Board of Directors.  The board believes that the board’s leadership structure at present is conducive to the risk oversight process.

Board of Directors and Committees of the Board. The Board of Directors held thirteen meetings during 2009. In conjunction with four of these meetings, the non-management directors of A&B met in formally-scheduled executive sessions, led by the Lead Independent Director. In 2009, all directors were present for at least 75 percent of the meetings of the A&B Board of Directors and Committees of the Board on which they serve, and eight of the nine directors were present at 100 percent of such meetings. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.  Each of the Audit, Compensation and Nominating and Corporate Governance Committees is governed by a charter, copies of which are available on the corporate governance page of A&B’s corporate website at www.alexanderbaldwin.com.

Audit Committee:  The current members of the Audit Committee, which held six meetings during 2009, are Mr. Pasquale, Chairman, Mr. Baird, Mr. Dods and Ms. Lau, each of whom is an independent director under the applicable NYSE listing standards and SEC rules and regulations. All four members of the Audit Committee have been determined by the Board of Directors to be audit committee financial experts under the rules of the SEC. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report which appears in this Proxy Statement.

Compensation Committee:  The current members of the Compensation Committee, which held four meetings during 2009, are Mr. King, Chairman, Dr. Chun, Ms. Shaw and Mr. Watanabe, each of whom is an independent director under the applicable NYSE listing standards. The Compensation Committee has general responsibility for management and other salaried employee compensation and benefits, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board.

The following are the processes and procedures performed by the Compensation Committee:

•	Reviews the Company’s compensation, benefit and incentive plans, and, if appropriate, adopts or recommends to the Board the adoption of new plans or amendments or termination of existing plans.
•	Approves the granting of any stock option, stock grant, stock appreciation right or other equity-based awards, or deferred compensation under incentive plans.
•
Initiates the performance appraisal process by which the Compensation Committee and the independent directors evaluate the performance of the Chief Executive Officer (“CEO”) and the independent directors approve the CEO’s base compensation level.

•	Approves the compensation of executive officers of the Company, other than the base compensation of the CEO.
•	Evaluates and recommends to the Board the appropriate level of compensation for Board and Committee service by non-employee members of the Board.

The Compensation Committee may form subcommittees and delegate such power and authority as the Committee deems appropriate. However, no subcommittee may have fewer than two members and the Committee may not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole. Certain authorities have been delegated to the CEO regarding the approval of base compensation of non-executive officers, administration of certain non-executive sales commission and incentive plans and exceptions to eligibility, and minor adjustments to target opportunities and adjustments to individual goals under the A&B Annual Incentive Plan.

In 2009, the Company’s Compensation Committee retained the independent consulting firm Watson Wyatt Worldwide (which became Towers Watson on January 4, 2010) (“Towers Watson”) to assist the Committee in various compensation matters, as described in the Compensation Discussion and Analysis section of this Proxy Statement.  Towers Watson does not perform any other services for the Company.

The role of executive officers in executive compensation is described in the Compensation Discussion and Analysis section of this Proxy Statement. Executive officers are not involved in determining director compensation.

Nominating and Corporate Governance Committee:  The current members of the Nominating and Corporate Governance Committee (the “Nominating Committee”), which held four meetings in 2009, are Mr. Dods, Chairman, Dr. Chun, Ms. Shaw and Mr. Watanabe, each of whom is an independent director under the applicable NYSE listing standards. The functions of the Nominating Committee include identifying and recommending to the Board individuals qualified to serve as directors of A&B; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance principles and other corporate governance issues; and overseeing the annual evaluation of the Board, ensuring that an evaluation of management is occurring and evaluating the Nominating Committee’s performance.

Nominating Committee Processes. The Nominating Committee identifies potential nominees by asking current directors to notify the Nominating Committee if they become aware of qualified persons who might be available to serve on the Board. The Nominating Committee also, from time to time, engages firms that specialize in identifying director candidates.

The Nominating Committee also will consider director candidates recommended by shareholders. In considering such candidates, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit a written recommendation that includes the name of the shareholder, evidence of the shareholder’s ownership of A&B stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s résumé or a listing of his or her qualifications to be a director of A&B and the candidate’s consent to be named as a nominee if recommended by the Nominating Committee and nominated by the Board for approval by the shareholders.

The shareholder recommendation and information described above must be sent to the Corporate Secretary at 822 Bishop Street, Honolulu, Hawaii, 96813 and must be received not less than 120 days before the anniversary of the date on which A&B’s Proxy Statement was released to shareholders in connection with the previous year’s annual meeting.

The Nominating Committee believes that the minimum qualifications for serving as a director of A&B are that a nominee demonstrate high ethical standards, a commitment to shareholders, a genuine interest in A&B and a willingness and ability to devote adequate time to a director’s duties. The Nominating Committee also may consider other factors that it deems to be in the best interests of A&B and its shareholders, such as business experience, financial expertise and group decision-making skills.  While the Nominating Committee does not have a written diversity policy, it considers diversity of knowledge, skills, professional experience, education, expertise, and representation in industries relevant to the Company, as factors as it evaluates director candidates.

Once a potential candidate has been identified by the Nominating Committee, the Nominating Committee collects and reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Nominating Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the more effective functioning of the Board and its committees. The guidelines provide details on matters such as:

•	Goals and responsibilities of the Board
•	Selection of directors, including the Chairman of the Board and Lead Independent Director, if any
•	Board membership criteria and director retirement age
•	Stock ownership guidelines
•	Director independence, and executive sessions of non-management directors
•	Board self-evaluation
•	Board compensation
•	Board access to management and outside advisors
•	Board orientation and continuing education
•	Leadership development – annual evaluations of the CEO and management succession plans

The full text of the A&B Corporate Governance Guidelines is available on the corporate governance page of A&B’s corporate website at www.alexanderbaldwin.com.

Compensation of Directors. The following table summarizes the cash and non-cash compensation paid by A&B to directors for services rendered during 2009.

2009 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonquali-fied Deferred Compen- sation Earnings ($)(3)	All Other Compen- sation ($) (4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
W. Blake Baird	69,900	100,007	0	N/A	N/A	0	169,907
Michael J. Chun	72,900	100,007	0	N/A	0 (5)	2,000	174,907
Walter A. Dods, Jr.	100,400	100,007	0	N/A	0 (6)	3,000	203,407
Charles G. King	74,400	100,007	0	N/A	49,513	1,000	224,920
Constance H. Lau	69,900	100,007	0	N/A	N/A	0	169,907
Douglas M. Pasquale	81,900	100,007	0	N/A	N/A	0	181,907
Maryanna G. Shaw	72,900	100,007	0	N/A	0 (7)	0	172,907
Jeffrey N. Watanabe	68,400	100,007	0	N/A	N/A	3,000	171,407

(1)
Represents the aggregate grant-date fair value of restricted stock unit awards granted in 2009.  The dollar amount is slightly higher than $100,000 due to the rounding of shares to a whole number, as provided under the terms of the 2007 Plan.  Each director listed above had 5,630 restricted stock units at the end of 2009.

(2)
There were no options granted in 2009, 2008 or 2007. The aggregate number of stock option awards outstanding at the end of 2009 for each director is as follows:  Mr. Baird – 0 shares; Dr. Chun – 33,515 shares; Messrs. Dods and King – 36,000 shares each; Ms. Lau and Ms. Shaw – 24,000 shares each; Mr. Pasquale – 16,000 shares; and Mr. Watanabe – 27,000 shares.

(3)	All amounts are attributable to the aggregate change in the actuarial present value of the director’s accumulated benefit under a defined benefit pension plan.
(4)	Represents charitable contributions under the matching gifts program described on page 9.
(5)	The change in pension value was a decrease of $770.
(6)	The change in pension value was a decrease of $1,483.
(7)	The change in pension value was a decrease of $2,749.

In 2009, outside directors received an annual cash retainer of $33,000; Messrs. King and Dods received an additional annual retainer fee of $7,500 for serving as Chairpersons of the Compensation Committee and the Nominating Committee, respectively, and Mr. Pasquale received an additional annual retainer fee of $12,000 for serving as Chairperson of the Audit Committee. Mr. Dods received an additional annual retainer fee of $20,000 for serving as the Lead Independent Director. Outside directors received an attendance fee of $1,500 per Board meeting and, in addition, attendance fees of $1,500 per committee meeting. All directors of A&B served as directors of A&B’s Matson subsidiary and, in such capacities, outside directors received attendance fees of $1,200 per Matson Board meeting.  From January 1, 2010, Mr. Dods, who became Non-Executive Chairman of the Board of A&B on such date, is receiving an annual retainer fee of $117,000 for serving as Non-Executive Chairman of the Board.  He will not receive any additional meeting fees.  Directors who are employees of A&B or its subsidiaries do not receive compensation for serving as directors. Outside directors may defer half or all of their annual cash retainer and meeting fees until retirement or until a later date they may select; no directors have deferred any of these fees.

Under the terms of the 2007 Plan, an automatic grant of approximately $100,000 in restricted stock units is given to each director who is elected or reelected as an outside director of A&B at each Annual Meeting of Shareholders. These awards vest in equal increments over three years.  Outside directors may defer $10,000 - $100,000 of their vested shares until cessation of board service, the fifth anniversary of the award date, or whichever is earlier. Three directors have elected to make such a deferral. Beginning in 2010, an additional grant of $56,000 in restricted stock units will be awarded annually to Walter A. Dods, Jr., as non-executive Chairman of the Board. Upon being reelected a director of A&B at its 2010 Annual Meeting, Mr. Dods will receive grants totaling $174,666.67, which include the automatic grant, the additional grant for 2010, and a prorata additional grant for the period of January 1, 2010 to April 30, 2010.

Under A&B’s retirement plan for directors, a director with five or more years of service will receive a lump-sum payment upon retirement or attainment of age 65, whichever is later (but in no event later than the date of the first annual meeting of shareholders after the director attains age 72), that is actuarially equivalent to a payment stream for the life of the director consisting of 50 percent of the amount of the annual retainer fee in effect at the time of his or her retirement or other termination, plus 10 percent of that amount, up to an additional 50 percent, for each year of service as a director over five years. Effective December 31, 2004, these retirement benefits were frozen based on a director’s service and retainer on that date and no further benefits accrue for subsequent periods.

Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on A&B business. They also may participate in the Company’s matching gifts program, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 for each director annually.

Director Share Ownership Guidelines. The Board has adopted a “Share Ownership Guideline Policy” for itself, encouraging each non-employee director to own A&B common stock (including restricted stock units) with a value of five times the amount of the current cash retainer of $33,000 or three thousand (3,000) shares, within five years of becoming a director.  All non-employee directors have met the established guidelines.

Communications with Directors. Shareholders or other interested parties may contact any member (or any group of members or all members) of the Board by mail. To communicate with the Board of Directors, correspondence should be addressed to the Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o A&B Law Department” at A&B’s headquarters at 822 Bishop Street, Honolulu, Hawaii  96813.

All communications received as described above will be opened by the A&B Law Department for the sole purpose of determining whether the contents constitute a communication to A&B’s directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to the Board or to any group of directors, the A&B Law Department will make sufficient copies of the contents to send to each addressee.

In addition, it is A&B policy that directors are invited and strongly encouraged to attend the Annual Meeting of Shareholders. All of the directors attended the 2009 Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The following table lists the names and addresses of the only shareholders known by A&B on February 19, 2010 to have owned beneficially more than five percent of A&B’s common stock outstanding, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,991,267 (a)	7.3%
Third Avenue Management LLC 622 Third Avenue, 32nd Floor New York, NY 10017	2,733,211 (b)	6.7%
Dimensional Fund Advisors LP 622 Third Avenue, 32nd Floor New York, NY 10017	2,513,851 (c)	6.1%

(a)
As reported in Amendment No. 1 to Schedule 13G dated January 29, 2010 (the “BlackRock 13G”) filed with the SEC. According to the BlackRock 13G, BlackRock, Inc. has sole voting power and sole dispositive power over all 2,991,267 shares, and does not have shared voting or shared dispositive power over any shares.  The BlackRock 13G includes shares previously owned by Barclays Global Investors NA, which was acquired by BlackRock Inc.

(b)
As reported in Amendment No. 1 to the Schedule 13G dated February 16, 2010 (the “Third Avenue 13G”) filed with the SEC. According to the Third Avenue 13G, Third Avenue Management LLC has sole voting power over 2,731,586 shares and sole dispositive power over all 2,733,211 shares, and does not have shared voting or dispositive power over any shares.

(c)
As reported in the Schedule 13G dated February 10, 2010 (the “Dimensional Fund 13G”) filed with the SEC. According to the Dimensional Fund 13G, Dimensional Fund Advisors LP has sole voting power and sole dispositive power over all 2,513,851 shares (subject to the provision of Note 1 of the Dimensional Fund 13G), and does not have shared voting or shared dispositive power over any shares.

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers. The following table shows the number of shares of A&B common stock beneficially owned as of February 19, 2010 by each director and nominee, by each executive officer named in the “Summary Compensation Table” below, and by directors, nominees and executive officers as a group and, if at least one-tenth of one percent, the percentage of outstanding shares such ownership represents. Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.

Name or Number in Group	Number of Shares Owned (a)(b)(c)	Stock Options (d)	Total	Percent of Class
W. Blake Baird	4,505	0	4,505	--
Michael J. Chun	9,088	33,515	42,603	0.1
W. Allen Doane	268,022	685,118	953,140	2.3
Walter A. Dods, Jr.	48,732	36,000	84,732	0.2
Charles G. King	16,255	36,000	52,255	0.1
Stanley M. Kuriyama	96,655	193,178	289,833	0.7
Constance H. Lau	2,855	24,000	26,855	--
Douglas M. Pasquale	7,155	16,000	23,155	--
Maryanna G. Shaw	265,488	24,000	289,488	0.7
Jeffrey N. Watanabe	3,209	27,000	30,209	--
Christopher J. Benjamin	39,861	86,230	126,091	0.3
James S. Andrasick	110,095	134,919	245,014	0.6
Matthew J. Cox	18,155	47,167	65,322	0.2
Norbert M. Buelsing 19 Directors, Nominees and Executive Officers as a Group	41,000 989,126	34,243 1,480,468	75,243 2,469,594	0.2 5.8

(a)
Amounts do not include shares owned by spouses of those directors and executive officers who disclaim beneficial ownership thereof, as follows: Ms. Shaw – 17,121 shares. Amounts do not include shares beneficially owned in a fiduciary capacity by trust companies or the trust departments of banks of which A&B directors are trustees or directors, including as follows:  BancWest Corporation – 119,396 shares, Bank of Hawaii – 470,256 shares, The Wallace Alexander Gerbode Foundation, of which Ms. Shaw is a trustee – 40,000 shares, and the William Garfield King Educational Trust, of which Mr. King is a trustee – 400 shares.  Amounts include 20,000 shares held in a trust by the spouse of Mr. Benjamin.

(b)
Amounts include shares as to which directors, nominees and executive officers have (i) shared voting and dispositive power, as follows:  Mr. Baird – 4,505 shares, Dr. Michael Chun – 6,418 shares, Mr. Dods – 2,000 shares, Ms. Lau – 700 shares, Mr. Pasquale – 7,155 shares, Ms. Shaw – 15,896 shares, and directors, nominees and executive officers as a group – 40,153 shares and (ii) sole voting power only:  directors, nominees and executive officers as a group – 197 shares.

(c)	50,000 shares owned by Ms. Shaw are held in a margin account at a brokerage firm.
(d)
Amounts reflect shares deemed to be owned beneficially by directors, nominees and executive officers because they may be acquired prior to April 20, 2010 through the exercise of stock options.  Amounts do not include 208,251 restricted stock units that have been granted to the directors and executive officers as a group that may not be acquired prior to April 20, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires A&B’s directors and executive officers, and persons who own more than 10 percent of its common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. A&B believes that during fiscal 2009, its directors and executive officers filed all reports required to be filed under Section 16(a) on a timely basis, except that Michael J. Chun was required to file a Form 4 on or before March 12, 2009, with respect to the sale of 1,651 shares, but such Form 4 was filed on March 18, 2009, and that Maryanna G. Shaw was required to file a Form 5 on or before February 14, 2009, with respect to the disposition of 1,090 shares, but such Form 5 was filed on February 10, 2010.

Certain Relationships and Transactions. A&B has adopted a written policy under which the Audit Committee must pre-approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a). Prior to entering into a transaction with A&B, directors and executive officers (and their family members) must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction or arrangement requires the approval of the Audit Committee. The Audit Committee considers all of the relevant facts and circumstances available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.

The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings via fax, e-mail or written correspondence. Approval by a majority of the Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.

Walter A. Dods, Jr., non-executive Chairman of the Board of A&B, owns an approximately 29 percent interest in a corporation that, in 2007, purchased a company that previously had entered into a ten-year commercial lease (with two five-year renewal options) at market rates with a subsidiary of A&B. The amount of gross rent paid in 2009 was $152,869 and the remaining aggregate net rent obligation under the lease, which term expires in October 2017, is $1,111,680.

Constance H. Lau, a director of A&B, is President, Chief Executive Officer and Director of HEI, as well as Chairman of the Board and Chief Executive Officer of American Savings Bank, F.S.B., a subsidiary of HEI. A&B and its subsidiaries have a number of relationships with American Savings Bank, including:

American Savings Bank (i) has a 10.8 percent participation in A&B’s $225 million revolving credit and term loan agreement, of which, in 2009, the largest aggregate amount of principal outstanding was $60,000,000; $70,000,000 and $110,962 were paid in principal and interest, respectively; and $30,000,000 was outstanding on February 19, 2010, with interest payable on a sliding scale at rates between 0.225 percent to 0.475 percent (based on A&B’s current credit rating) plus LIBOR, (ii) has a 10.8 percent participation in Matson’s $100 million revolving credit and term loan agreement (such loan being linked to the $225 million facility described in (i) above), of which, in 2009, the largest aggregate amount of principal outstanding was $70,000,000; $106,000,000 and $61,673 were paid in principal and interest, respectively; and $17,000,000 was outstanding on February 19, 2010, with interest payable on a sliding scale at rates between 0.225 percent to 0.475 percent (based on Matson’s current credit rating) plus LIBOR, (iii)  is a commercial tenant in certain property owned by an A&B subsidiary, under a lease with a term that expires in December 2017, with aggregate gross rent in 2009 of $67,994, and aggregate net rent from and after January 1, 2010 of $428,622, and (iv) is a holdover lessee in A&B’s Mililani Shopping Center, which was sold by A&B in January 2010, with a month-to-month lease for a net monthly rent of $9,720, and is a holdover lessee and licensee in A&B’s Maui Mall Shopping Center, with a month-to-month lease and a month-to-month license for a net monthly rent of $800 and $1,874 per month, respectively.

In 2009, an A&B division sold electricity that it had produced to Maui Electric Company, Inc., an HEI subsidiary, in the amount of approximately $9,275,000.

Ms. Lau’s spouse is the President and Chief Executive Officer of Finance Enterprises, Ltd., a Hawaii-based financial institution. Subsidiaries of Finance Enterprises have two commercial leases with a subsidiary of A&B, with terms expiring in September 2010 and November 2012, with aggregate gross rents in 2009 of $186,620, and aggregate net rents from and after January 1, 2010 of $261,812.

The brother of Matthew J. Cox, President of Matson, is an officer in a company from which Matson leases transportation equipment. The aggregate amount paid under the leases in 2009 was $1,834,439, and the remaining aggregate rental obligations, which expire in July and August 2011, are $1,463,868.

Code of Ethics. A&B has adopted a Code of Ethics (the “Code”) that applies to the CEO, Chief Financial Officer (“CFO”) and Controller. A copy of the Code, along with copies of Codes of Conduct applicable to all directors, officers and employees of A&B, is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com. A&B intends to satisfy any disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of the Code by posting such information on its website.

Code of Conduct. A&B has adopted a Code of Conduct, which is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

The CD&A addresses A&B’s compensation practices for 2009 for the six executive officers (includes an officer who retired before December 31, 2009) named in the Summary Compensation Table below (collectively, the “Named Executive Officers” or “NEOs”).

Compensation Overview

Compensation Philosophy and Objectives. The Company seeks to align its objectives with shareholder interests through a compensation program that attracts, motivates and retains outstanding executives, and rewards outstanding performance. To achieve this, the Company uses the following pay elements (described in further detail under “Pay Elements” below):

•	Salary,
•	Annual cash incentives,
•	Equity-based incentives,
•	Health and welfare benefits,
•	Retirement benefits,
•	Severance Plan and Change in Control agreements, and
•	Executive perquisites.

Target Compensation Percentiles. To achieve the Company’s compensation philosophy, the Compensation Committee has set target compensation percentiles as follows:

•	Cash compensation at or about the 50th percentile of competitive survey data (described in detail under “The Role of Survey Benchmarking”).
•	Total direct compensation (salary, annual incentives at target and long-term incentives) between the 50th and 60th percentile.
•	Total compensation (total direct compensation, plus health and welfare benefits, retirement benefits and perquisites) between the 50th and 60th percentile.

Actual compensation may be higher or lower, depending on Company and individual performance.

As a result of the economic environment, the Company’s compensation philosophy for 2009 was to target the 50th percentile of competitive market data.  The Company has a unique set of businesses and geographies in which it competes. Attracting and retaining top talent in these businesses and geographic segments, particularly Hawaii and the San Francisco Bay Area, where the high cost of living and competitive job market normally challenge the Company’s staffing efforts, remain difficult. In 2009, a competitive assessment of salary, target annual and target long-term incentives for Company executives was conducted and found that salaries are at about the 50th percentile, target total cash compensation approximates the 35th percentile and total direct compensation is at about the 45th percentile of competitive practices.  While this is below the established compensation philosophy, the Committee believes these levels are appropriate at this time given the economic conditions.

Combination of Pay Elements.  The Company’s target compensation percentiles, described above, result in a program that places greater emphasis on performance-based compensation, while at the same time focuses on long-term talent retention. The Committee believes that this is consistent with one of its key compensation objectives, which is to align management interests with shareholder interests.  For 2009, the Compensation Committee placed about the same emphasis on long-term incentive compensation as competitive practice, as shown in the following table.  This occurred because the Committee reduced target incentive plan opportunities for the year.  Normally, the Committee’s intent is to put more emphasis on long-term incentive compensation than competitive practice to keep executives focused on longer-term results.  The Committee believes this philosophy provides the greatest benefit to shareholders.

Percentage of Target Total Direct Compensation Provided by Each Pay Element for 2009

NEO	A&B NEOs			Competitive
	Salary	Annual Incentives *	Long-Term Incentives	Salary	Annual Incentives	Long-Term Incentives
Mr. Doane	24%	12%	64%	23%	22%	55%
Mr. Kuriyama	29%	13%	58%	34%	22%	44%
Mr. Benjamin	39%	18%	43%	35%	21%	44%
Mr. Andrasick	32%	13%	55%	**	**	**
Mr. Cox	40%	18%	42%	34%	23%	43%
Mr. Buelsing	47%	12%	41%	40%	24%	36%
* Reflects a 25% to 50% reduction in normal target award opportunities for the 2009 annual cash incentive plan (as further described in the “Pay Elements” section).
** Mr. Andrasick retired on August 31, 2009.  Due to the uniqueness of his role during the transition of his duties and responsibilities, his job could not be competitively evaluated.  Mr. Andrasick’s compensation between January 1, 2009 and August 31, 2009 was based on the executive transition agreement described further in the section entitled “Employment Agreements” (the “Executive Transition Agreement”).

The Compensation Committee does not use specific formulas to determine the mix of pay elements, or the allocation between cash and non-cash compensation or among non-cash forms of pay.

Review of Total Compensation. As part of determining total compensation, the Compensation Committee reviews:

•	A summary of the value of all compensation elements, both direct and non-direct, provided to the executive during the year,
•	Competitive survey data,
•	The accumulated value of outstanding equity grants and its sensitivity to stock price movement,
•	Realized/realizable value of incentive compensation and retirement income for the past five years,
•	Health and welfare benefits and retirement plan balances,
•	Company and individual performance,
•	Prior compensation decisions for the past five years through tally sheets,
•	Economic environment,
•	Business unit strategic goals and performance expectations, and
•	Actual Company, business unit, and individual performance.

The Compensation Committee uses this information to evaluate:

•	Consistency with the Company’s compensation philosophy,
•	Consistency with competitive survey data,
•	Alignment of the pay program to the Committee’s commitment to pay-for-performance,
•	Internal pay equity based on individual performance, job level and competitive compensation data, and
•	The effect of potential payments, awards and plan design changes on the executive’s total pay package.

Internal Pay Equity. The Compensation Committee considers internal pay equity as one factor of many to be considered in establishing compensation for executives.  While there is no policy established regarding the ratio of total compensation of the CEO to that of the other executive officers, the Compensation Committee does review compensation levels to ensure that appropriate equity exists.  In 2009, it reviewed the ratio of the CEO’s salary, total cash and total direct compensation relative to the average compensation for the other four NEOs, as reflected in the table below. These ratios were compared to benchmark survey data to determine whether compensation relationships are properly aligned internally.  The Company’s target and actual ratios were found to be within the range of reasonableness and consistent with typical practices for companies of similar size in general industry.

2009 Ratio of Target and Actual CEO Pay to Other NEOs

	Salary	Total Cash Compensation	Total Direct Compensation
A&B Target	2.18 to 1	2.36 to 1	3.45 to 1

A&B Actual*	2.18 to 1	2.42 to 1	3.58 to 1

Benchmark Data (target)	1.99 to 1	2.39 to 1	3.07 to 1
* Based on base salary as of December 31, 2009, annual incentives paid in 2010 for 2009 performance and long-term incentive grants made in January 2009.  Excludes Mr. Andrasick, who retired on August 31, 2009.

Effect of Recent Economic Challenges on Executive Pay

The ongoing economic challenges have continued to influence the Company’s executive compensation programs.  Incentive compensation awards for 2009 reflected the Company’s lower overall performance, which is consistent with the Company’s focus upon compensation that is performance-based.  Normal target award opportunity levels were reduced at management’s request for the 2009 performance period and award payments were determined on the basis of the revised target opportunities.  As part of a number of proactive measures that the Company put in place for 2009 in light of the economic challenges, the award opportunities for NEOs were reduced by 25% to 50%.  The Committee determined that, in conjunction with other expense reduction measures (such as two years of base salary freezes, reduction of profit-sharing targets and elimination of the bulk of existing perquisites), the reduction was appropriate given the Company’s overall final budget and expense control initiatives for 2009.  The Committee viewed the reduction in the target award as well as base salary freezes as temporary actions given the economic environment and expected Company performance.  The Company match of up to three percent of contributions to the Individual Deferred Compensation Plan was suspended as of August 1, 2009 and remains suspended for 2010.  These actions were considered to be necessary based on expected Company performance in 2009.

The Company also anticipated reductions in competitive long-term incentive award levels and considered the changes in stock price and the combined effect on the Company’s 2009 long-term incentive grants. The impact of a lower share price generally results in more options and restricted shares being granted to plan participants. The Compensation Committee reviewed the resulting number of shares required to meet A&B’s long-term incentive target values and reduced long-term incentive target award values for 2009.  It also made adjustments to the equity mix for 2009 as appropriate, as discussed on page 18, factoring in the total shares to be granted for the year and the effect on shareholder dilution.

Pay Elements

The Company provides the following pay elements to its executive officers in varying combinations to accomplish its compensation objectives.

Salary: Salary is intended to provide a competitive fixed rate of pay based upon an executive’s responsibilities.  The Company’s general philosophy is to provide salaries at the median of salaries paid to officers with comparable job responsibilities in general industry companies of similar size to the Company. Factors that are considered in determining salary include:

•	Job responsibilities and experience,
•	The executive’s performance,
•	Competitive survey data,
•	Positioning within the executive’s salary range,
•	Positioning in relation to the Company’s pay philosophy,
•	Projected salary increases in the general industry,
•	The value of the executive’s total pay package at target for the year,
•	Economic conditions, and
•	Company performance.

Potential gains or the accumulated value of compensation under the equity or benefits programs are not considered when determining salary, although they are considered in determining other elements of compensation.

The Board of Directors determines the CEO’s annual salary change on the basis of the factors mentioned above. The Board has a formal performance review process for the CEO that in 2009 included five categories:  financial performance, strategic effectiveness and innovation, business management, talent management, and personal effectiveness. None of the categories is weighted, and there is no overall rating score. Each board member provides written observations and rates the CEO’s performance against the criteria. The Board of Directors discusses the results of the assessment with the CEO, discussing the areas of greatest strength and the areas where improvements could be made. The result of this process is only one factor in determining the CEO’s actual annual salary increase.

The CEO recommends annual salary changes for the other NEOs. Salary increases for NEOs are generally considered by the Compensation Committee in February of each year for implementation on April 1st. In 2009, based on expected financial challenges for the year and at management’s recommendation, no base salary increases were received by the NEOs.  Base salary increases are being considered for the NEOs in 2010 after two years of no increases other than those related to increased job responsibilities.  Mr. Doane retired as Chief Executive Officer on December 31, 2009.  Effective January 1, 2010, Mr. Kuriyama was appointed Chief Executive Officer, in addition to his title as President of A&B.  Mr. Kuriyama received a salary increase of $215,000, to reflect his increased responsibilities.  The Committee considered competitive compensation levels for a typical chief executive officer, Mr. Kuriyama’s experience in the role, current economic conditions, his current compensation level relative to competitive practices in his current role, and typical pay increases for internal promotions to the Chief Executive Officer position.  On the basis of these factors, none of which was weighted, the Board determined that Mr. Kuriyama’s salary, target total cash and total direct compensation should be set initially about the 30th to 35th percentile.  Mr. Kuriyama previously had declined a salary increase when he was promoted to President in 2008.

Salary Information for 2008 - 2009

NEO	Base Salary as of 12/31/08	Amount of Increase	Base Salary as of 12/31/09	Estimated Competitive Market Percentile
Mr. Doane	$803,250	0%	$803,250	50th
Mr. Kuriyama	$400,000	0%	$400,000	35th
Mr. Benjamin	$325,000	15.38%	$375,000*	45th
Mr. Andrasick	$500,000	0%	$500,000	N/A**
Mr. Cox	$375,000	6.67%	$400,000*	50th
Mr. Buelsing	$300,000	0%	$300,000	50th
* Salary increase based on increased job responsibilities in 2009.
** Mr. Andrasick retired on August 31, 2009.  Due to the uniqueness of his role during the transition of his duties and responsibilities, his job could not be competitively evaluated.  His actual compensation was determined under the Executive Transition Agreement.

Annual Incentives: Annual incentives for NEOs are provided through the One-Year Performance Improvement Incentive Plan (“PIIP”) to motivate executives and reward them if they achieve specific corporate, business unit and individual goals. These goals are established in February of each year.

Weighting of Goals. The weighting of the corporate, business unit and individual goals depends on the executive’s position and responsibilities.  The intention is to place a significant portion of the awards on the financial results of the Company and business units, but balance that with important strategic goals that have been established for the year through the individual portion.  The 2009 weighting is as follows and was determined by the Compensation Committee to provide proper balance between financial and strategic goals:

Weighting of 2009 PIIP Goals for NEOs

NEO	Unit	Corporate	Business Unit	Individual
Mr. Doane	Corporate	70%	0%	30%
Mr. Kuriyama	Corporate	70%	0%	30%
Mr. Benjamin	Corporate	70%	0%	30%
Mr. Andrasick	Transportation	20%	50%	30%
Mr. Cox	Transportation	20%	50%	30%
Mr. Buelsing	Real Estate	20%	50%	30%

Determination of Annual Cash Incentive Award. Each component -- corporate, business unit and individual -- is evaluated against the respective performance measures and goals.  There are three levels of award opportunities for each component:  threshold, target and extraordinary. In 2009, target award opportunity levels for NEOs were reduced and ranged from 25 percent to 52.5 percent of salary.  In 2010, the normal target award opportunity levels for NEOs range will be reinstated and will range from 50 percent to 90 percent of salary, which is consistent with competitive targets.  If a threshold goal is not achieved, there will be no payout for that component. If threshold goals are achieved, a participant will receive 50 percent of the target award opportunity set for that component. If target or extraordinary goals are achieved, a participant will receive 100 or 200 percent, respectively, of the target award opportunity for that component. Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable.  No additional award is provided for performance above the extraordinary goal level.

The CEO reviews the annual cash incentive award calculations for each individual (other than himself), and makes recommendations to the Compensation Committee regarding payouts, including the reasons for his recommendations. For the 2009 awards however, due to the CEO transition, Mr. Doane assessed the performance of Mr. Andrasick, Mr. Benjamin, and Mr. Kuriyama, while Mr. Kuriyama assessed the performance of Messrs. Buelsing and Cox.  The Compensation Committee approves the awards and has discretion to modify recommended awards, both positively and negatively, to take into consideration factors it believes more appropriately reflect the performance of the Company, unit, or individual. Such factors may vary, but may include, for individuals, adjustments for an executive taking on temporary but significant additional responsibilities to his normal job role or, for the Company or a business unit, adjustments for extraordinary events.  No such adjustments were made by the Committee for 2009 incentive awards.

Working with Towers Watson-supplied reports and using data as described in the benchmark section on page 21, management and the Compensation Committee reviewed target award levels for the annual cash incentive awards and confirmed that each NEO is at or below the 50th percentile and target total cash is below the 50th percentile for each of the NEOs, as shown in the table below. In line with other expense reduction measures taken by the Company, target incentive opportunities for 2009 for each NEO were reduced by the Committee by 25 to 50% percent.  The Committee may adjust opportunity targets to more competitive levels at any time it deems it reasonable.

Target Total Cash Positioning for 2009

NEO	Base Salary as of 12/31/09	Target Bonus	2009 Reduced Target Bonus	Target Total Cash as of 12/31/09 (Including Base Salary)	Estimated Competitive Market Percentile
Mr. Doane	$803,250	70%	52.5%	$1,224,956	30th
Mr. Kuriyama	$400,000	60%	45%	$580,000	30th
Mr. Benjamin	$375,000	60%	45%	$543,750	40th
Mr. Andrasick	$500,000	55%	41.25% (prorated)	$637,500*	N/A**
Mr. Cox	$400,000	60%	45%	$580,000	40th
Mr. Buelsing	$300,000	50%	25%	$375,000	30th
* Pro-rated as a result of retirement.
** Actual compensation determined under Executive Transition Agreement.

While the Compensation Committee does not anticipate circumstances where a restatement of earnings upon which incentive compensation award decisions were based would occur, should such circumstances arise the Compensation Committee has the discretion to take necessary actions to protect the interests of shareholders, including actions to seek to recover such incentive awards.  In 2009, Towers Watson provided the Committee with an overview of current market practices with regard to recovery or recoupment policies.  The Committee plans to further review this issue in 2010.

Company and Business Unit Performance. The corporate component measure in 2009 was based on the operating plan approved by the Board of Directors and was weighted 65 percent on corporate profit before income tax and 35 percent on return on invested capital (“ROIC”). Performance goals for the Transportation and Real Estate units were weighted 65 percent on business unit profit before income tax and 35 percent on ROIC. Profit before income tax was selected as a performance component because the Company believes it best reflects the results of business execution and profitability levels. ROIC was chosen as a performance component because it is a key measure in identifying how effectively the Company is investing its capital resources. The Company believes that both performance goals align shareholder and executive interests.

The annual corporate and business unit targets reflect the Company’s Board-approved operating plan. When establishing the operating plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors, Company capabilities, performance objectives, and the Company’s strategic plan.

If performance with respect to a corporate or business unit component is below the threshold level, there is no incentive payout made for that component. The target levels for corporate and business unit goals were set at 100 percent of the 2009 Board-approved operating plan amounts. Should the Company or any business unit exceed the extraordinary level of performance, awards are capped at the extraordinary level. However, the Compensation Committee believes that part of its role is to apply informed discretionary judgment to the goals and achievements.

For determination of award levels for 2009, the Company’s 2009 operating performance was compared to the performance goals approved by the Compensation Committee in January 2009. Corporate goals and actual results were as follows:

Corporate Goal	Threshold	Target	Extraordinary	Actual
Profit Before Income Tax	$104,291,250	$139,055,000	$166,866,000	$71,808,200

ROIC	4.73%	6.30%	7.56%	3.86%

Business unit goals and actual results were as follows:

Business Unit Goal	Threshold	Target	Extraordinary	Actual
Transportation Profit Before Income Tax	$75,590,250	$100,787,000	$120,944,400	$55,980,500

Transportation ROIC	7.26%	9.68%	11.62%	6.26%

Real Estate Profit Before Income Tax	$76,797,750	$102,397,000	122,876,400	$80,649,900

Real Estate ROIC	5.78%	7.71%	9.25%	6.01%

Performance goals were established in late 2008 and did not fully anticipate the depth and severity of the deteriorating operating environment that the Company would face in 2009 across all lines of business.  Accordingly, operating performance in 2009 was lower than planned, with consolidated corporate profit before income tax and ROIC below the threshold levels.  While results were below objectives, a profitable year was achieved in spite of the challenging operating conditions throughout the Company.  The Company also improved its overall financial condition and generated positive operating cash flow in 2009.  Aggressive cost-reduction measures continued in 2009, and the Company believes it is positioned well as the markets it serves begin to recover.  As a result of the actual performance against the goals discussed above, only one NEO (Mr. Buelsing) earned a portion of the award tied to business unit financial results.

Individual Performance. In addition to corporate and business unit performance goals, each NEO had 30 percent of his 2009 award based on achieving individual goals. These individual goals vary, depending upon the NEO’s position in the Company and/or the activities of the NEO’s business unit. Certain individual goals are objective and therefore measurable; other individual goals are more qualitative in nature. Individual goals are approved by the Compensation Committee each year. Performance against individual goals is assessed at threshold, target, and extraordinary levels.

Mr. Doane’s individual goals addressed four areas:  succession planning actions in collaboration with the Board of Directors; expanding and enhancing investor relations; implementing cost and capital reduction spending programs consistent with a significant economic downturn; and responding to strategic issues at Kukui'ula and HC&S.   The Committee and the Board assessed the CEO’s overall performance relative to the combined individual goals set for him at the beginning of the year. Mr. Doane’s overall accomplishments were determined by the Compensation Committee to be between target and extraordinary levels.

Mr. Kuriyama’s individual goals addressed achieving property sales objectives as established by the Company’s operating plan; evaluating and achieving strategic goals for A&B’s Kukui’ula project; determining the strategic direction of Hawaiian Commercial & Sugar Company (“HC&S”); and improving profitability and reducing costs at Matson and Matson Integrated Logistics.  Mr. Kuriyama’s overall accomplishments were determined to be slightly below the target level.

Mr. Benjamin’s individual goals addressed restoring stability to HC&S and positioning it for continued success either through operational improvements or through a shift in strategic direction; and preserving A&B’s value through prudent capital management, protection of access to capital, the maintenance of internal controls and compliance with financial regulations and requirements.  Mr. Benjamin’s overall accomplishments were determined to be slightly below the extraordinary level.

Mr. Andrasick’s individual goals addressed succession planning and executing a smooth transition as part of a planned executive transition plan; growing Matson Integrated Logistics’s and Matson Global Distribution Services’s revenues and earnings through new products, services, and acquisitions; and monitoring and coordinating governmental issues affecting Matson’s operations.  Mr. Andrasick’s overall accomplishments were determined to be slightly below the target level.

Mr. Cox’s individual goals addressed Matson cost-reduction initiatives; implementing a reduction in force across Matson; improving service standards in the Hawaii Service; implementing important information technology initiatives; and maintaining and increasing China Service volumes.  Mr. Cox’s overall accomplishments were determined to be slightly below the extraordinary level.

Mr. Buelsing’s individual goals addressed increasing profitability of the U.S. Mainland and Hawaii leasing portfolios; improving income property portfolio occupancy rates; identifying and funding new project investments; and achieving development sales margin, property sales and tax-deferred property exchange goals.  Mr. Buelsing’s overall accomplishments were determined to be slightly above the threshold level.

Equity-Based Compensation:  The equity portion of the total compensation program is designed to:

•	Align management and shareholder interests,
•	Provide an incentive to increase shareholder value over the longer-term, and
•	Provide a means to attract, motivate and retain, as well as reward, the management team responsible for the success of the Company.

The types of equity-based compensation provided to NEOs in 2009 and 2010 are nonqualified stock options, time-based restricted stock units and performance-based restricted stock units. Because a financial gain from stock options is only possible if the price of the Company’s stock has increased and because these stock options vest over an extended time period, the Compensation Committee believes these grants encourage behaviors and decisions that focus on increasing A&B’s value, and correspondingly A&B's stock price, over an extended time frame, which benefits all shareholders of A&B. Time-based restricted stock unit grants are intended to focus behaviors on improving long-term stock price performance, increasing share ownership and, through forfeiture conditions, strengthening retention of participants. Performance-based restricted stock unit grants are intended to focus behaviors on achieving specific performance goals, as well as on the same objectives as time-based restricted stock unit grants.

The Company’s long-term incentive award opportunities target the combination of salary, target annual incentives and long-term incentive award opportunities between the 50th and 60th percentile of the competitive survey data. However, for 2009, the Committee granted such awards at about the 50th percentile and varied individual awards between the 40th and 60th percentiles based on the individual’s personal performance and contributions.  Equity-based grants are generally considered and granted annually in January by the Compensation Committee. Based on current market data provided by Towers Watson, the CEO makes recommendations for each executive officer (except himself) to the Compensation Committee, which retains full discretion to accept, reject or amend his recommendations. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things:

•	Company and individual performance,
•	The executive officer’s current and expected future contributions to the Company,
•	Effect of a potential award on total compensation and pay philosophy,
•	Internal equity relationships,
•	Benchmark data,
•	Economic environment, and
•	Size of recent grants.

None of these factors is weighted.

The Compensation Committee, with the assistance of Towers Watson, reviews and determines the appropriate types and weights of equity grants each year.  In January 2009 and 2010, the Compensation Committee made equity grants in a combination of stock options, time-based restricted stock units and performance-based restricted stock units. The mix of the value of these three components in 2009 was intended to be 25 percent of the targeted long-term incentive value based on stock options, 37.5 percent of the value tied to time-based restricted stock units and 37.5 percent of the value tied to performance-based restricted stock units.  The mix of grants in 2010 was revised based on information provided by Towers Watson to place a greater emphasis on performance-based awards, which is consistent with the Company’s “pay for performance” philosophy.  For 2010, 30 percent of the award value is in stock options, 30 percent is tied to time-based restricted stock units and 40 percent is tied to performance-based restricted stock units.  The Compensation Committee believes this mix of grants provides upside opportunity through the use of stock options, but balances that potential upside with the downside risks of an actual shareholder through grants of restricted stock units, and ties a portion of equity compensation to achieving a specific performance goal through grants of performance-based restricted stock units. In determining the number of shares to be granted for the 2009 long-term incentive awards, the Committee used calculations provided by Towers Watson using a share price assumption that was higher than the stock price on the date of grant.  The difference in the actual stock price at grant and the stock price assumption used for determining the number of shares granted, resulted in a slightly different mix in value (approximately 20 percent stock options, 40 percent time-based restricted stock units, and 40 percent performance-based restricted stock units) and also resulted in lower award values than originally intended by the Committee by approximately 12 percent, with the exception of Mr. Andrasick, per the terms of his Executive Transition Agreement.  However, given the daily volatility of the stock market, the Committee agreed in advance that this was the most sensible approach at that time.  (For 2010 awards, the Compensation Committee returned to its customary practice of approving awards based on dollar amounts.) In addition, beginning with the 2009 award, the Compensation Committee increased the vesting period for performance-based restricted stock units from one-year vesting to vesting in equal increments over three years.  The Compensation Committee believed that the lengthened vesting period was in line with market practices, would strengthen alignment with shareholders and, through forfeiture conditions, strengthen retention of participants.

Given the economic environment and stock price decreases, the Committee took into account various considerations when determining 2009 award amounts, including but not limited to, shares available for grant under the 2007 Plan, reduced cash incentive targets, the lack of salary increases for NEOs, the current stock price, base salary versus market competitive data, and current survey data.  The Committee used the most current survey data available (which was based on 2008 market data), but did not rely as heavily on a competitive percentile target as in past years in making grant determinations due to expected differences between 2008 and 2009 survey data.  At management’s recommendation, the Committee targeted grants at or below the 50th percentile of competitive practices, as opposed to the 60th percentile.  However, the exact positioning was not known at the time of grant because 2009 survey data had not yet been published.  Consistent with prior years, Towers Watson provided a guideline range for equity grants for the Compensation Committee to consider, as determined through survey sources available at that time (Watson Wyatt and Towers Perrin – see The Role of Survey Benchmarking on page 21).

When compared to the actual 2009 survey data when it became available, rather than 2008 data used, the 2009 equity awards were at about the 60th percentile for Messrs. Doane and Kuriyama, about the 40th percentile for Messrs. Benjamin and Cox, and about the 50th percentile for Mr. Buelsing.  Mr. Andrasick’s 2009 award, made in accordance with the terms of his Executive Transition Agreement, resulted in grants at the 55th percentile.  Upon his retirement on August 31, 2009, Mr. Andrasick’s performance-based and time-based restricted stock unit components of his 2009 long-term incentive award were subject to pro rata vesting under the terms of the 2007 Plan.  In light of the valuable contributions Mr. Andrasick has made to the Company during his tenure, the vesting of an additional $50,000 of his time-based restricted stock unit award was accelerated in connection with his retirement.

In line with the Committee’s intent to target the 50th percentile, the 2010 equity awards as determined by the Committee were at about the 50th percentile for Messrs. Kuriyama, Benjamin, and Mr. Cox and slightly under the 60th percentile for Mr. Buelsing.  Messrs. Doane and Andrasick did not receive a grant due to their retirement.

For the 2009 performance-based restricted stock unit grants made in January 2009, three levels of performance goals were established based on corporate profit before income tax and return on invested capital (ROIC) goals, as described in the previous “Company and Business Unit Performance” section:  threshold, target and extraordinary. If the threshold level is not achieved, the grants are forfeited. Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable.  In 2009, the Company’s corporate performance was below the threshold levels for both measures, as discussed in the previous “Company and Business Unit Performance” section, and resulted in executives earning none of their targeted performance-based shares.

Retirement Plans:  The Company provides various retirement plans to assist its executives and other employees with retirement income savings and increase the attractiveness of employment with the Company by providing a competitive retirement package. None of the qualified or nonqualified retirement plans is tied directly to Company performance, with the exception of the A&B Profit Sharing Plan as described below. The Committee periodically reviews the value of benefits from the retirement plans in conjunction with all other forms of pay in making compensation decisions.

A&B Retirement Plan for Salaried Employees and Retirement Plan for Employees of Matson:  The A&B Retirement Plan for Salaried Employees and Retirement Plan for Employees of Matson (“Qualified Retirement Plans”), which are tax-qualified defined benefit pension plans, provide retirement benefits to the Company’s salaried non-bargaining unit employees. The Pension Benefits table of this Proxy Statement shows estimated present values of annual accrued retirement benefits of covered participants payable at age 62 (the earliest age at which benefits are unreduced), or current age, if older, under these plans.

In 2007, the Compensation Committee and management worked with Towers Watson to review the design of these plans and amended them to apply a “cash balance” formula for all salaried non-bargaining unit employees joining the Company after December 31, 2007. The decision to amend the plans was based on the need to provide a more attractive and portable plan to employees, improve asset management, mitigate financial risks, improve plan costs, increase employee responsibility in retirement planning and remove unintentional retention or early retirement incentives. The Company intends to maintain the current calculation formulas for employees hired prior to January 1, 2008, including all the NEOs.

Non-Qualified Benefits Plans:  The Company has the following non-qualified benefits plans for executives that are designed to meet the retirement plan objectives described above. With the exception of the A&B Excess Benefits Plan, no new participants have been added since 1997, and there are no plans to add any participants in the future.

•
A&B Excess Benefits Plan: Complements the Qualified Retirement Plans and A&B Profit Sharing Retirement Plan to provide benefits and contributions in an amount equal to what otherwise would have been provided using the Qualified Retirement Plans’ formulas except for the contribution, compensation and benefits limits imposed by tax law.  All NEOs participate in this plan.

•
A&B Executive Survivor/Retirement Benefit Plan: Provides executives with either a death or retirement benefit. In 2009, this plan had three active participants, only one of whom, Mr. Doane, was an NEO. Participants may elect to receive the benefit as a lump sum, instead of a payout of monthly installments over ten years.  As of February 2010, no NEOs are active participants in the plan.

•
A&B 1985 Supplemental Executive Retirement Plan: Enhances the Company’s ability to hire and retain executives who, because of a career change, would have less than a full service career with the Company. In 2009, this plan had three active participants, only one of whom, Mr. Doane, was an NEO.  As of February 2010, no NEOs are active participants in the plan.

A&B Profit Sharing Retirement Plan and Individual Deferred Compensation Plan:  The Company has a performance-based Profit Sharing Retirement Plan available to all salaried non-bargaining unit employees that provides for discretionary contributions to participants of up to 3 percent of compensation based on the degree of achievement of income before taxes as established in the Company’s annual Board-approved operating plan.  In 2009, available contributions were set between zero and three percent, and in 2010, the Plan was suspended.  The Company also has an Individual Deferred Compensation Plan (a 401(k) plan), available to all salaried non-bargaining unit employees, that generally provides for a match of up to three percent of the compensation deferred by a participant during the fiscal year.  This match was suspended effective September 1, 2009.

For 2009, the Compensation Committee determined that participants would not receive any profit sharing contribution, based upon the Company’s below-threshold performance for its profit before income tax goal; however, the Company made matching contributions under the Individual Deferred Compensation Plan prior to suspension. The value of the Company’s 2009 Individual Deferred Compensation matches for NEOs is included in the Summary Compensation Table of this Proxy Statement.

Employment Agreements:  Except as set forth below, the Company does not provide employment agreements for any of the NEOs. The Company believes in a policy of “at will” employment.

On August 28, 2008, as part of its executive succession planning and to provide for an orderly transition, Matson entered into an Executive Transition Agreement with Mr. Andrasick in which Mr. Andrasick, who was President and Chief Executive Officer of Matson, would serve as Matson’s Chairman of the Board from October 1, 2008 to August 31, 2009, at which time Mr. Andrasick retired from the Company.  To recognize Mr. Andrasick for his past contributions to Matson and A&B, the Company determined that all elements of Mr. Andrasick’s compensation would remain the same, including an equity grant in 2009 at the same level of award as in 2008, with the number of options and shares to be determined by the methodology approved by the Compensation Committee and subject to the terms of the 2007 Plan.

On October 22, 2009, as part of its executive succession planning and to provide for an orderly transition, the Company entered into an agreement with Mr. Doane in which he will be provided office space and parking at the Company’s offices in Honolulu, Hawaii, limited administrative support, and reimbursement for out-of-pocket expenses directly incurred in providing assistance to the Company at its request.  The agreement commenced on February 1, 2010 when Mr. Doane ceased to be an employee and ends on the later of (i) Mr. Doane’s 65th birthday (January 17, 2013) or (ii) Mr. Doane’s termination or retirement as a director of the Company.

Executive Perquisites and Benefits:  In the past, the Company provided limited perquisites as part of a competitive pay package for executives.  However, in 2009, the Company eliminated the bulk of such perquisites.  In September 2009, the Company eliminated car allowances, financial planning services, company physicals and club memberships (with the exception of limited airline club memberships).   The aggregate cost of providing perquisites to all NEOs in 2009 was less than $80,000 and is expected to be negligible in 2010.

Severance Plan and Change in Control Agreements: The Company provides a Severance Plan and Change in Control Agreements to certain executives, including each of the NEOs, to retain talent during transitions due to a Change in Control or other covered event and to provide a competitive pay package. In particular, Change in Control agreements promote the continuation of management to ensure a smooth transition and protect the underlying stock value during the transitional period. The Compensation Committee designed the original agreement terms with the intent to provide a competitively structured program, and yet be conservative overall in the size and amounts of potential award payouts. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential payouts under these arrangements, as the Committee considers how increases in the other pay components will affect the size of the potential payments under these arrangements, and how the terms and conditions of these arrangements and incentive plan designs interrelate.

In 2008, Towers Watson reviewed the Company’s Change in Control agreements to determine whether the terms of the agreements were consistent with competitive trends and Company philosophy.  As a result of this review, the Company revised the agreements to more closely reflect competitive market trends by setting payouts for stock options at the fair market value on the day of termination rather than at the highest price paid upon a change in control transaction, paying a multiple of target bonus, rather than the highest paid in the past five years, and further limiting the circumstances in which excise tax gross-ups may apply by replacing gross-ups with conditional gross-ups.  In February of 2010, the Committee approved changes to the existing Change in Control agreements and removed any tax gross-up provisions for all program participants, including the NEOs.  The Compensation Committee recognizes that this is an area of significant change and will continue to periodically review the agreements. These agreements are described in further detail in the Other Potential Post-Employment Payments section of this Proxy Statement.

Retiree Health and Medical Plan:  The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees. These benefits aid in retaining and recognizing long-term service employees and provide for health care costs in retirement. The Company limits its contribution towards the monthly premium, based on the employee’s age and years of service. These benefits are not provided to employees who join the Company after December 31, 2007. The benefits from this plan are reflected in the Other Potential Post-Employment Payments section of this Proxy Statement.

The Role of Survey Benchmarking

The Company uses published survey data as a benchmarking tool, but does not benchmark against specific companies within such surveys.  The Company operates in a number of different industries and therefore does not have a direct peer or comparative group. Accordingly, the Company does not use data that is specific to any individual segment of the Company’s business but instead, based on the recommendation of Towers Watson, it uses data from six national and highly recognized published surveys representing a broad group of general industry companies similar in size to the Company to assess the Company’s pay practices.  The survey sources provide only one of the tools that the Committee uses to assess appropriate pay levels.  Internal equity, Company performance, business unit performance, compensation philosophy, performance consistency, historical pay movement, economic environment and individual performance are also reviewed.

The surveys used by Towers Watson in their base salary, target total cash analysis  and comparison of CEO pay to other NEOs include: Watson Wyatt 2009/2010 Top Management Compensation Survey, Hay General Market 2009 Executive Compensation Survey, 2009 Mercer U.S. Benchmark Database - Executive Compensation Survey, the Towers Perrin U.S. CDB General Industry Executive Database 2008 Descriptive Statistics and the National Association for Real Estate Investment Trust (NAREIT) Compensation Survey.  These surveys represent between 300 to 2,400 companies, depending on the survey source.  Towers Watson uses data subsets in each survey that represent companies of similar size with revenues between $500 million and $2.5 billion. These data subsets provide compensation information for 40 to 200 companies, depending on the survey. The Company believes that the number of surveys used for benchmarking and the size of the survey samples are meaningful and provide appropriate pay comparisons. Benchmarking is just one factor used in setting executive compensation.

Because of differences in the methodologies, timing of the release of survey results, cost of surveys and the type of data covered, each of the six nationally published surveys may not be used for benchmarking all pay components.  For salary and annual cash incentives, Watson Wyatt 2009/2010 Top Management Compensation Survey, Hay General Market 2009 Executive Compensation Survey, 2009 Mercer U.S. Benchmark Database - Executive Compensation Survey, the Towers Perrin U.S. CDB General Industry Executive Database 2009 Descriptive Statistics and the 2009 NAREIT Compensation Survey were used. For target long-term incentives and internal equity comparisons, two surveys (Watson Wyatt 2009/2010 Report on Long-term Incentives, Policies and Practices and the Towers Perrin survey listed above) were used because they provided the most current information at the time the analysis was conducted. For health and retirement benefits and executive perquisites, the Company has previously used Towers Watson’s survey databases and proprietary analytical tools, although an in-depth analysis was not conducted in 2009 because the Committee determined that the cost-benefit of such an analysis did not appear to be reasonable given the considerable fluctuation in data during these uncertain economic times.  Towers Watson benefits database maintains benefits plan information on salaried employees for over 1,300 employers, representing a broad cross section of industry, geographic location and size. Because of the proprietary nature of the Watson Wyatt 2009/2010 Database of Long-term Incentives, Policies and Practices and its inclusion of privately-held companies, a list of the comparator companies in that survey was not made available to the Company or the Compensation Committee and, as a result, cannot be disclosed.  The names of the companies comprising the other five surveys are included in Appendix B.

The Role of the Compensation Consultant

In 2009, the Compensation Committee retained Towers Watson to assist the Committee in:
•	Evaluating salary and incentive compensation levels,
•	Preparing a summary of the value of all compensation elements provided to executives during the year,
•	Reviewing and suggesting executive pay plan design modifications, and
•	Understanding current trends and legislative reform initiatives in the area of executive compensation.

Towers Watson does not perform any other services for the Company unrelated to executive compensation requests from the Compensation Committee.

The Role of Management

Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:

•	Attending portions of the Compensation Committee meetings, and meeting periodically with the Committee Chair to discuss executive compensation,
•	Providing management’s perspective on compensation plan structure and implementation,
•	Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved operating plans and the Company’s strategic plan,
•	Providing the data used to measure performance against established goals, with the CEO providing perspective on individual executive performance and compensation amounts (other than his own),
•	Participating in published pay surveys,
•
Providing recommendations, based on information provided by Towers Watson, regarding pay levels for officers (other than the CEO) on the basis of plan formulas, salary structures and the CEO’s assessment of individual officer performance, and

•	Assisting in preparing agendas and information for Committee meetings.

Tax and Accounting Considerations

In evaluating the compensation structure, the Compensation Committee considers tax and accounting treatment, balancing the effects on the individual and on the Company. Section 162(m) of the Internal Revenue Code limits the tax deductibility of certain executive compensation in excess of $1,000,000 for any fiscal year, except for certain “performance-based compensation.”  The Compensation Committee does not necessarily limit executive compensation to that amount, but considers it as one factor in its decision-making. The A&B 1998 Stock Option/Stock Incentive Plan (the “1998 Plan”) is not Section 162(m)-compliant except as it applies to the granting of options; however, the 2007 Plan has been structured to qualify for tax deductibility under Section 162(m), if certain conditions are met.

Stock Ownership Guidelines

The Company has had guidelines in place since 1994 to encourage stock ownership among its executives to be achieved within a five-year period. The current ownership goals reflected below were determined by the Committee to provide a vested interest in the Company and ensure commitment to longer-term decision-making among senior officers. Executives are required to own a value of stock of 3 times to 5 times (as set forth below) the amount of the covered executive’s current salary.  In 2009, based on the recommendation of Towers Watson and in light of organizational changes and the indefinite suspension of the Three-Year PIIP, the salary multiple applicable to NEOs other than the CEO was changed from 3.5 times to 3 times the amount of the executive’s salary.

Position	Salary Multiple
CEO	5X
Other NEOs	3X

All NEOs but one have met, and for the most part significantly exceeded, the ownership guidelines.  The remaining executive is expected to meet the guidelines within the next two years.

Equity Granting Policy

The Company does not have any practice, policy or program allowing for timing of equity grants in relation to the Company’s current stock price or material non-public information. Equity awards are normally granted for current employees at the same time of year at the January Compensation Committee meeting, which generally is held on the fourth Wednesday of the month. Equity grants for new hires or promoted employees are established and approved at regularly scheduled Compensation Committee meetings. Neither the CEO nor any other executive has the discretion to set any grant dates of awards.

The strike price for stock option grants under the 2007 Plan was set in accordance with the terms and conditions of the 2007 Plan, and established the price as the closing price on the date of grant. The terms and conditions of each grant are determined by the Compensation Committee at the time of the grant approval, in accordance with the relevant plan.  A&B’s policies prohibit executive officers from hedging against the potential changes in the value of A&B stock.

Summary Compensation Table. The following table summarizes the cash and non-cash compensation paid by A&B for services rendered during 2007, 2008 and 2009 by A&B’s Named Executive Officers, as defined by applicable SEC rules.

2009 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (5)	Option Awards ($) (6)	Non-Equity Incentive Plan Compensation ($) (7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (8)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
W. Allen Doane Chairman of the Board and Chief Executive Officer of A&B through December 2009(1)	2009 2008 2007	803,250 803,250 793,688	-- -- --	1,749,750 2,004,707 2,404,681	444,835 1,002,013 916,776	222,000 530,188 513,500	2,084,740 574,411 1,703,153	22,770 (9) 30,770 45,937	5,327,345 4,945,339 6,377,735
Stanley M. Kuriyama President and Chief Executive Officer of A&B (2)	2009 2008 2007	400,000 400,000 395,000	-- -- --	629,910 533,306 555,052	160,140 266,580 211,655	56,700 244,444 369,412	455,739 84,795 285,733	15,689 (9) 24,950 33,372	1,718,178 1,554,075 1,850,225
Christopher J. Benjamin Senior Vice President, Chief Financial Officer and Treasurer of A&B; General Manager of HC&S	2009 2008 2007	365,625 325,000 318,750	-- -- --	332,453 399,979 444,071	84,517 199,939 169,320	86,063 175,519 197,465	162,731 75,433 97,666	17,121 (9) 27,643 33,857	1,048,510 1,203,514 1,261,129
James S. Andrasick Chairman of the Board of Matson through August 2009 (3)	2009 2008 2007	401,923 500,000 495,727	-- -- --	637,516 566,705 629,072	212,500 283,247 239,879	51,563 188,446 234,216	258,801 97,580 328,805	42,359 (9) 42,022 46,773	1,604,662 1,678,000 1,974,472
Matthew J. Cox President of Matson (4)	2009 2008 2007	395,673 337,115 321,250	-- -- --	332,453 283,353 314,536	84,517 141,619 119,934	94,500 107,875 256,525	144,328 40,830 76,640	19,285 (9) 26,768 33,822	989,785 937,560 1,122,707
Norbert M. Buelsing President of A & B Properties, Inc.	2009	300,000		209,970	53,381	36,577	277,121	12,370 (9)	889,419

(1)
Mr. Doane served as Chief Executive Officer from October 22, 1998 through December 31, 2009, and as Chairman of the Board from April 27, 2006 through December 31, 2009.  Mr. Doane also served as President of A&B from October 22, 1998 through September 30, 2008.

(2)
Mr. Kuriyama was appointed Chief Executive Officer, effective January 1, 2010.  Mr. Kuriyama was appointed President of A&B, effective October 1, 2008.  He had been President and Chief Executive Officer of A&B Land Group from July 1, 2005 through September 30, 2008.

(3)
Mr. Andrasick served as Chairman of the Board of Matson from October 1, 2008 through August 31, 2009.  He had been President and Chief Executive Officer of Matson from July 1, 2002 through September 30, 2008.  For 2009, Mr. Andrasick’s stock award is stated at its gross grant-date fair value; however, due to his retirement, Mr. Andrasick only vested in approximately 19 percent of the 2009 amount shown in column (e).

(4)	Mr. Cox was appointed President of Matson, effective October 1, 2008. He had been Executive Vice President and Chief Operating Officer of Matson from July 1, 2005 through September 30, 2008.

(5)
Represents the grant-date fair value of time-based restricted stock units and the grant-date fair value of performance-based restricted stock units (assuming the target level of performance is attained) for the fiscal year identified in column (b).  If maximum performance goals applicable to performance-based restricted stock units granted in 2009 were to be achieved, the values in this column with respect to 2009 would be as follows:  Mr. Doane, $2,624,625; Mr. Kuriyama, $944,865; Mr. Benjamin, $498,679; Mr. Andrasick, $483,865; Mr. Cox, $498,679; and Mr. Buelsing, $314,955.  For 2009, none of the performance-based restricted stock units, which represented 50% of the amount reflected in column (e), was earned.

(6)
Represents the grant-date fair value of options granted for the fiscal year identified in column (b) based on their Black-Scholes value on the date of grant. See Note 11 of the consolidated financial statements of the Company’s 2009 Annual Report on Form 10-K regarding the assumptions underlying the valuation of equity awards.

(7)	Represents the NEO’s award under the PIIP for the fiscal year identified in column (b) payable in cash in January of the following year.

(8)	All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.

(9)
Includes:  (i) amounts contributed by A&B to the A&B Individual Deferred Compensation Plan ($7,500 for Mr. Doane, $7,150 for Mr. Kuriyama, $6,281 for Mr. Benjamin, $7,350 for Mr. Andrasick, $7,255 for Mr. Cox and $5,250 for Mr. Buelsing), (ii) meeting fees of $600 each for Messrs. Benjamin and Andrasick, as directors of Hawaiian Sugar & Transportation Cooperative and $8,500 for Mr. Andrasick as a director of The Standard Club (a maritime insurance entity); and (iii) modest perquisites. Categories of perquisites that each executive received are as follows:  Mr. Doane – auto allowance, financial planning, health club fees, retirement gifts and related events, and company parking; Mr. Benjamin – auto allowance, financial planning, club fees, and company parking; Mr. Andrasick – auto allowance, financial planning, club fees, retirement gifts and company parking; and Mr. Cox – auto allowance, financial planning, club fees and company parking.  Perquisites for Messrs. Kuriyama and Buelsing did not exceed $10,000.

Grants of Plan-Based Awards. The following table contains information concerning the equity and non-equity grants under A&B’s incentive plans during 2009 to the NEOs.

2009 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
W. Allen Doane	1/28/2009	210,853	421,706	843,413	18,750	37,500	75,000	37,500	159,439	23.33	2,194,585
Stanley M. Kuriyama	1/28/2009	90,000	180,000	360,000	6,750	13,500	27,000	13,500	57,398	23.33	790,050
Christopher J. Benjamin	1/28/2009	84,375	168,750	337,500	3,563	7,125	14,250	7,125	30,293	23.33	416,970
James S. Andrasick	1/28/2009	103,125	206,250	412,500	6,833	13,663	27,327	13,663	76,165	23.33	850,016
Matthew J. Cox	1/28/2009	90,000	180,000	360,000	3,563	7,125	14,250	7,125	30,293	23.33	416,970
Norbert M. Buelsing	1/28/2009	37,500	75,000	150,000	2,250	4,500	9,000	4,500	19,133	23.33	263,351

(1)	Amounts reflected in this section relate to estimated payouts under the PIIP. The value of the actual payouts is included in column (g) of the Summary Compensation Table.
(2)	Amounts in this section reflect performance-based restricted stock grants. No performance-based stock, which represented 40% of the amount reflected in column (l), was earned for 2009.
(3)	Amounts in this section reflect time-based restricted stock grants.
(4)	Based upon the closing price of A&B common stock on the date of grant.
(5)
Amounts shown in columns (c) through (i) for Mr. Andrasick represent the gross award value or gross number of units granted to Mr. Andrasick; however, due to Mr. Andrasick’s retirement on August 31, 2009, he was only eligible to vest in approximately 19 percent of the units and amounts shown.

The PIIP is based on corporate, business unit, and individual goals depending on the executive’s position and job responsibilities. Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement. The Company also has an Annual Incentive Plan that provides performance-based incentives to key employees who are not eligible to participate in the PIIP.

Under both the 1998 Plan and the 2007 Plan, the Company has issued stock options that vest in equal increments over three years and have a maximum term of 10 years. They continue to vest and are exercisable for three years after disability, normal retirement at 65 or approved early retirement at 55 (with five years of service). Vesting automatically accelerates in the event of death and the executive’s personal representative has up to 12 months to exercise the stock options. Stock options automatically vest either (1) immediately prior to the specified effective date of a Change in Control and remain exercisable up to the consummation of the event unless assumed by the successor corporation under the 1998 Plan or (2) on the specified effective date of a Change in Control if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.  Under both plans, if an employee is terminated due to misconduct, providing services to another organization that may be considered competitive with the Company’s business operations or engages in other conduct considered materially detrimental to the business, then the option terminates immediately.  Under the 1998 Plan, if an employee who has been designated a Section 16 officer (which includes all NEOs) ceases to be employed for any other reason the option may be exercised within six months of termination to the degree vested at the time of termination. Under the 2007 Plan, if an employee ceases to be employed for any other reason the option may be exercised within three months of termination to the degree vested at the time of termination. Stock options cannot be repriced under either Plan without shareholder approval.

Under both the 1998 Plan and the 2007 Plan, the Company has issued time-based restricted stock grants (or restricted stock units) that vest in equal increments over three years. Under the 1998 Plan, time-based restricted stock grants that are unvested will automatically vest upon death, permanent disability, normal retirement at 65 or approved early retirement at 55 (with five years of service). Upon the effective date of any change in control, any unvested restricted shares automatically vest. Under the 2007 Plan, time-based restricted stock unit grants that are unvested will automatically vest upon death or permanent disability. Time-based restricted stock units will partially vest on a prorated basis upon normal retirement at 65 or approved early retirement at 55 (with five years of service). Under the 2007 Plan, upon the effective date of any change in control, any unvested restricted share units automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.

From 2007 through 2009, under both the 1998 Plan and the 2007 Plan, the Company has issued performance-based restricted stock grants (or restricted stock units) that vest at the end of one year and the number of shares that vest is determined on the basis of achieving pre-established corporate profit before income tax goals set at target, threshold and extraordinary performance goal levels. Grants made in January 2008, 2009 and 2010 include a ROIC measure weighted 35 percent, with pretax income goals weighted 65 percent. The Committee added the ROIC measure to focus on efficient use of capital.  Actual performance at the target level results in earning 100 percent of the target award shares (or units). Actual performance at the threshold level results in earning 50 percent of the target award shares (or units). Actual performance below the threshold level results in no awards earned. Actual performance at the extraordinary level results in earning the maximum number of shares (or units) equal to 200 percent of the target number of shares (or units). For actual performance between threshold, target and extraordinary, awards are determined on a prorated basis between these anchor points on a straight line-basis. If participants receiving a performance-based restricted stock grant terminate employment for any reason other than death, permanent disability, normal retirement or approved early retirement, they will not receive a payout. If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed and the amount paid at the end of the performance period. Under the 2007 Plan, if there is a change in control, any unvested performance-based restricted share units automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. Grants of performance-based restricted stock units granted under the 2007 Plan made in January 2009 and 2010 will continue to have a one-year performance period, but vest in equal increments over three years.

  Under both the 1998 Plan and 2007 Plan, grantees receive dividends on the full amount of restricted stock (or restricted stock units) granted, regardless of vesting, at the same rate as is payable on the Company’s common stock.  However, for grants made on or after January 27, 2010, payment of accrued dividend equivalents on performance-based restricted stock units awards will be made upon attainment of the applicable performance goals and will be paid according to the number of actual shares earned.

Outstanding Equity Awards at Fiscal Year-End. The following table contains information concerning the outstanding equity awards owned by the NEOs at the end of 2009.

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)	(j)
W. Allen Doane	93,500	-		N/A	28.3125	1/23/2011	75,606	(14)	2,611,431	-	-
	75,000	-			26.5200	1/22/2012
	85,000	-			26.0050	1/21/2013
	85,000	-			33.5050	2/24/2014
	70,000	-			44.4450	1/25/2015
	54,700	-			52.5250	1/24/2016
	56,000	28,000	(1)		48.1900	1/23/2017
	42,386	84,773	(2)		45.3800	1/29/2018
	-	159,439	(3)		23.3300	1/27/2019

Stanley M. Kuriyama	28,000	-		N/A	28.3125	1/23/2011	21,052	(15)	727,136	-	-
	22,000	-			26.5200	1/22/2012
	25,000	-			26.0050	1/21/2013
	30,400	-			33.5050	2/24/2014
	14,100	-			44.4450	1/25/2015
	12,600	-			52.5250	1/24/2016
	12,928	6,465	(1)		48.1900	1/23/2017
	11,276	22,554	(4)		45.3800	1/29/2018
	-	57,398	(5)		23.3300	1/27/2019

Christopher J. Benjamin	2,200	-		N/A	26.0050	1/21/2013	14,361	(16)	496,029	-	-
	20,900	-			33.5050	2/24/2014
	204	-			38.7459	8/21/2011
	9,900	-			44.4450	1/25/2015
	10,500	-			52.5250	1/24/2016
	10,342	5,172	(1)		48.1900	1/23/2017
	8,457	16,916	(6)		45.3800	1/29/2018
	-	30,293	(7)		23.3300	1/27/2019

James S. Andrasick	25,589	-		N/A	33.5050	8/31/2012	-		-	-	-
	21,200	-			44.4450	8/31/2012
	16,800	-			52.5250	8/31/2012
	14,652	7,327	(1)		48.1900	8/31/2012
	11,981	23,964	(8)		45.3800	8/31/2012
	-	76,165	(9)		23.3300	8/31/2012

Matthew J. Cox	5,700	-		N/A	44.4450	1/25/2015	10,980	(17)	379,249	-	-
	8,400	-			52.5250	1/24/2016
	7,326	3,663	(1)		48.1900	1/23/2017
	5,990	11,982	(10)		45.3800	1/29/2018
	-	30,293	(11)		23.3300	1/27/2019

Norbert M. Buelsing	7,100	-		N/A	33.5050	2/24/2014	8,284	(18)	286,129	-	-
	4,200	-			44.4450	1/25/2015
	3,700	-			52.5250	1/24/2016
	3,878	1,940	(1)		48.1900	1/23/2017
	3,524	7,048	(12)		45.3800	1/29/2018
	-	19,133	(13)		23.3300	1/27/2019

(1) Vesting date of unexercised options - 1/24/10
(2)  Vesting dates of unexercised options - 42,386 shares on 1/30/10 and 42,387 shares on 1/30/11
(3)  Vesting of unexercised options – 53,146 shares each on 1/28/10 and 1/28/11 and 53,147 shares on 1/28/12

(4)  Vesting dates of unexercised options - 11,277 shares each on 1/30/10 and 1/30/11
(5)  Vesting date of unexercised options – 19,132 shares on 1/28/10 and 19,133 shares each on 1/28/11 and 1/28/12
(6)  Vesting date of unexercised options – 8,458 shares each on 1/30/10 and 1/30/11
(7)  Vesting date of unexercised options – 10,097 shares on 1/28/10 and 10,098 shares each on 1/28/11 and 1/28/12

(8) Vesting dates of unexercised options - 11,982 shares each on 1/30/10 and 1/30/11
(9) Vesting dates of unexercised options - 25,388 shares each on 1/28/10 and 1/28/11 and 25,389 shares on 1/28/12
(10) Vesting dates of unexercised options - 5,991 shares each on 1/30/10 and 1/30/11
(11) Vesting dates of unexercised options - 10,097 shares on 1/28/10 and 10,098 shares each on 1/28/11 and 1/28/12
(12) Vesting dates of unexercised options - 3,524 shares each on 1/30/10 and 1/30/11
(13) Vesting dates of unexercised options - 6,377 shares on 1/28/10 and 6,378 shares each on 1/28/11 and 1/28/12
        (14)    Vesting dates of unvested stock – 9,223 shares on 1/23/10; 8,500 shares on 1/24/10; 7,363 shares each on 1/30/10 and 1/30/11; 12,500 shares each on 1/28/10, 1/28/11 and 1/28/12;
                   and 5,657 shares on 1/30/11
         (15)   Vesting dates of unvested stock – 1,673 shares on 1/23/10; 1,961 shares on 1/24/10; 1,959 shares each on 1/30/10 and 1/30/11; and 4,500 shares each on 1/28/10, 1/28/11 and 1/28/12

         (16)   Vesting dates of unvested stock – 1,280 shares on 1/23/10; 1,569 shares on 1/24/10; 1,469 shares each on 1/30/10 and 1/30/11; 2,375 shares each on 1/28/10, 1/28/11 and 1/28/12;
                   and 1,449 shares on 1/30/11

(17) Vesting dates of unvested stock – 661 shares on 1/23/10; 1,112 shares on 1/24/10; 1,041 shares each on 1/30/10 and 1/30/11; and 2,375 shares each on 1/28/10, 1/28/11 and 1/28/12
         (18)   Vesting dates of unvested stock – 846 shares on 1/23/10; 589 shares on 1/24/10; 612 shares each on 1/30/10 and 1/30/11; 1,500 shares each on 1/28/10, 1/28/11 and 1/28/12; and
                   1,125 shares on 1/30/11

Option Exercises and Stock Vested. The following table contains information concerning option exercises and stock awards for the NEOs in 2009.

OPTION EXERCISES AND STOCK VESTED FOR 2009

Name	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)

W. Allen Doane	0	0	55,297	1,199,860

Stanley M. Kuriyama	0	0	15,152	327,899

Christopher J. Benjamin	0	0	9,067	196,236

James S. Andrasick	0	0	46,293	1,192,984

Matthew J. Cox	0	0	8,608	186,930

Norbert M. Buelsing	0	0	3,288	71,281

The value realized in column (e) was calculated based on the closing price of A&B common stock on the vesting date. No amounts realized upon exercise of options or vesting of stock have been deferred.

Pension Benefits. The following table contains information concerning pension benefits for the NEOs at the end of 2009.

PENSION BENEFITS FOR 2009

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
W. Allen Doane	A&B Retirement Plan for Salaried Employees	18.8	805,306	0
	A&B Excess Benefits Plan	18.8	8,649,067	0
	A&B 1985 Supplemental Executive Retirement Plan	21.9 (1)	2,392,274	0
	A&B Executive Survivor/Retirement Benefit Plan	21.9 (1)	1,659,456	0
Stanley M. Kuriyama	A&B Retirement Plan for Salaried Employees	18.0	548,340	0
	A&B Excess Benefits Plan	18.0	1,692,702	0
Christopher J. Benjamin	A&B Retirement Plan for Salaried Employees	8.4	139,382	0
	A&B Excess Benefits Plan	8.4	362,523	0
James S. Andrasick	Retirement Plan for Employees of Matson	9.3	351,153	10,466
	A&B Excess Benefits Plan	8.6	2,040,400	29,904 (2)
Matthew J. Cox	Retirement Plan for Employees of Matson	8.6	162,543	0
	A&B Excess Benefits Plan	8.6	341,789	0
Norbert M. Buelsing	A&B Retirement Plan for Salaried Employees	19.3	685,221	0
	A&B Excess Benefits Plan	19.3	969,734	0

(1)	Years of credited benefit service used to determine annual accrued pension benefit is 25 years minus the number of years between date of determination and member’s normal retirement date.
(2)	Represents net of advanced payment at retirement for Medicare taxes. Remaining payment under the plan will be paid following the 6-month holdback pursuant to Internal Revenue Code Section 409(A).

Actuarial assumptions used to determine the present values of the retirement benefits include:  Discount rates for qualified and non-qualified retirement plans of 6.25 percent and 5.00 percent, respectively. 2010 Applicable Mortality Table and PPA 3-segment lump sum interest rates (with applicable transition weightings and 39 percent marginal tax rate adjustment) of 2.02 percent (for first 5 years), 3.08 percent (next 15 years) and 3.25 percent (years in excess of 20) for participants age 62 and over in 2010, used for the A&B Excess Benefits Plan and A&B 1985 Supplemental Executive Retirement Plan. Different applicable transition weightings (based on year of attainment of age 62) applied to 3-segment interest rates for other participants. Age 62 (or current age, if greater) is the assumed retirement age. Qualified benefits are assumed to be paid on a life annuity basis. The A&B Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on a life annuity basis. A&B 1985 Supplemental Executive Retirement Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on an unreduced 50 percent joint and survivor annuity basis, assuming a hypothetical spouse three years younger. The A&B Executive Survivor/Retirement Plan benefits are assumed to be paid as a guaranteed 10-year annuity unless an election has been made to receive a lump sum equal to the present value of a guaranteed 10-year annuity.

A&B Retirement Plan for Salaried Employees:  The A&B Retirement Plan provides retirement benefits to the Company’s salaried employees who are not subject to collective bargaining agreements. Retirement benefits are based on participants’ average monthly compensation in the five highest consecutive years of their final 10 years of service. Compensation includes base salary, overtime pay and one-year bonuses. The amounts are based on an ordinary straight life annuity payable at normal retirement age. An employee vests after five years of service with the Company. The normal retirement age is 65. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early over a longer period of time. A substantially similar plan, the Retirement Plan for Employees of Matson, provides retirement benefits to the employees of Matson. Both plans have been amended to apply a “cash balance” formula to salaried non-bargaining unit employees joining the Company after December 31, 2007.  Messrs.  Kuriyama and Buelsing are eligible for early retirement.

A&B Excess Benefits Plan:  The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives. The Excess Benefits Plan works together with the Qualified Retirement Plans and A&B Profit Sharing Retirement Plan to provide Company benefits and contributions in an amount equal to what otherwise would have been provided using the Qualified Retirement Plans’ formulas except for the contribution, compensation and benefits limits imposed by tax law. Under the A&B Profit Sharing Retirement Plan, amounts are credited to executives’ accounts, to be payable after the executive’s separation from service. Executives may elect to convert cash payments in their accounts to common stock-equivalent units. Benefits based on the Qualified Retirement Plan are also payable after the executive’s separation from service. Payment will be made six months following separation from service to the extent required by the Internal Revenue Code.  Executives joining the Company after December 31, 2007 do not qualify to participate in the A&B Excess Benefits Plan.

A&B 1985 Supplemental Executive Retirement Plan:  The A&B 1985 Supplemental Executive Retirement Plan was adopted to enhance the Company’s ability to hire and retain executives who, because of a career change, would have less than a full service career with the Company. At normal retirement, the award is calculated as if the participant had 25 years of service at normal retirement reduced by benefits payable under the Qualified Retirement Plan, the A&B Excess Benefits Plan and the benefit equivalent which the Participant is eligible to receive or has received under the pension plan of another employer. The benefit is payable under the plan in a single lump sum at the time benefits are payable under the Qualified Retirement Plan. Payment will be made six months following separation from service to the extent required by the Internal Revenue Code.

A&B Executive Survivor/Retirement Benefit Plan:  The Supplemental Executive Retirement Plan was adopted to provide selected executives with supplemental pre-retirement death benefits. The Executive Survivor Plan provides for a pre-retirement death benefit equal to 50 percent of final base compensation payable for 10 years and, at such person’s election upon retirement, either (i) a continuation of such death benefit or (ii) a retirement income benefit equal to 26 percent of final base compensation payable for 10 years. The executive can elect to receive the benefit in a lump sum.  Payment will be made six months following separation from service to the extent required by the Internal Revenue Code

Non-Qualified Deferred Compensation. The following table contains information concerning non-qualified deferred compensation for the NEOs in 2009.

2009 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
W. Allen Doane	0	6,305	368,763 (2)	0	1,180,847
Stanley M. Kuriyama	0	1,870	522	0	35,325
Christopher J. Benjamin	0	1,045	112	0	7,574
James S. Andrasick	0	2,970	857	0	57,964
Matthew J. Cox	0	1,179	4,671 (2)	0	13,809
Norbert M. Buelsing	0	350	135,640 (2)	0	507,337

(1)	Contributions reflect amounts paid in 2009 based on 2008 deferrals. These amounts are reported in the Summary Compensation Table as 2008 compensation.
(2)	Includes the change in value of common stock equivalent units.

Executives that formerly received awards under the Three-Year Performance Improvement Incentive Plan (“Three-Year PIIP”) were able to defer up to 100 percent of their PIIP or Three-Year PIIP award payouts to a future date in the form of cash and/or stock equivalent units. Any cash amounts that were deferred are credited with annually compounded interest equal to the New York Reserve Bank discount rate effective as of January 15 of each year within the deferral period plus 1 percent. Stock equivalent units are credited with dividends and are reinvested to purchase additional common stock equivalents valued at fair market value until such time as the deferral account is paid. Cash payments under the plan are made in a single lump sum or in installments at the election of the participant over a designated period. No awards were made under the Three-Year PIIP in 2008, 2009 or 2010, and the Compensation Committee does not plan to grant any cash awards under the Three-Year PIIP in the near-term.

Other Potential Post-Employment Payments.

Change in Control Agreements:  As described in the CD&A section of this Proxy Statement, A&B has Change in Control Agreements with each of the NEOs in order to encourage their continued employment with A&B by providing them with greater security in the event of termination of their employment following a change in control of A&B. The Company has adopted a participation policy that extends Agreements to only senior level executives whose employment would be most likely at risk upon a Change in Control. Each Change in Control Agreement has an initial one-year term and is automatically extended at the end of each term for a successive one-year period, unless terminated by A&B. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by A&B without “cause” or by the executive for “good reason” following a “Change in Control Event” of A&B, as defined by Internal Revenue Code Section 409A. Upon termination of employment, the executive will be entitled to receive a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, plus certain awards and amounts under various A&B incentive and deferred compensation plans, and an amount equal to the spread between the exercise price of outstanding options held by the executive and the fair market value at the time of termination. In addition, A&B will maintain all (or provide similar) employee benefit plans for the executive’s continued benefit for a period of two years after termination. A&B will also reimburse executives for individual outplacement counseling services. Formerly, under certain limited circumstances, the Agreements provided for a conditional tax gross-up payment to offset any excise taxes that may become payable under Sections 280G and 4999 of the tax code, if the executive’s employment is terminated without cause or for good reason following a change in control of A&B.  In February of 2010, all executives with Change in Control agreements agreed to modify their agreements to eliminate tax gross-ups.

If there is a potential change in control of the Company, the executive agrees to remain in the employ of the Company until the earliest of (1) a date six months after the occurrence of the potential change in control, (2) the termination of the executive’s employment by reason of disability or retirement, or (3) the occurrence of a change in control of the Company. A “potential change in control of the Company” is deemed to occur if the Company enters into a change in control agreement, any person publicly announces an intention to take actions leading to the change in control of the Company, any person becomes the beneficial owner of 20 percent or more of the voting power of the Company, or the Board adopts a resolution that a potential change in control has occurred.

Executive Severance Plan:  The Company also has an Executive Severance Plan (“Severance Plan”) that covers certain designated executives, including the NEOs. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company’s affairs. The Severance Plan continues from year to year, subject to a periodic review by the Board of Directors. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause” or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment, the executive will be entitled to receive an amount equal to six months’ base salary, payable in equal installments over a period of one year, and designated benefits. If the executive executes an acceptable release agreement, the executive shall receive additional benefits, including an additional six months of base salary and designated benefits, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels that would have been payable to the executive had he or she remained employed until the end of the applicable performance period. Payments under the Severance Plan begin six months after termination for executive officers.

Voluntary Resignation: If the executive voluntarily resigns from the Company, no amounts are payable under the PIIP. The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans. The executive may have up to three to six months after termination to exercise stock options to the degree vested at the time of termination. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the Deferred Compensation Plan, Individual Deferred Compensation Plan and the Profit Sharing Retirement Plan. If applicable, the executive would forfeit any bonus under the Restricted Stock Bonus Plan and the original deferred shares may be repurchased by the Company at the lower of the then fair market value of the shares or the amount of the award applied to the acquisition of the restricted shares.  The Restricted Stock Bonus Plan previously allowed executives receiving awards under the PIIP to receive up to 50 percent of the award in restricted stock, with the possibility of receiving a matching grant of up to 50 percent of additional shares of restricted stock or stock-equivalent units.  In general, all shares paid in restricted stock and any related matching shares granted under the plan did not fully vest until the end of a three-year vesting period.  This plan is no longer in effect.

Other benefits, as described in the CD&A section of this Proxy Statement, may include participation in the A&B Retirement Plan, the A&B Executive Survivor/Retirement Benefit Plan, the A&B Excess Benefits Plan, and the A&B 1985 Supplemental Executive Retirement Plan.

The following tables show the potential value to each executive under various termination-related scenarios.

Executive Termination Scenarios – W. Allen Doane

Components	Change in Control w/Termination ($)	Termination w/o cause ($)(1)	Termination w/cause ($)	Voluntary Resignation ($)	Retirement ($)(2)	Death ($)	Disability ($)(3)	Early Retirement ($)(4)

Cash Severance								--

Retirement Benefits (5)								706,077
								3,316 (6)

Health & Welfare Benefits								--

Outplacement Counseling								--

Long-Term Incentives								--	(9)

Total (lump sum)								706,077
Total (annuity)								3,316

Executive Termination Scenarios – Stanley M. Kuriyama

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	1,520,000		640,000		--		--		--	--		--		--
	581,681		214,181		214,181		214,181		214,181	253,212				214,181
Retirement Benefits (5)	71,781	(6)	71,781	(6)	71,781	(6)	71,781	(6)	71,781	-98,718	(6) (7)	--		71,781	(6)

Health & Welfare Benefits	33,360		13,669		--		--		--	--		--		--

Outplacement Counseling	10,000		10,000		--		--		--	--		--		--

Long-Term Incentives (8)	923,246		--		--		--		--	897,294		797,995	(9)	797,995	(9)

Total (lump sum)	3,068,287		877,850		214,181		214,181		214,181	1,150,506		797,995		1,012,176
Total (annuity)	71,781		71,781		71,781		71,781		71,781	-98,718		--		71,781

Executive Termination Scenarios – Christopher J. Benjamin

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	1,425,000		600,000		--		--		--	--		--		--

Retirement Benefits (5)	306,740		-8,983	(7)	-8,983	(7)	-8,983	(7)	Not yet eligible	-1,746	(7)			Not yet eligible
	-31,107	(6)(7)	-31,107	(6)(7)	-31,107	(6)(7)	-31,107	(6)(7)		-91,646	(6)(7)	--

Health & Welfare Benefits	24,705		11,506		--		--		--	--		--		--

Outplacement Counseling	10,000		10,000		--		--		--	--		--		--

Long-Term Incentives (8)	522,457		--		--		--		--	508,760		456,353	(9)	--

Total (lump sum)	2,288,903		612,523		-8,983		-8,983		--	507,014		456,353		--
Total (annuity)	-31,107		-31,107		-31,107		-31,107		--	-91,646		--		--

Executive Termination Scenarios – James S. Andrasick*

Components	Change in Control w/Termination ($)	Termination w/o cause ($)(1)	Termination w/cause ($)	Voluntary Resignation ($)	Retirement ($)(2)	Death ($)	Disability ($)(3)	Early Retirement ($)(4)

Cash Severance
2,040,400
Retirement Benefits					351,153 (6)

Health & Welfare Benefits					--

Outplacement Counseling					--

Long-Term Incentives (8)					--

Total (lump sum)					2,040,400
Total (annuity)					351,153
*  Amounts are actual figures, based upon retirement on August 31, 2009.

 Executive Termination Scenarios – Matthew J. Cox

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	1,520,000		640,000		--		--		--	--		--		--
	287,979		-19,522	(7)	-19,522	(7)	-19,522	(7)		-12,926	(7)
Retirement Benefits (5)	-36,276	(6)(7)	-36,276	(6)(7)	-36,276	(6)(7)	-36,276	(6)(7)	Not yet eligible	-103,669	(6)(7)	--		Not yet eligible

Health & Welfare Benefits	41,071		19,508		--		--		--	--		--		--

Outplacement Counseling	10,000		10,000		--		--		--	--		--		--

Long-Term Incentives (8)	489,554		--		--		--		--	475,856		423,449	(9)	--

Total (lump sum)	2,348,603		649,986		-19,522		-19,522		--	462,930		423,449		--
Total (annuity)	-36,276		-36,276		-36,276		-36,276		--	-103,669		--		--

Executive Termination Scenarios –  Norbert M. Buelsing

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	1,050,000		450,000		--		--		--	--		--		--
	284,920		135,270		135,270		135,270		135,270	157,888		--		135,270
Retirement Benefits (5)	85,935	(6)	85,935	(6)	85,935	(6)	85,935	(6)	85,935 (6)	-213,562	(7)	--		85,935 (6)

Health & Welfare Benefits	30,126		12,829		--		--		--	--		--		--

Outplacement Counseling	10,000		10,000		--		--		--	--		--		--

Long-Term Incentives (8)	304,074		--		--		--		--	295,423		262,323	(9)	262,323 (9)

Total (lump sum)	1,679,120		608,099		135,270		135,270		135,270	453,311		262,323		397,593
Total (annuity)	85,935		85,935		85,935		85,935		85,935	-213,562		--		85,935

(1)	Assumes execution of an acceptable release agreement as provided by the Executive Severance Plan.

(2)	An executive may retire at age 62 with unreduced retirement benefits under qualified retirement plans.

(3)
If an NEO is disabled, he will continue to accrue pension benefits as long as he is continuously receiving disability benefits under A&B’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service and credited benefit service will cease. Upon the later of attainment of age 65 or the date at which he is no longer eligible for disability benefits, the NEO will be entitled to receive a retirement benefit based on (a) his years of credited benefit service including the period while he had been receiving disability benefits and (b) his compensation determined as if he continued to receive his rate of pay in effect just prior to his becoming disabled for the period he was receiving disability benefits.

(4)	Employees may elect “Early Retirement” upon attaining 55 years of age, with five years of service or more.

(5)	Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table, which uses a different set of assumptions as described in the related narrative.

(6)	Present value of amount paid as an annuity.

(7)
The Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table. Under certain termination scenarios, benefits reflected in the Pension Benefits Table under the various retirement plans are forfeited, resulting in a negative value.

(8)	Includes the gain on accelerated stock options and the value of accelerated restricted stock.

(9)
An NEO receives continued three-year vesting of stock options; under the terms of the 1998 Plan and 2007 Plan, there is no acceleration of Mr. Doane’s restricted stock awards.  see Outstanding Equity Awards at Fiscal Year-End table in this Proxy Statement for vested and unvested equity awards.

All amounts shown are lump-sum payments, unless otherwise noted.  Assumptions used in the tables above include: Discount rates for qualified and non-qualified retirement plans of 6.25 percent and 5.0 percent, respectively; PPA 3-segment lump sum interest rates (with applicable transition weightings and 39 percent marginal tax rate adjustment) of 2.02 percent (for first 5 years), 3.08 percent (next 15 years) and 3.25 percent (years in excess of 20) used for A&B Excess Benefits Plan and A&B 1985 Supplemental Retirement Benefit Plan retirement/termination lump sums; PPA 3-segment lump sum interest rates of 3.31 percent (for first 5 years), 5.05 percent (for next 15 years), 5.32 percent (for years in excess of 20) for A&B Executive Survivor/Retirement Benefit Plan retirement/termination lump sums; PPA 3-segment lump sum interest rates (with applicable transition weightings and 38.5 percent marginal tax rate adjustment) of 3.02 percent (for first 5 years), 3.38 percent (next 15 years) and 3.27 percent (years in excess of 20) used for change in control lump sums under A&B Excess Benefits Plan and A&B 1985 Supplemental Retirement Benefit Plan; PPA 3-segment lump sum interest rates of 4.91 percent (for first 5 years), 5.5 percent (next 15 years) and 5.31 percent (years in excess of 20) used for change in control lump sums under Executive Survivor/Retirement Benefit Plan; certain mortality assumptions; and a stock price of $34.23. Qualified benefits are assumed to be paid on a life annuity basis. A&B Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on a life annuity basis. A&B 1985 Supplemental Executive Retirement Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on an unreduced 50 percent joint and survivor annuity basis, based on participants’ and spouses’ ages on 12/31/09. A&B Executive Survivor/Retirement Plan benefits are assumed to be paid as a guaranteed 10-year annuity unless an election has been made to receive a lump sum equal to the present value of a guaranteed 10-year annuity, and except when paid as a lump sum for a change in control or termination without cause.

Statements in this section that are not historical facts are “forward-looking statements” that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.

Executive Transition Agreement with Mr. Andrasick.  In August 2008, Matson entered into an Executive Transition Agreement with Mr. Andrasick under which Mr. Andrasick, who was President and Chief Executive Officer of Matson, would serve as Matson’s Chairman of the Board from October 1, 2008 to August 31, 2009, at which time Mr. Andrasick retired from the Company.  All elements of Mr. Andrasick’s compensation remained the same, including an equity grant in 2009, with the number of options and shares to be determined by the methodology approved by the Compensation Committee and subject to the terms of the 2007 Plan.  After August 31, 2009, Mr. Andrasick is compensated for any consulting services as follows:  (a) for services provided in connection with any litigation, administrative proceedings or investigations, an hourly rate of $400; and (b) for services provided in connection with business-related matters or general consulting, an hourly rate of $600.  Mr. Andrasick also executed a release of claims as part of the Executive Transition Agreement.

Agreement with Mr. Doane.  On October 22, 2009, the Company entered into an agreement with Mr. Doane under which he will be provided office space and parking at the Company’s offices in Honolulu, Hawaii, limited administrative support, and reimbursement for out-of-pocket expenses directly incurred in providing assistance to the Company at its request. Mr. Doane will be compensated for any assistance requested by the Company at an hourly rate of $700.  The agreement commenced on February 1, 2010 when Mr. Doane ceased to be an employee and ends on the later of (i) Mr. Doane’s 65th birthday (January 17, 2013) or (ii) Mr. Doane’s termination or retirement as a director of the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

The foregoing report is submitted by Mr. King (Chairman), Dr. Chun, Ms. Shaw and Mr. Watanabe.

AUDIT COMMITTEE REPORT

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of A&B, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP, A&B’s independent registered public accounting firm, the results of the year-end audit of A&B, including the auditors’ report and audited financial statements. In this context, the Audit Committee has reviewed and discussed A&B’s audited financial statements with management, has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements.

The Audit Committee has received the written communication regarding independence from Deloitte & Touche LLP required under the rules of the Public Company Accounting Oversight Board, and has discussed with Deloitte & Touche LLP its independence from A&B. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte & Touche LLP to A&B is compatible with maintaining the independence of Deloitte & Touche LLP from A&B in the conduct of its auditing function.

In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chairman of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to assure that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that A&B’s audited consolidated financial statements be included in A&B’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC. The Audit Committee also has appointed, subject to shareholder ratification, Deloitte & Touche LLP as A&B’s independent registered public accounting firm.

The foregoing report is submitted by Mr. Pasquale (Chairman), Messrs. Baird and Dods, and Ms. Lau.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the independent registered public accounting firm of A&B for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment. Deloitte & Touche LLP and its predecessors have served A&B as such since 1957. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

For the years ended December 31, 2009 and 2008, professional services were performed by Deloitte & Touche LLP (including consolidated affiliates) as follows:

Audit Fees. The aggregate fees billed for the audit of the Company’s annual financial statements, including Sarbanes-Oxley Section 404 attestation-related work, for the fiscal years ended December 31, 2009 and 2008 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were approximately $1,556,000 and $1,605,000, respectively.

Audit-Related Fees. The aggregate fees billed for Audit-Related services for the fiscal years ended December 31, 2009 and 2008 were approximately $112,000 and $126,000, respectively. The fees related to audits of employee benefit plans for the fiscal years ended December 31, 2009 and 2008.

Tax Fees. The aggregate fees billed for tax services for the fiscal years ended December 31, 2009 and 2008 were approximately $0 and $21,000, respectively. The fees in 2008 related primarily to research performed on tonnage tax.

All Other Fees. There were no aggregate fees for services not included above for the fiscal years ended December 31, 2009 and 2008.

APPROVAL OF THE AMENDED AND RESTATED 2007 INCENTIVE COMPENSATION PLAN

Subject to shareholder approval, the Compensation Committee recommended and the Board of Directors adopted an amended and restated Alexander & Baldwin, Inc. 2007 Incentive Compensation Plan ("2007 Plan") on January 27, 2010.  The proposed amendments will:

•	Increase the number of shares of A&B common stock reserved for issuance under the 2007 Plan by an additional 2,200,000 shares; and

•	Increase the number of shares of A&B common stock that may be issued pursuant to tax-favored incentive stock options by the same 2,200,000–share increase to the authorized reserve under the 2007 Plan.

A description of the amended and restated 2007 Plan, incorporating the proposed amendments, is set forth in Appendix A to this Proxy Statement.  The description is intended to be a summary of the material provisions of the 2007 Plan, and does not purport to be complete.  A copy of the 2007 Plan, as amended, will be furnished to any shareholder upon request.

The Board of Directors believes it is necessary for A&B to continue to provide equity incentives in order to attract and retain the services of qualified executives, and to better align their interests with those of shareholders.  The proposed amended and restated 2007 Plan will allow A&B to continue to provide these equity incentives.

Securities authorized for issuance under equity compensation plans as of December 31, 2009, included:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,445,341	$36.80	826,480*
Equity compensation plans not approved by security holders	--	--	--
Total	2,445,341	$36.80	826,480
* Under the 2007 Plan, 826,480 shares may be issued either as restricted stock grants, restricted stock unit grants or stock option grants.

The Board of Directors recommends that shareholders vote FOR approval of the proposed amended and restated 2007 Plan.  The affirmative vote of a majority of the shares of A&B common stock represented at the Annual Meeting, in person or by proxy, is required for approval.

OTHER BUSINESS

The Board of Directors of A&B knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS FOR 2011

Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Annual Meeting of A&B in the year 2011 must be received at the headquarters of A&B on or before November 11, 2010 in order to be considered for inclusion in the year 2011 Proxy Statement and proxy. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the headquarters of A&B not later than December 30, 2010. A&B’s Bylaws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Bylaws, not later than December 30, 2010 and not earlier than November 30, 2010.

By Order of the Board of Directors

/s/ Alyson J. Nakamura

ALYSON J. NAKAMURA
Corporate Secretary

March 11, 2010

Appendix A

DESCRIPTION OF THE ALEXANDER & BALDWIN, INC.
AMENDED AND RESTATED 2007 INCENTIVE COMPENSATION PLAN

Summary Description of the Alexander & Baldwin, Inc. 2007 Incentive Compensation Plan

At the 2010 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders are being asked to approve the Company’s amended and restated 2007 Incentive Compensation Plan (the “2007 Plan”). The principal changes that will be effected by the amended and restated 2007 Plan upon such shareholder approval may be summarized as follows:

(i)           The number of shares of the Company’s common stock reserved for issuance under the 2007 Plan will be increased by an additional 2,200,000 shares.

(ii)           The number of shares of the Company’s common stock that may be issued pursuant to tax-favored incentive stock options under Section 422 of the Internal Revenue Code (the “Code”) will also be increased by the same 2,200,000–share increase to the authorized reserve under the 2007 Plan.

(iii)           Any accrued dividends or dividend equivalents on performance-based awards will not vest or be paid out unless the applicable performance goals for the underlying awards are attained and will be cancelled if such performance goals are not achieved.

(iv)            No out-of-the-money options may be cashed out without shareholder approval. Such prohibition will be in addition to the pre-existing provision of the 2007 Plan that precludes the repricing of outstanding options without shareholder approval.

(v)           There will be express authorization for certain adjustments to outstanding awards upon a change in control transaction, including the conversion of performance-based awards into service-only vesting awards upon their assumption in a change in control transaction effected prior to the completion of the applicable performance period.

The Board adopted the amended and restated 2007 Plan on January 28, 2010, subject to shareholder approval at the Annual Meeting.

The proposed revisions contemplated by the amended and restated 2007 Plan are designed to assure that the Company will have a sufficient share reserve to fund future equity incentive awards to individuals in its employ or service who are essential to its financial success and long-term growth.  In addition, the 2007 Plan as so amended and restated will continue to provide the Company with the flexibility needed to structure awards in a manner that will attract and retain talented and skilled individuals who have the potential to make significant contributions to the Company’s various lines of business and its overall growth and development.  In addition, as indicated more specifically below, shareholder approval of the amended and restated 2007 Plan will also constitute re-approval of (i) the various performance goals upon which specific vesting targets may be established for awards made under the 2007 Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Code (“Section 162(m)”) and (ii) the per participant limitations imposed under the 2007 Plan on such awards.

Should the amended and restated 2007 Plan not be approved by the shareholders, then neither the 2,200,000-share increase to the share reserve nor the corresponding 2,200,000-share increase   to the number of shares that may be issued pursuant to incentive stock option grants will be implemented. However, all of the other revisions effected by the amended and restated 2007 Plan will remain in force and effect, and the 2007 Plan as so revised will continue in full force and effect until its scheduled April 26, 2017 expiration date or any earlier termination date in accordance with the provisions of the 2007 Plan.

The principal terms and provisions of the 2007 Plan, as amended and restated, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2007 Plan and is qualified in its entirety by reference to the complete text of the amended and restated 2007 Plan. Any shareholder who wishes to obtain a copy of the actual plan documents may do so upon written request to the Corporate Secretary at the Company’s principal offices at 822 Bishop Street, Honolulu, Hawaii 96813.

Incentive Programs. The 2007 Plan consists of four separate incentive compensation programs: (i) the discretionary grant program, (ii) the stock issuance program, (iii) the incentive bonus program and (iv) the automatic grant program for the non-employee members of the Company’s Board of Directors. The principal features of each program are described below.

Administration. The Compensation Committee of the Board of Directors (either acting directly or through a subcommittee of two or more members) will have the exclusive authority to administer the discretionary grant, stock issuance and incentive bonus programs with respect to awards made to the Company’s executive officers and non-employee Board members and will also have the authority to make awards under those programs to all other eligible individuals. However, the Company’s Board of Directors may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make awards under those programs to individuals other than executive officers and non-employee Board members.  All awards to non-employee directors (other than under the automatic grant program described below) will be made by the Compensation Committee (or a subcommittee thereof) comprised solely of independent directors, and any awards for members of the Compensation Committee (other than under the automatic grant program) must be authorized by a disinterested majority of the independent directors.

The term “plan administrator,” as used in this summary, will mean the Company’s Compensation Committee (or subcommittee) and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 2007 Plan.

The Compensation Committee will have the limited discretion under the automatic grant program to determine the annual dollar amount to be used to determine the specific number of shares subject to each grant made under that program, up to the maximum dollar amount permissible per grant, but all grants will otherwise be made in strict compliance with the express terms of that program.

Eligibility. Officers and employees, as well as independent consultants and contractors, in the Company’s employ or service or in the employ or service of the Company’s parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant, stock issuance and incentive bonus programs.  The non-employee members of the Board of Directors will also be eligible to participate in those three programs as well as the automatic grant program.  As of February 19, 2010, approximately 714 persons (including 9 executive officers) were eligible to participate in the discretionary grant, stock issuance and incentive bonus programs and 8 non-employee Board members were eligible to participate in those programs and the automatic grant program.

Securities Subject to 2007 Plan.  4,415,000 shares of the Company’s common stock will be reserved for issuance over the term of the 2007 Plan, including the 2,200,000-share increase for which shareholder approval is being sought at the Annual Meeting.  In addition, as was the case under the original version of the 2007 Plan, should any options currently outstanding under the Company’s predecessor equity plans subsequently terminate unexercised or any stock issuances currently outstanding under those predecessor plans be subsequently forfeited prior to vesting, the number of shares of common stock subject to those terminated options, together with the forfeited shares, will be added to the share reserve available for issuance under the 2007 Plan, up to an additional 750,000 shares.  For such purpose, the Company’s predecessor equity plans will remain limited to (i) the 1998 Stock Option/Stock Issuance Plan, (ii) the 1998 Non-Employee Director Stock Option Plan, (iii) the Restricted Stock Bonus Plan and (iv) the Non-Employee Director Stock Retainer Plan (collectively. the “Predecessor Plans”).

As of February 19, 2010, 2,277,450 shares were subject to outstanding options or had been granted as restricted stock or restricted stock units under the 2007 Plan and 2,442,041 shares (including the 2,200,000-share increase to the 2007 Plan which the shareholders are being asked to approve) remained unallocated and available for future awards. It is anticipated that no awards of the Company’s common stock will be granted under the 2007 Plan between February 19, 2010 and the date of the Annual Meeting.

As of February 19, 2010, 1,487,074 shares were subject to outstanding options under the predecessor plans, and 3,859 shares were subject to unvested stock issuances under those plans.

Awards made under the 2007 Plan are subject to the following per-participant limitations in order to provide the plan administrator with the opportunity to structure one or more of those awards as performance-based compensation under Section 162(m).

• For awards denominated in terms of shares of the Company’s common stock at the time of grant (whether payable in the Company’s common stock, cash or a combination of both), no participant in the 2007 Plan may receive awards for more than 500,000 shares of the Company’s common stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Shareholder approval of this proposal will also constitute re-approval of that 500,000-share limitation for purposes Section 162(m). Accordingly, such limitation will assure that any deductions to which the Company would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the discretionary grant program will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m).  In addition, one or more shares issued under the stock issuance program may also qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the vesting of those shares is tied to the attainment of the corporate performance milestones discussed below in the summary description of that program.

• For awards denominated in terms of cash dollars at the time of grant  (whether payable in cash, shares of the Company’s common stock, or both), no participant in the 2007 Plan may receive awards with an aggregate dollar value in excess of $5 million in any one calendar year.  Shareholder approval of this proposal will also constitute re-approval of that $5 million limitation for purposes of Section 162(m).  Accordingly, such limitation will assure that any deductions to which the Company would otherwise be entitled upon the payment of cash bonuses or the settlement of performance units will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m), to the extent the vesting of those awards is tied to the attainment of one or more of the corporate performance milestones discussed below in the summary description of the stock issuance program.

The shares of common stock issuable under the 2007 Plan may be drawn from shares of the Company’s authorized but unissued common stock or from shares of its common stock that the Company acquire, including shares purchased on the open market or in private transactions.

Shares subject to outstanding awards under the 2007 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those awards will be available for subsequent issuance under the 2007 Plan. Any unvested shares issued under the 2007 Plan that are subsequently forfeited or that the Company repurchases, at a price not greater than the original issue price paid per share, pursuant to the Company’s repurchase rights under the 2007 Plan will be added back to the number of shares reserved for issuance under the 2007 Plan and will accordingly be available for subsequent awards.

There are no net counting provisions in effect under the 2007 Plan.  Accordingly, the following share counting procedures will apply in determining the number of shares of common stock available from time to time for issuance under the 2007 Plan:

• Should the exercise price of an option be paid in shares of the Company’s common stock, then the number of shares reserved for issuance under the 2007 Plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of new shares issued under the exercised option.

• Should shares of common stock otherwise issuable under the 2007 Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or settlement of an award under the plan, then the number of shares of common stock available for issuance under the 2007 Plan will be reduced by the full number of shares that were issuable under the award, and not by the number of shares actually issued after any such share withholding.

• Upon the exercise of any stock appreciation right granted under the 2007 Plan, the share reserve will be reduced by the gross number of shares as to which such stock appreciation right is exercised, and not by the net number of shares actually issued upon such exercise.

Equity Incentive Programs

Discretionary Grant Program.  Under the discretionary grant program, eligible persons may be granted options to purchase shares of the Company’s common stock or stock appreciation rights tied to the value of the Company’s common stock.  The plan administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock appreciation rights, the time or times when those options or stock appreciation rights are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted option or stock appreciation right is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the Code.

Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.  In addition, one or more awards may be structured so that those awards will vest and become exercisable only after the achievement of pre-established corporate performance objectives.

Notwithstanding the foregoing, the following limitations apply with respect to the vesting schedules established for awards made under the discretionary grant program: (i) for any award which is to vest in the basis of service, the minimum vesting period is three years, with incremental vesting to occur over that period as determined by the plan administrator, and (ii) for any award which is to vest on the basis of performance objectives, the performance period will  have a duration of at least one year.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised, provide for continued vesting during the applicable post-service exercise period and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding.

The 2007 Plan allows the issuance of two types of stock appreciation rights under the discretionary grant program:

• Tandem stock appreciation rights granted in conjunction with stock options which provide the holders with the right to surrender the related option grant for an appreciation distribution from the Company in an amount equal to the excess of (i) the fair market value of the vested shares of the Company’s common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

• Stand-alone stock appreciation rights which allow the holders to exercise those rights as to a specific number of shares of the Company’s common stock and receive in exchange an appreciation distribution from the Company in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares.  The exercise price per share may not be less than the fair market value per share of the Company’s common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

The appreciation distribution on any exercised tandem or stand-alone stock appreciation right may be paid in (i) cash, (ii) shares of the Company’s common stock or (iii) a combination of cash and shares of the Company’s common stock, as determined by the plan administrator. Upon cessation of service with the Company, the holder of a stock appreciation right will have a limited period of time in which to exercise such right to the extent exercisable at that time.  The plan administrator has complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised, provide for continued vesting during the applicable post-service exercise period and/or to accelerate the exercisability or vesting of those stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation right remains outstanding.

Repricing/Cash-Out Prohibition. The plan administrator may not implement any of the following repricing/cash-out programs without obtaining shareholder approval:  (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of the Company’s common stock for consideration payable in cash, equity securities or in the form of any other award under the Plan, except in connection with a change in control transaction, or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.

Stock Issuance Program. Shares may be issued under the stock issuance program subject to performance or service vesting requirements established by the plan administrator. Shares may also be issued as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of the Company’s common stock may also be issued under the program pursuant to restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with the Company. Performance shares may also be issued under the program in accordance with the following parameters:

(i)      The vesting of the performance shares will be tied to the attainment of corporate performance objectives over a specified performance period, all as established by the plan administrator at the time of the award.

(ii)      At the end of the performance period, the plan administrator will determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

(iii)    The performance shares which so vest will be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the plan administrator at the time the performance shares are awarded or the period selected by the participant in accordance with the applicable requirements of Section 409A of the Code (“Section 409A”).

(iv)           Performance shares may be paid in cash or shares of common stock.

(v)            Performance shares may also be structured so that the shares are convertible into shares of the Company’s common stock, but the rate at which each performance share is to so convert will be based on the attained level of performance for each applicable performance objective.

The plan administrator has complete discretion under the program to determine which eligible individuals are to receive awards under the stock issuance program, the time or times when those awards are to be made, the form of those awards, the number of shares subject to each such award, the vesting schedule (if any) to be in effect for the award, the issuance schedule for the shares which vest under the award and the cash consideration (if any) payable per share.

Notwithstanding the foregoing, the following limitations will apply with respect to the vesting schedules established for awards made under the stock issuance program to individuals other than the non-employee Board members:  (i) for any award which is to vest on the basis of service, the minimum vesting period is three years, with incremental vesting to occur over that period as determined by the plan administrator, and (ii) for any award which is to vest on the basis of performance objectives, the performance period will  have a duration of at least one year.  However, awards made under the 2007 Plan to non-employee Board members will be subject to a minimum vesting period of one year, with no greater than monthly pro-rated vesting over that period.

In order to assure that the compensation attributable to one or more awards made under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Section 162(m), the plan administrator also has the discretionary authority to structure one or more awards so that the shares of common stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria:  (i) cash flow; (ii) earnings  (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholder equity; (vii) total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue or return on operating profit; (xvii) collections and recoveries, (xviii) property purchases, sales, investments and construction goals, (xix) application approvals, (xx) litigation and regulatory resolution goals, (xxi) occupancy or occupancy rates, (xxii) leases, contracts or financings, including renewals, (xxiii) overhead, savings, G&A and other expense control goals, (xxiv) budget comparisons, (xxv) growth in shareholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards ("GICS") or GICS Index, or another peer group or peer group index; (xxvi) credit rating; (xxvii) development and implementation of strategic plans and/or organizational restructuring goals, (xxviii) development and implementation of risk and crisis management programs; (xxix) improvement in workforce diversity; (xxx) net cost per ton, (xxxi) price per container or average price per container, (xxxii) voyage days or vessel scheduling, (xxxiii) lift volume of containers, volume of containers, number of units or size of units, (xxxiv) compliance requirements and compliance relief; (xxxv) safety goals, (xxxvi) productivity goals; (xxxvii) workforce management and succession planning goals, (xxxviii) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxix) measures of customer satisfaction, employee satisfaction or staff development; (xl) development or marketing collaborations, formations of partnerships or joint ventures or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xli) merger and acquisitions, and (xlii) other similar criteria consistent with the foregoing. In addition, such performance criteria may be based upon the attainment of specified levels of the Company’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company’s business units or divisions or any parent or subsidiary.  Each applicable performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items; (F) the operations of any business the Company acquires; (G) the divestiture of one or more business operations or the assets thereof, or (H) any other adjustment consistent with the operation of the 2007 Plan.

Shareholder approval of this proposal will also constitute re-approval of the foregoing performance goals for purposes of establishing the specific vesting targets for one or more awards under the Plan that are intended to qualify as performance-based compensation under Section 162(m).

Outstanding awards under the stock issuance program will automatically terminate, and no shares of the Company’s common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. However, subject to the limitations indicated below, the plan administrator will have the discretionary authority to issue shares of the Company’s common stock in satisfaction of one or more outstanding awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of the participant’s death or disability or upon a change in control of the company, as described under the heading “General Provisions – Vesting Acceleration.”  In addition, the waiver of the vesting requirements of any other awards under the stock issuance program can only be effected in connection with (i) the participant’s cessation of service by reason of death, disability, retirement or involuntary termination or (ii) the consummation of a change in control transaction.

Incentive Bonus Program.  Cash bonus awards, performance unit awards and dividend equivalent rights may be awarded under the incentive bonus program. Cash bonus awards will vest over an eligible individual’s designated service period or upon the attainment of pre-established performance goals. Performance unit awards will be subject to the following parameters:

(i)           A performance unit will represent a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more performance goals described above in the description of the stock issuance program. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each performance unit which becomes due and payable upon the attained level of performance will be determined by dividing the amount of the resulting bonus pool (if any) by the total number of performance units issued and outstanding at the completion of the applicable performance period.

(ii)           Performance units may also be structured to include a service-vesting requirement which the participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

(iii)           Performance units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable service-vesting requirement may be paid in cash or shares of the Company’s common stock valued at fair market value on the payment date, as determined by the plan administrator.

Dividend equivalent rights may be issued as stand-alone awards or in tandem with other awards made under the 2007 Plan.  Each dividend equivalent right award will represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of the Company’s common stock) which is made per issued and outstanding share of common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made either concurrently with the actual dividend or distribution made per issued and outstanding share of the Company’s common stock or may be deferred to a later date.  Payment may be made in cash or shares of the Company’s common stock, as determined by the plan administrator.  In no event, however, will any dividend equivalent rights made with respect to an award subject to performance-vesting requirements vest or become payable prior to the vesting of that award upon the attainment of the applicable performance goals and will, accordingly, be subject to cancellation and forfeiture to the same extent as the underlying award in the event the performance goals are not attained.

The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such awards under the program, the time or times when those awards are to be made, the form of each such award, the performance objectives for each such award, the amount payable at one or more designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such award and the method by which the award is to be settled (cash or shares of the Company’s common stock).

In order to assure that the compensation attributable to one or more awards under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Section 162(m), the plan administrator also has the discretionary authority to structure one or more awards under the incentive bonus program so that those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the performance goals described above in the summary of the stock issuance program.

The plan administrator has the discretionary authority at any time to accelerate the vesting of any and all awards outstanding under the incentive bonus program.  However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of the participant’s death or disability or upon a change in control as described under the heading “General Provisions – Vesting Acceleration.”

Automatic Grant Program.  Under the automatic grant program, each individual will, at the time he or she first becomes a non-employee Board member, automatically receive a restricted stock unit award covering that number of shares of the Company’s common stock determined by dividing the applicable dollar amount by the fair market value per share of the Company’s common stock on such date, provided such individual has not been in the Company’s employ during the immediately preceding twelve months.  In addition, on the date of each annual shareholders meeting, each individual serving as a non-employee Board member at that time will automatically be granted a restricted stock unit award covering that number of shares of the Company’s common stock determined by dividing an applicable dollar amount by the fair market value per share of the Company’s common stock on such date, provided such individual has served as a non-employee Board member for at least six months.

The applicable dollar amounts subject to each such initial or annual restricted stock unit award will be determined by the Compensation Committee of the Company’s Board of Directors (or a subcommittee thereof), but will not exceed $300,000. Accordingly, the size of the initial restricted stock unit grant may vary as to each new non-employee Board member, and the size of the annual restricted stock unit grants may vary from year to year.  For each non-employee Board member re-elected at the Annual Meeting, the Company’s Compensation Committee has set the applicable dollar amount at $100,000 for the annual grant, and it is currently anticipated that any newly-appointed or elected non-employee Board member would receive an automatic restricted stock unit grant with the same dollar amount.

Each initial and annual restricted stock unit grant will vest in three successive equal annual installments upon the non-employee Board member’s completion of each year of Board service over the three-year period measured from the grant date.  However, the shares will immediately vest in full upon the non-employee Board member’s death or disability while a Board member, retirement at or after the age of seventy-two or the occurrence of certain changes in ownership or control.  The shares of common stock underlying each initial or annual restricted stock unit award which vests in accordance with the foregoing vesting provisions will be issued as they vest.  However, future awards may be structured so as to allow the non-employee Board members to defer, in accordance with the applicable requirements of Section 409A and the regulations thereunder, the issuance of the shares beyond the vesting date to a designated date or until cessation of Board service or an earlier change in control.

Should any dividend or other distribution payable other than in shares of the Company’s common stock be declared and paid on the Company’s common stock while an initial or annual restricted stock unit award is outstanding, then a special book account shall be established for the non-employee director holding the award and credited with a phantom dividend equivalent to the actual dividend or distribution which would have been paid on the shares subject to the restricted stock unit award had they been issued and outstanding and entitled to that dividend or distribution.  The amount attributable to phantom dividend equivalents will vest and be distributed to the non-employee director (in cash or such other form as the plan administrator may deem appropriate in its sole discretion) concurrently with the vesting and issuance of the shares to which those phantom dividend equivalents relate.

Stock Awards

The following table sets forth, as to the Company’s NEOs and the other individuals and groups indicated, the number of shares of the Company’s common stock subject to option grants made under the 2007 Plan through February 19, 2010, together with the weighted average exercise price per share in effect for such grants.

Name and Position	Number of Shares Underlying Options Granted (#)	Weighted Average Exercise Price Per Share ($)
W. Allen Doane, Chairman and Chief Executive Officer, A&B through 12/09	286,598	33.11
Stanley M. Kuriyama, Chief Executive Officer and President, A&B	173,949	32.23
Christopher J. Benjamin, Senior Vice President, Chief Financial Officer and Treasurer, A&B; General Manager, HC&S	83,240	33.26
Matthew J. Cox, President, Matson	75,839	32.08
Norbert M. Buelsing, President, A&B Properties	47,628	31.87
James S. Andrasick, Chairman, Matson through 09/09	112,110	30.40
All current executive officers as a group (9 persons)*	500,351	32.52
All current non-employee directors as a group (9 persons)**	286,598	33.11
All employees, including current officers who are not executive officers, as a group (91 persons)	487,707	36.94
* Excludes Messrs. Doane and Andrasick, who are no longer current executive officers.
** Includes Mr. Doane, who is a current non-employee director.
The following table sets forth, as to the Company’s NEOs and the other individuals and groups indicated, the number of shares of the Company’s common stock subject to restricted stock and restricted stock unit awards made under the 2007 Plan through February 19, 2010.

Name and Position	Number of Shares Subject to Restricted Stock/Restricted Stock Unit Awards (#)
W. Allen Doane, Chairman and Chief Executive Officer, A&B through 12/09	160,547
Stanley M. Kuriyama, Chief Executive Officer and President, A&B	76,186
Christopher J. Benjamin, Senior Vice President, Chief Financial Officer and Treasurer, A&B	42,520
Matthew J. Cox, President, Matson	34,287
Norbert M. Buelsing, President, A&B Properties	24,629
James S. Andrasick, Chairman, Matson through 09/09	53,938
All current executive officers as a group (9 persons)	241,666
All current non-employee directors as a group (9 persons)**	220,427
All employees, including current officers who are not executive officers, as a group (82 persons)	374,653
* Excludes Messrs. Doane and Andrasick, who are no longer current executive officers.
** Includes Mr. Doane, who is a current non-employee director.
New Plan Benefits

As of February 19, 2010, no awards had been made under the Plan on the basis of the 2,200,000-share increase for which shareholder approval is being sought as part of this Proposal.

General Provisions

Vesting Acceleration. In the event the Company should experience a change in control, the following special vesting acceleration provisions will be in effect for all outstanding awards under the discretionary grant and stock issuance programs (only paragraph (iv) applies to the incentive bonus program):

(i)             Each outstanding award will automatically accelerate in full upon a change in control, if that award is not assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the intrinsic value of the award and provides for the subsequent vesting and concurrent payout of that value in accordance with the same vesting schedule in effect for that award.

(ii)           To the extent any outstanding award is subject to performance vesting upon the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that award in a change in  control transaction, the performance vesting condition will terminate,  and such award will thereupon be converted into a service-vesting award that will vest upon the completion of a service period co-terminous with the portion of the performance period (and any subsequent service-vesting component that was part of the original award) remaining at the time of the change in control.

 (iii)             The plan administrator will have complete discretion to grant one or more awards which will vest in the event the individual’s service with the Company or the successor entity terminates within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

(iv)             The plan administrator will have the discretion to structure one or more awards so that those awards will immediately vest upon a change in control, whether or not they are to be assumed or otherwise continued in effect.

(v)             Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the 2007 Plan in the event (a) the Company is acquired by merger or asset sale, (b) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons acquires, directly or indirectly, beneficial ownership of securities possessing (or convertible into or exercisable for securities possessing) thirty-five percent (35%) or more of the total combined voting power of the Company’s outstanding securities or (c) a change in a majority of the membership of the Board over a period of less than twelve (12) months that is not approved by the current membership of the Board or their approved successors.

The plan administrator’s authority above extends to any awards intended to qualify as performance-based compensation under Section 162(m), even though the accelerated vesting of those awards may result in their loss of performance-based status under Section 162(m).

Changes in Capitalization. In the event any change is made to the outstanding shares of the Company’s common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without the Company’s receipt of consideration or should the value of the Company’s outstanding shares of common stock be substantially reduced by reason of a spin-off transaction or extraordinary dividend or distribution, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2007 Plan; (ii) the maximum number and/or class of securities by which the share reserve may increase by reason of the expiration or termination of unexercised options or the forfeiture of shares under the predecessor plans, (iii) the maximum number and/or class of securities that may be issued pursuant to incentive stock options granted under the 2007 Plan, (iv) the maximum number and/or class of securities for which any one person may be granted common stock-denominated awards under the 2007 Plan per calendar year; (v) the number and/or class of securities and the exercise price per share in effect for outstanding awards under the discretionary grant program, (vi) the number and/or class of securities subject to each outstanding award under the stock issuance and automatic grant programs and the cash consideration (if any) payable per share, (vii) the number and/or class of securities for which awards may subsequently be made to new and continuing non-employee Board members under the automatic grant program, and (viii) the number and/or class of securities subject to each outstanding award under the incentive bonus program denominated in shares of the Company’s common stock.  Such adjustments will be made in such manner as the plan administrator deems appropriate in order to preclude any dilution or enlargement of benefits under the 2007 Plan or the outstanding awards thereunder.

Valuation. The fair market value per share of the Company’s common stock on any relevant date under the 2007 Plan will be deemed to be equal to the closing selling price per share on that date on the New York Stock Exchange.  On February 19, 2010, the fair market value per share of the Company’s common stock determined on such basis was $32.64.

Shareholder Rights and Transferability. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares.  The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of the Company’s common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2007 Plan so that those options will be transferable during optionee’s lifetime by a gratuitous transfer to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse pursuant to a domestic relations order.  Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

A participant will have full shareholder rights with respect to any shares of common stock issued to him or her under the 2007 Plan, whether or not his or her interest in those shares is vested. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or performance share award until that award vests and the shares of common stock are actually issued thereunder.  However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or performance shares, subject to such terms and conditions as the plan administrator may deem appropriate.  In no event, however, will any dividends or dividend-equivalent units relating to awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the performance conditions are attained and will accordingly be subject to cancellation and forfeiture to the same extent as the underlying award in the event those performance conditions are not attained.

Tax Election. The plan administrator may provide one or more holders of awards under the 2007 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise or settlement of those awards, or the plan administrator may instead structure one or more awards so that they automatically provide for such share withholding by the Company  Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of the Company’s common stock in payment of such withholding tax liability.

 Deferral Programs.  One of more of the following deferral programs may be implemented under the 2007 Plan:

A.           The plan administrator may, structure one or more awards under the stock issuance or incentive bonus programs so that the participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes.

B.           The plan administrator may implement a non-employee Board member retainer fee deferral program that allows the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for that year into restricted stock units under the stock issuance program that defer the issuance of the shares of common stock that vest under those restricted stock units until  a permissible date or event under Section 409A.

C.           To the extent the Company maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of the Company’s common stock, the plan administrator may authorize the share reserve under the 2007 Plan to serve as the source of any shares of common stock that become payable under those deferred compensation arrangements.  In such event, the share reserve under the 2007 Plan will be reduced on a share-for-one share basis for each share of common stock issued under the 2007 Plan in settlement of the deferred compensation owed under those separate arrangements.

Amendment and Termination. The Company’s Board of Directors may amend or modify the 2007 Plan at any time; provided, however, that shareholder approval will be required for any amendment which would (i) materially increase the number of shares of common stock authorized for issuance under the 2007 Plan (other than in connection with certain changes to the Company’s capital structure as explained above), (ii) materially increase the benefits accruing to participants, (iii) materially expand the class of individuals eligible to participate in the 2007 Plan, (iv) expand the types of awards which may be made under the 2007 Plan, (v) extend the term of the 2007 Plan, (vi) reduce or limit the scope of the prohibition on repricing programs set forth in the 2007 Plan or otherwise eliminate such prohibition or (vii) effect any other change or modification for which shareholder approval is required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which the Company’s common stock is at the time primarily traded. Unless sooner terminated by the Company’s Board of Directors, the 2007 Plan will terminate on the earliest of (i) April 26, 2017, (ii) the date on which all shares available for issuance under the 2007 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding awards in connection with certain changes in control or ownership.

Summary of Federal Income Tax Consequences

The following is a summary of the Federal income taxation treatment applicable to the Company and the participants who receive awards under the 2007 Plan.

Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount  realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition.  The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the Company’s taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right.  The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Restricted Stock Awards. The recipient of unvested shares of common stock issued under the 2007 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the restricted stock award. The deduction will in general be allowed for the Company’s taxable year in which such ordinary income is recognized by the recipient.

Restricted Stock Units.  No taxable income is recognized upon receipt of restricted stock units.  The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Cash Awards.  The payment of a cash award will result in the recipient’s recognition of ordinary income equal to the dollar amount received. The recipient will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the cash award is paid. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Performance Units.  No taxable income is recognized upon receipt of performance units.  The holder will recognize ordinary income in the year in which the performance units are settled.  The amount of that income will be equal to the fair market value of the shares of common stock or cash received in settlement of the performance units, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the performance units at the time those units are settled.  That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Dividend Equivalent Rights.  No taxable income is recognized upon receipt of a dividend equivalent right award.  The holder will recognize ordinary income in the year in which a payment pursuant to such right, whether in cash, securities or other property, is made to the holder.  The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder.  That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with the exercise of non-statutory options or stock appreciation rights or the disqualifying disposition of incentive stock option shares will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of the Company’s executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the 2007 Plan will remain deductible by the Company without limitation under Section 162(m). However, any compensation deemed paid by the Company in connection with shares issued under the stock issuance program or shares or cash issued under the incentive bonus program will be subject to the $1 million limitation, unless the issuance of the shares or cash is tied to the attainment of one or more of the performance milestones described above.

Accounting Treatment. The accounting principles applicable to awards made under the 2007 Plan may be summarized in general terms as follows:

Pursuant to the accounting standards under FASB Accounting Standards Codification Topic 718, the Company will be required to expense all share-based payments, including grants of stock options, stock appreciation rights, restricted stock, restricted stock units and all other stock-based awards under the 2007 Plan. Accordingly, stock options and stock appreciation rights which are granted to the Company’s employees and non-employee Board members and payable in shares of the Company’s common stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against the Company’s reported earnings over the requisite service period.  For shares issuable upon the vesting of restricted stock units awarded under the 2007 Plan, the Company will be required to amortize over the requisite service period a compensation cost equal to the fair market value of the underlying shares on the date of the award.  If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to the Company’s reported earnings ratably over the requisite service period. Such accounting treatment for restricted stock units and direct stock issuances will generally be applicable whether vesting is tied to service periods or performance goals, although for performance-based awards, the grant date fair value will initially be determined on the basis of the probable outcome of performance goal attainment.  The issuance of a fully-vested stock bonus will result in an immediate charge to the Company’s earnings equal to the fair market value of the bonus shares on the issuance date.

For performance units awarded under the 2007 Plan,  the Company will be required to amortize the dollar value of those units (whether eventually settled in cash or shares of the Company’s common stock) over the applicable performance period and any subsequent service vesting period.  Dividends or dividend equivalents paid on vested awards will be charged against the Company’s retained earnings.  However, if the award holder is not required to return the dividends or dividend equivalents paid on unvested shares underlying an outstanding award if that award is subsequently forfeited, the dividends or dividend equivalents paid on any such award that does not vest will be recognized by the Company as additional compensation cost.

Finally, it should be noted that the compensation expense accruable for performance-based awards under the 2007 Plan will, in general, be subject to adjustment to reflect the actual outcome of the applicable performance goals, and any expenses accrued for such performance-based awards will be reversed if the performance goals are not met, unless those performance goals are deemed to constitute market conditions (i.e., because they are  tied to the price of the Company’s common stock) under FASB Accounting Standards Codification Topic 718.

Appendix B

List of Companies Included in Surveys Used by A&B for Compensation Purposes

Hay Group Participant List – 2009 General Market Survey

7-Eleven, Abercrombie & Fitch, ABM Industries, Ace Hardware, Aceto, Active International, ACUITY, Adena Health System, Admiral Insurance, Advance America, Advance Auto Parts, Adventist Health - Florida Hospital, Advocate Healthcare, Aeropostale, AFC Enterprises, Agrium, Aileron, Air Liquide America, Air Products, AK Steel, Akzo Nobel, Alex Lee, Alexander & Baldwin, All Children's Hospital, Allina Health System, Altru Health System, Amazon.com, Amcor Limited -- Amcor PET Packaging, American Century Investments, American Chemical Society, American Eagle Outfitters, American Enterprise Group, American Family Insurance Group, American Fidelity, American Honda Motor, American Modern Insurance Group, American National Insurance, American Transmission, America's Second Harvest, Americas Styrenics, Amsted Industries, Amtrak, Anaheim Public Utilities, Andersons, Anheuser-Busch InBev -- Anheuser-Busch, Arbitration Forums, ArcelorMittal -- Dofasco Tubular Products, Arch Chemicals, Arup, Asante Health System, Ascension Health, Ascension Health -- Carondelet Health, Ashland -- Hercules Water Technologies, Associated Materials, Austin Water Utility, Aviall, Avid Technology, AvMed Health Plan, Axcan Pharma, Bacardi Limited -- Bacardi, Baker Petrolite, Banco Santander S.A., Bankers Trust, Baptist Health System, Barry Callebaut USA, BASF, Battelle Energy Alliance, BayHealth Medical Center, Baylor College of Medicine, Beacon Mutual Insurance, Beebe Medical Center, Belden, Belk, Benihana, Berkshire Health Systems, Bethpage Federal Credit Union, Big Lots, Biomerieux, Blessing Hospital, Blockbuster, Blue Cross and Blue Shield of Massachusetts, Blue Cross and Blue Shield of Nebraska, Blue Cross and Blue Shield of Rhode Island, Blue Cross and Blue Shield of Vermont, Bob Evans Farms, Boddie-Noell Enterprises, Boddie-Noell Enterprises -- Hardee's, BoJangles' Restaurants, Bon Secours Health System, Bon Secours Health System -- Baltimore Health System, Bon Secours Health System -- Charity Health System, Bon Secours Health System -- Hampton Roads Health System, Bon Secours Health System -- Kentucky Health System, Bon Secours Health System -- New York Health System, Bon Secours Health System -- Richmond Health System, Bon Secours Health System -- St. Francis Health System, Bon Secours Health System -- St. Petersburg Home Care Services, Bon-Ton Stores, Boston Market, Boston Medical Center HealthNet Plan, Bostonian Group, Brambles, Brim Healthcare, British Embassy, Broadridge Financial Solutions, Brookhaven National Laboratory, Brooks Health System, Brotherhood of Maintenance of Way Employees (BMWE), Brown-Forman, BUCA, Buckman Laboratories, Buffet Partners -- Furr's Family Dining, Buffets, Bunge, Burger King, Cabot, California Department of Personnel Administration, California State Compensation Insurance Fund, Cape Cod Healthcare, Capital Health System, Capital Metropolitan Transportation Authority, CareFirst Blue Cross and Blue Shield, Cargill, Caribou Coffee, Carilion Clinic, Carlson Restaurants Worldwide, Carlson Restaurants Worldwide -- Pick Up Stix, Carter's, Castle (A.M.), Caterpillar, Caterpillar -- Solar Turbines, Catholic Health Initiatives, Catholic Health System, Catholic Healthcare Partners, Cato Institute, CBC Restaurant Corp - Corner Bakery Cafe, CBRL Group -- Cracker Barrel Country Store, CEC Entertainment, Celanese Americas, Centene, CenterPoint Energy, Central Bancompany, Central Insurance, Central Michigan Community Hospital, Central Missouri State University, Centura Health, Chambersburg Hospital, Champion Technologies, CHE -- Holy Cross Health Ministries, CHE - Mercy Hospital of Miami, CHE - Sisters Immanuel Hospital, CHE -- St. Mary's Healthcare System, Cheesecake Factory, Chemical Lime, Chester County Intermediate Unit, Chevron Corporation -- Chevron Phillips Chemical Company, Chicago Stock Exchange, Chickasaw Enterprises, Chico's FAS, Children's Healthcare of Atlanta, Children's Medical Center Dayton Ohio, Children's Mercy Hospital, Children's National Medical Center, Children's Place, Chipotle Mexican Grill, Christ Hospital, Christian Reformed Church of North America, Church World Service, Ciba Specialty Chemicals, CIGNA, Cincinnati Children's Hospital Medical Center, Cincinnati Insurance, Citrus Valley Health Partners, City of Arlington, TX, City of Austin, TX, City of Bismarck, ND, City of Bloomington, IL, City of Boston, MA, City of Carrollton, TX, City of Charlotte, NC, City of Colorado Springs, CO, City of Columbus, OH, City of Dallas, TX, City of Denver, CO, City of El Paso, TX, City of Fargo, ND, City of Fayetteville, AR, City of Fort Worth, TX, City of Fresno, CA, City of Fresno, CA -- Fresno Department of Public Utilities, City of Houston, TX, City of Indianapolis, IN, City of Kirkland, WA, City of Larned, KS, City of Las Vegas, NV, City of Lawrence, KS, City of Lenexa, KS, City of Lincoln, NE, City of Long Beach, CA, City of Louisville, KY, City of Manhattan, KS, City of Middletown, OH, City of Naperville, IL, City of Nashville, TN, City of Oakland, CA, City of Overland Park, KS, City of Pasco, WA, City of Philadelphia -- Philadelphia Gas Works, City of Philadelphia, PA, City of Plano, TX, City of Portland, OR, City of Raleigh, NC, City of Renton, WA, City of Roseville, CA, City of Sacramento, CA, City of Salina, KS, City of San Antonio, TX, City of San Francisco, CA, City of Seattle, WA, City of Sioux Falls, SD, City of South San Francisco, CA, City of Sunnyvale, CA, City of Tucson, AZ, City of Vancouver, WA, City of Washington, D.C., Claim Jumper Restaurants, Clarian Health - Indiana Clinic, Clarian Health Partners, Clariant, Cleveland Clinic, CME Wire & Cable, CNA, CNA Financial, CNH Global, Cobb County Government, Cognis, Colgate-Palmolive, Collective Brands, College of the Holy Cross, Columbus Dispatch, Commerce Insurance, Commission on Accreditation of Rehabilitation Facilities, Community Blood Center/Community Tissue Services, Community Medical Centers, Comporium, CompSource Oklahoma, ConAgra Foods, Conseco Services, Consolidated Edison of New York, Constellation Brands, Continental Western Insurance, Corpus Christi Regional Transportation Authority, Cosi, Cost Plus, Costco Wholesale, Coty, County of Butler, KS, County of Champaign, IL, County of Chelan, WA, County of Collin, TX, County of Douglas, KS, County of Franklin. WA, County of Jackson Courthouse, MO, County of King, WA, County of Kittitas, WA, County of Klickitat, WA, County of Leavenworth, KS, County of Los Angeles, CA, County of Miami, KS, County of Milwaukee, WI, County of Peoria, IL, County of Pierce, WA, County of Saline, KS, County of Snohomish, WA, County of Tarrant, TX, CPS Energy, Crane, Creare, Credit Union Service, CSA International, CSN, Custom Products of Litchfield, Daiichi Sankyo, Dallas Convention & Visitors Bureau, Dallas Morning News, Danbury Hospital, Darden Restaurants, Dave &  Buster's, Daymon Associates, Daymon Worldwide, Dayton & Montgomery County Public Library, Daytona Beach Community College, Deere, Delicato Family Vineyards, Delta Dental Plan of New Jersey, Delta Regional Medical Center, Denny's Restaurants, Department of Veterans Affairs, DePaul University, Derby Public Schools, Diageo North America, Dial America Marketing, Dollar General, Dollar Tree Stores, Domino's Pizza, Donaldson, Donatos Pizzeria, Dow Corning, DSM Resins -- DSM Chemicals North America, Duke and King Acquisition, Duke Corporate Education, Duke University Health System, Dunkin' Brands, Duquesne Light, E & J Gallo Winery, Eagle Ottawa, East Stroudsburg Savings Association, Eastman Chemical, Ebara, Edison International -- Southern California Edison, Electric Reliability Council of Texas, ElectriCities of North Carolina, Elizabeth Seton Pediatrics, Elliott, Embassy of Australia, EmblemHealth -- Connecticare, Embry-Riddle Aeronautical University, EMC, EMD Serono, Emory University, Employers Mutual Casualty National Life, Ensign-Bickford Industries, Equifax, Erie Insurance Group, Essilor of America, Esurance, Exempla Healthcare, Express, Fairplex, Fairway Investments, Famous Dave's of America, FANUC America, Fazoli's System Management -- Fazoli's, FBL Financial Group, Federal Bureau of Investigation, Federal Government, Federal Home Loan Bank of Des Moines, Federal Home Loan Bank of Pittsburgh, Federal Reserve Bank of Dallas, Federal Reserve Bank of Minneapolis, Federal Reserve Bank of St. Louis, Federated Insurance, FedEx -- FedEx Office and Print Services, Ferrero USA, First National Bank, Ford Foundation, Fortune Brands -- Beam Global Spirits & Wine, Foster Poultry Farms, Foster's Group -- Foster's Wine Estates Americas, Frankenmuth Insurance, Friendly -- Friendly Family Restaurant, Frisch's Restaurants, Fulton County Schools, GA, Gallaudet University, Geisinger Health System, Genesis Health System, Georgetown Hospital System, German American Bancorp, Glatfelter, Glatfelter Insurance Group, Glen at St. Joseph, Golden Corral, Golden Valley Memorial Hospital, Good Shepherd Health System, Goodrich, Government of Canada -- Embassy of Canada, Graceland University, Grainger (W.W.), Great American Insurance, Griffith Laboratories USA, Groupe Danone -- Dannon, Guide One Insurance, GuideStone Financial Resources of the Southern Baptist Convention, Gymboree, H. Lee Moffitt Cancer & Research Institute, Hallmark Cards, Hancock Bank, Hanesbrands, Hanover General Hospital, Harleysville Group, Hartmarx, Harvard Vanguard Medical Associates, Hay Group, Hays, HCA Healthcare -- Wesley Medical Center, Health Care Service Corporation, Health Net, Health Partners, HealthPartners, Heat Transfer Research, Heineken USA, Helzberg Diamonds, Henry H. Kessler Foundation, Henry Mayo Newhall Memorial Hospital, Hess, Hexion Specialty Chemicals, High Point Regional Hospital, Highmark, Hillsborough County Civil Service Board, Hillwood Development, Hilti -- US, Hoag Memorial Hospital Presbyterian, Home Depot, Hooker & Holcombe Investment Advisors, Hooters of America, Horizon Blue Cross and Blue Shield of New Jersey, Hot Topic, Huhtamaki, IBERIABANK, ICL, Illinois Tool Works, Indiana Packers, Indiana State University, Infineum USA, Ingersoll-Rand, Injured Workers Insurance Fund, Innophos, Inova Health System, Intermedia, Intermountain Health Care, International Business Machines, International Flavors & Fragrances, International Reading Association, Int'l Coffee and Tea - The Coffee Bean & Tea Leaf, Iroquois Pipeline, Island Peer Review Organization, ISO New England, Isuzu Motors Limited -- Isuzu Motors America, Ivy Tech Community College, J. C. Penney, J.Crew, Jack in the Box, Jack in the Box -- Qdoba Restaurant Group, Japan Tobacco International USA, Jefferson Regional Medical Center, Jewelers Mutual Insurance, Jewelry Television, Joe's Crab Shack, Johnny Rockets, Johnson County Community College, Johnson County Government, Joy Global, Judicial Council of California, Kaiser Foundation Hospitals, Kansas City Life Insurance, Kansas City University of Medicine and Biosciences, Kellogg, Kenneth Cole, Kentucky Employers' Mutual Insurance Authority, Kia Motors America, Kinder Morgan, King Pharmaceuticals, Kohl's, Krystal, Landmark Education, Lands' End, LANXESS, Legacy Health System, Legal Sea Foods, Legg Mason, Lehigh Hanson -- Building Materials America, Liberty Mutual Insurance, LifeWay Christian Resources, Limited Brands, Limited Stores, LIMRA International, Lincoln National, Liz Claiborne, Logan's Roadhouse, Loop -- Logan Aluminum, Loretto Hospital, Louisiana State University, Louisiana Workers' Compensation, Lowe's, LVMH Moet Hennessy Louis Vuitton -- Moet Hennessy USA, Lynn University, Lyondell Chemical, MacDermid, Madison Paper Industries, Maine Employers' Mutual Insurance, Maricopa County Community College District, Marist College, Marshall & Ilsley, MARTA, Martin Resource Management, Mary Kay, Massachusetts Institute of Technology -- Lincoln Laboratory, Mathile Family Foundation, Mathile Institute for the Advancement of Human Nutrition, Matthews International, Mayo Clinic, Mazzio's, McDonald's, McDonough District Hospital, McGrath RentCorp, Medco Health Solutions, Medical Mutual of Ohio, Meijer, Memorial Hospital, Memphis Light, Gas & Water, Merchants Insurance Group, Methodist Healthcare, Metro Nashville Public Schools, Metropolitan Nashville Airport Authority, Metropolitan Water Reclamation District, Micro Electronics, Mid-Carolina Electric Cooperative, Midwest Reliability Organization, Military Officers Association of America, Mirant, Mirion Technologies, Mission Hospitals, Mississippi Baptist Health Systems, Missouri Employers' Mutual Insurance, MITRE, Mitsubishi International, Mitsubishi Polycrystalline Silicon America, Molson Coors Brewing, Monarch Life Insurance, Montana Dakota Utility, Montana State Fund, Moog, Moorings Park, Morton's Restaurant Group, Mother Parkers Tea and Coffee, Mountain States Health Alliance, Mountain States Health Alliance -- Norton Community Hospital, MultiCare Health System, Multiplan, Munich American Reassurance, MVP Health Plan, National Futures Association, National Institute for Automotive Service Excellence, National Starch, National Wildlife Federation, Nationwide Mutual Insurance, NCCI Holdings, Neighborhood Health Plan, NeuroMedical Center Surgical Hospital, The, New Hanover Health Network, New Jersey Economic Development Authority, New Mexico State University, New York & Company, New York Community Trust, New York Power Authority, New York Presbyterian Healthcare System, New York State Department of Civil Service, New York State Insurance Fund, NHP Foundation, Nitto Americas (Permacel-Automotive), Nitto Denko America, Noodles & Company, North Broward Hospital District, North Dakota Public Employees' Retirement System, North Texas Tollway Authority, Northeast Georgia Medical Center, Northeast Power Coordinating Council, Northeast Utilities, Northern Indiana Commuter Transportation District, Northern Michigan Hospital, Northside Hospital, Northwestern Mutual Life, Nova Chemicals, Novo Nordisk, NPC -- Pizza Hut, NSI Nursing Solutions, Inc., NTELOS, Nuplex Resins, Nycomed, Ocean Spray Cranberries, O'Charley's, Office Depot, OfficeMax, Ohio Bureau of Workers' Compensation, Ohio Hospital Association, Ohio State University, Olathe Public Schools, Olympic Medical Center, O'Reilly Auto Parts, Orlando Utilities Commission, P.F. Chang's China Bistro, PA State Workers' Insurance Fund, Panda Restaurant Group, Panera Bread, Papa Gino's, Papa John's International, Patheon Pharmaceuticals, Patina Restaurant Group, Penn National Insurance, Penn State Milton S. Hershey Medical Center, Pennsylvania Compensation Rating Bureau, Pension Boards, The - United Church of Christ, Penske Truck Leasing, Peoples Bancorp of North Carolina, Perfetti Van Melle USA, Pernod Ricard SA -- Pernod Ricard USA, PetSmart, PG&E -- Pacific Gas and Electric, Phillips-Van Heusen, Physicians Mutual Insurance, Physicians Plus Insurance, Pier 1 Imports, Pinnacol Assurance, Pioneer Hi-Bred International, PJM Interconnection, Ply Gem Siding Group, Polaris Industries, Pomona Valley Hospital Medical Center, Port of Seattle, WA, Potbelly Sandwich Works, Powersouth, Premera Blue Cross, Premier, Presbyterian Healthcare Services, Prevent Blindness America, Principal Financial Group, Progress Energy, Progressive, Providence Mutual Fire Insurance, PSCH, Public Works Commission of Fayetteville, NC, R.D. Werner, Rabobank Group -- Rabobank, Raising Cane's Restaurants, Ranbaxy Pharmaceuticals, Real Mex Restaurants, Regional Medical Center at Memphis (the MED), Regis, Remy Cointreau USA, Rent-A-Center, Research Foundation CUNY, Restaurants Unlimited, Retail Ventures -- DSW, Rex Healthcare, Rhode Island School of Design, Rhodia, Rice University, Riverside Healthcare, Riverside Public Utilities, Riverside Research Institute, Robinson Memorial Hospital, Rock Bottom Restaurants, Rosalind Franklin University, Rose-Hulman Institute of Technology, Royal Netherlands Embassy, Ruby Tuesday, Rutgers, the State University of New Jersey, Ruth's Chris Steak House, S.D. Warren -- Scott Paper, SABIC Innovative Plastics, SABMiller -- Miller Brewing, Sacramento Municipal Utilities District, Safe Auto Insurance, SAIF, Saint Francis Health System -- Saint Francis Hospital, The Heart Center, Saint Francis Hospital & Medical Center, Saint Luke's Health System, Saint-Gobain, Saks, San Diego County Water Authority, San Francisco Municipal Transportation Agency, San Mateo County Transit District, Sanofi Pasteur, Santa Clara Valley Transportation Authority, Sasol North America, Sazerac, SCF of Arizona, Sears Holdings, Securian, Security Benefit Group of Companies, Security Mutual Life Insurance Company of New York, Segetis, Sentry Insurance, Sepracor, SERC Reliability, Severstal -- Severstal Wheeling, Severstal North America, Sha, Sharp Electronics, Sharp HealthCare, Shopko Stores, ShoreBank, Sierra Southwest Co-Op Services, Sioux Falls School District, Sisters of Charity of Leavenworth Health System, Sisters of Mercy Health System, Sisters of St. Francis Health Services, South Jersey Industries, Southco, Southcoast Health System, Southeastern Pennsylvania Transportation Authority, Southern Company, Southern Minnesota Municipal Power Agency, Southwest Gas, Southwest Power Pool, Southwest Research Institute, Sovereign Bancorp, Spectrum Health, Sports Authority, Sprint Nextel, St. Joe Company, St. Joseph Health System, St. Joseph Health System -- Covenant Health System, St. Joseph Health System -- Orange County, St. Joseph Health System -- Queen of the Valley Hospital, St. Joseph Health System -- Saint Joseph Hospital, St. Joseph Health System -- Saint Mary Medical Center, St. Joseph Health System -- Sonoma County, St. Joseph's Healthcare System, St. Luke's Episcopal Health System, St. Thomas University, Stage Stores, State Accident Fund, State Farm Insurance, State of Arizona, State of Colorado, State of Connecticut, State of Georgia, State of Idaho, State of Illinois, State of Kansas, State of Massachusetts, State of Minnesota Department of Human Services, State of North Carolina, State of Oklahoma, State of Washington, Sterling Chemicals, Stormont - Vail Health Services, Subaru of America, SUEZ Energy -- United Water, Summa Health System, Susan G. Komen Breast Cancer Foundation, Swarovski (D.) -- Swarovski Consumer Goods, T. Rowe Price Group, Taco John's International, Tate & Lyle Americas, Texas A & M University System, Texas Department of Human Services, Texas Health Resources, Texas Mutual Insurance, Texas Roadhouse, Texas Society of Certified Public Accountants, Thomas & King, Timken, TJX, Tommy Hilfiger, Total Petrochemicals USA, Town of Greenwich, CT, Toys R Us, Tredegar, TriMark, Trinity Health -- Saint Agnes Medical Center, Truman Medical Centers, Trustmark Insurance, Tyson Foods, U.S. Fund for UNICEF, Umicore, Unified Government of Wyandotte County/KCK, United Illuminating, United Jewish Communities, United McGill, United Nations, United Regional Health Care System, United Space Alliance, United States Steel, UnitedHealth Group, Unitil, Universal Parks & Resorts -- Orlando, University of Akron, University of Alabama Hospital, University of California, University of Colorado Hospital, University of Dallas, University of Dayton, University of Georgia, University of Kentucky, University of Maryland, University of Minnesota, University of Mississippi, University of North Carolina, University of Tennessee, University of Texas Southwestern Medical Center at Dallas, University of Utah, University of Wisconsin, University System of Georgia, Uno Restaurant Holding, UPMC Health System, UT Southwestern Health Systems, Utah System of Higher Education, Valley Services, Valparaiso University, Vanguard Group, Via Christi Regional Medical Center, Vision Service Plan, Visiting Nurse Health System, Walgreens, Wal-Mart Stores, Warner Chilcott, Washington Hospital, Washington Hospital Center, Washington Metro Area Transit Authority, Watson Pharmaceuticals, Wayne State University, Webcrafters, Webster Financial, Wellmark Blue Cross and Blue Shield, Wellstar Health System, Wendy's / Arby's Group -- Wendy's, Westlake Chemical, Weston Solutions, Whataburger, Wheaton Franciscan Services, White Castle System, Whole Foods Market, Wienerberger -- General Shale Brick, William Grant & Sons, Williams-Sonoma, Willis North America, Winchester Gardens, Winchester Hospital, Winthrop University Hospital, Wisconsin Physicians Service, Workers' Compensation Fund, World Vision, Wuesthoff Health System, Yeshiva University, YMCA Fanwood - Scotch Plains, YMCA Retirement Fund, Yozell Associates, Yum!, Zep, ZF Group -- North American Operations

WWDS 2009/2010 Survey Report on Top Management Compensation:  3M Company, A. O. Smith Corporation, A. Schulman, Inc., AAA, ABB, Inc., Abbott Laboratories, Abercrombie & Fitch Company, ABM Industries, Inc., Accor North America, Activision Blizzard, Inc., The Actors Fund of America, Actuant Corporation, Acuity, Acuity Brands, Inc., ACUMED LLC, Adams Resources & Energy, Inc., Administaff, Inc., Adobe Systems Incorporated, ADTRAN Incorporated, Advance Auto Parts, Advanced Micro Devices, Inc., Adventist Health System, AECOM Technology Corporation, Aegon USA, Aeropostale, Inc., The AES Corporation, Aetna, Inc., Affiliated Computer Services, Inc., Affinia Group, Inc., Affinity Plus Federal Credit Union, AFLAC Incorporated, AGCO Corporation, AgFirst, Agilent Technologies, Inc., AGL Resources, Inc., AgriBank, FCB, Air Products & Chemicals, Inc., Airlines Reporting Corporation, AirTran Holdings, Inc., AK Steel Holding Corporation, Aker Solutions, Alaska Air Group, Inc., Albemarle Corporation, Alcoa, Inc., Alexander & Baldwin, Inc., Alfa Laval, Inc., Allegheny County Sanitary Authority, Allegheny Energy, Inc., Allegheny Technologies Incorporated, Allergan, Inc., Allete, Alliance Data Systems Corporation, Alliance Residential Company, Alliant Energy Corporation, The Allstate Corporation, Alpha Innotech Corporation, Alpha Natural Resources, Inc., ALSAC St. Jude, Altria Group, Inc., Altru Health System, Amazon.com, Inc., Amcore Bank, Ameren Corporation, American Airlines, American Axle & Manufacturing Holdings, Inc., American Cancer Society, Inc., American Commercial Lines, Inc., American Dehydrated Foods, Inc., American Eagle Outfitters, American Electric Power Company, Inc., American Enterprise, American Express Company, American Family Insurance, American Financial Group, American Greetings Corporation, American Red Cross, American Water, Americas Styrenics, AMERIGROUP Corporation, AmeriPride Services, Inc., Ameriprise Financial, Inc., AmerisourceBergen Corporation, Ameristar Casinos, Ames True Temper, AMETEK, Inc., AMETEK, Inc./Advanced Measurement Technology, Inc., Amgen, Inc., Amkor Technology, Inc., Amphenol Corporation, AMR Corporation, Amtrak, Anadarko Petroleum Corporation, Analog Devices, Inc., Anchor Bank North America, Andersen Corporation, The Andersons, Inc., ANH Refractories Company, Anixter International, Inc., AnnTaylor Stores Corporation, The Antioch Company, Aon Corporation, APAC Customer Services, Apache Corporation, Apollo Group, Apple, Inc., Applied Materials, Inc., AptarGroup, Inc., ARAMARK Corporation, Arch Coal, Inc., Archstone, Areva NP, Inc., ARINC, Inc., The Arizona Republic, Arkansas Best Corporation, Armstrong World Industries, Inc., Arrow Electronics, Inc., ArvinMeritor, Inc., Asbury Automotive Group, Inc., ASCAP, Ascent Media Group, Ashland, Inc., Asset Marketing Service, Inc., Assurant Health, Assurant, Inc., Asurion Corporation, AT&T, Inc., Atmos Energy Corporation, Aurora Healthcare, The Auto Club Group, Autodesk, Inc., Autoliv North America, Inc., Automobile Club of Southern California, AutoNation, Inc., AutoZone, Inc., Aveda Corporation, Avery Dennison Corporation, Avis Budget Group, Avista Corporation, Avon Products, Inc., Axsys, B Braun Medical, Inc., Babcock & Wilcox Company, Babson College, Baker Hughes Incorporated, Baldor Electric Company, Ball Corporation, Bank of America Corporation, The Bank of New York Mellon Corporation, Baptist Health, Baptist Health System, Barloworld Handling, Barnes & Noble, Inc., Basler Electric Company, Baxa Corporation, Baxter International, Inc., Baylor College of Medicine, Baylor Health Care System, BB&T Corporation, BE Aerospace, Inc., Beacon Roofing Supply, Inc., BearingPoint, Inc., Beazer Homes USA, Inc., Bechtel Systems & Infrastructure, Inc., Beckman Coulter, Inc., Becton, Dickinson and Company, Behr America, Inc., Belden, Inc., Belk, Inc., Bemis Company, Inc., Bemis Manufacturing Company, Benchmark Electronics, Inc., Berkshire Hathaway, Inc., Berwick Offray LLC, Best Buy Co., Inc., Big Lots, Inc., Biodynamic Research Corporation, Biogen Idec, Inc., Biomet, Bio-Rad Laboratories, Inc., BJ Services Company, BJ's Wholesale Club, The Black & Decker Corporation, BlackRock, Inc., Blockbuster, Inc., Blue Cross & Blue Shield of Nebraska, Blue Cross & Blue Shield of South Carolina, Blue Cross & Blue Shield of Tennessee, Blue Cross Blue Shield of Louisiana, Blue Cross of Idaho Health Service, Inc., Blue Cross of Northeastern Pennsylvania, BlueLinx Holdings, Inc., BMW Manufacturing Corporation, Board of Governors of the Federal Reserve System, Bob Evans Farms, The Boeing Company, Boise Cascade Holdings LLC, Boise, Inc., The Bon-Ton Stores, Inc., Borders Group, Inc., BorgWarner, Inc., Bosch Packaging Services, Boston Scientific Corporation, Boy Scouts of America, Boyd Gaming Corporate, Boys & Girls Clubs of America, Bradley Corporation, Brady Corporation, Briggs & Stratton Corporation, Brightpoint, Inc., The Brink's Company, Bristol Myers Squibb Company, Broadcom Corporation, Broadridge Financial Solutions, Inc., Brookdale Senior Living, Inc., Brown Shoe Company, Inc., Brownells, Inc., Brunswick Corporation, Bryant University, BSSI, Buckeye GP Holdings LP, Bucyrus International, Inc., Buffets, Inc., Building Materials Holding Corporation, Burger King Holdings, Inc., Burlington Northern Santa Fe Corporation, C.H. Robinson Worldwide, Inc., C.R. Bard, Inc., Cabela's Incorporated, Cablevision Systems Corporation, Cabot Corporation, CACI International, Inc., Caelum Research Corporation, Calibre Systems, California Casualty Management Company, California Institute of Technology, California Water Service Company, Calpine Corporation, Calumet Specialty Products Partners LP, Cameron International Corporation, Camoplast, Inc., Campbell Soup Company, Canyon Ranch, Capital One Financial Corporation, Career Education Corporation, Career Service Authority City and County of Denver, CareFirst BlueCross BlueShield, Carle Clinic Association, Carlisle Companies, Inc., Carlson Companies, Inc., CarMax, Carpenter Technology Corporation, Carter, Casino Arizona, Catalyst Health Solutions, Inc., Caterpillar, Inc., CB Richard Ellis, CBS Corporation, CC Media Holdings, Inc., CDM, Celanese Corporation, Celgene Corporation, Cell Therapeutics, Inc., CEMEX, Inc., Centene Corporation, CenterPoint Energy, Inc., Century Aluminum Company, Century Tel, Inc., Cenveo, Inc., Cephalon, Inc., CF Industries Holdings, Inc., The Charles Schwab Corporation, Chemtreat, Inc., Chenega Corporation, Chesapeake Energy Corporation, Chevron Corporation, Chicago Transit Authority, Chico's FAS, Inc., Children's Healthcare Atlanta, Children's Home Society, Chiquita Brands International, Inc., Choice Hotels International, CHS, Inc., The Chubb Corporation, Chumash Employee Resource Center, Church & Dwight Co., Inc., Church of Jesus Christ of Latter-Day Saints, CIGNA Corporation, Cimarex Energy Company, Cincinnati Financial Corporation, Cinemark Holdings, Inc., CIT Group, Inc., Citationshares, Citigroup, Inc., City of Austin, City of Charlotte, City of Columbus, City of Garland, City of Houston, City of Philadelphia, Clarian Health Partners, Cleco Corporation, Cliffs Natural Resources, Inc., The Clorox Company, ClubCorp, Inc., CME Group, Inc., CMS Energy Corporation, CNL Financial Group, Coca-Cola Bottling Company Consolidated, The Coca-Cola Company, Coca-Cola Enterprises, Inc., Cognizant Technology Solutions Corporation, Colgate-Palmolive Company, Collective Brands, Inc., The Colman Group, Inc., Colonial Bank, Colorado Springs Utilities, Colsa Corporation, Columbia Sportswear Company, Columbus Foods LLC, Comcast Corporation, Comerica Incorporated, Commercial Metals Company, CommScope, Inc., Community Health Network, Community Health Systems, The Community Preservation Corporation, Compass Group, North America Division, Complete Production Services, Inc., Computer Sciences Corporation, Computer Task Group, ConocoPhillips, Conseco, Inc., CONSOL Energy, Inc., Consolidated Edison, Inc., Constellation Energy Group, Inc., Continental Airlines, Inc., Convenience Food Systems, Inc., Convergys Corporation, Con-way, Inc., Cooper Standard Automotive, Cooper Tire & Rubber Company, Core Laboratories, Core-Mark Holding Company, Inc., Corn Products International, Inc., Cornell University, Corning Incorporated, Correctional Medical Services, Corrections Corporation of America, Costco Wholesale Corporation, Country Insurance & Financial, The Country Vintner, Covance, Inc., Coventry Health Care, Inc., Cox Enterprises, Inc., Cox Target Media Valpak, CPS Energy, Cracker Barrel Old Country Store, Inc., Crane Company, Cree, Inc., Croda, Inc., Crosstex Energy, Inc., Crown Castle International Corporation, Crown Cork & Seal, CSX Corporation, Cummins, Inc., CUNA Mutual Group, Curtiss-Wright Corporation, CVR Energy, Inc., CVS Caremark, Cypress Semiconductor Corporation, Cytec Industries, Inc., D & E Communications, Inc., D.R. Horton, Inc., Daimler Financial Services, Dakota Electric Association, Dallas County, Dal-Tile, Inc., Dana Holding Corporation, Danaher Corporation, Data Center, Inc., DaVita, Inc., Dean Foods, Deckers Outdoor Corporation, The Decurion Corporation, Deere & Company, Dekalb Regional Healthcare Systems, Del Monte Fresh Produce Company, Delorme Publishing, Delphi Corporation, Delta Air Lines, Inc., Denso International America, Denso Manufacturing Michigan, Inc., DENTSPLY International, Inc., DePaul University, Devon Energy Corporation, DeVry University, DFW International Airport, Dick's Sporting Goods, Dickstein Shapiro LLP, Diebold Incorporated, Dillard's, Inc., Direct Financial Solutions, Inc., The DIRECTV Group, Inc., Discover Financial Services, Discovery Communications, Inc., DISH Network Corporation, Doherty Employer Services, Dole Food Company, Inc., Dollar General Corporation, Dominion Resources, Inc., Donaldson Company, Inc., Dover Corporation, The Dow Chemical Company, Dr. Pepper Snapple Group, Inc., Dresser-Rand Group, Inc., DSC Logistics, DST Systems, Inc., DTE Energy, Duane Reade Holdings, Inc., Duke Energy Corporation, Duke Realty Corporation, Duke University & Health System, The Dun & Bradstreet Corporation, DuPont, Dynegy, Inc., DynMcDermott, E J Brooks Company, E*TRADE Financial Corporation, The E.W. Scripps Company, Eagle Rock Energy Partners LP, Early Warning Services, Eastman Chemical Company, Eastman Kodak Company, Eaton Corporation, eBay, Ecolab, Inc., Edison International, Edison Mission Energy, Education Management Corporation, Edward Jones & Company, Edwards Lifesciences, EG&G - Defense Materials, EG&G Services, El Paso Corporation, Element K, Eli Lilly & Company, Elizabeth Arden, Inc., EMC Corporation, EMCOR Group, Inc., Emerson Climate Technologies/Copeland, Emerson Electric, Enbridge Energy Partners LP, Energizer Holdings, Inc., Energy Future Holdings Corporation, Energy Transfer Equity LP, Ensco International Incorporated, Entergy Corporation, Enterprise GP Holdings LP, Entertainment Publications, EOG Resources, Inc., EON US LLC, Equifax, Inc., Equity Residential, Erie Insurance Group, ESCO Corporation, ESCO Technologies, The Estee Lauder Companies, Inc., Esterline Technologies Corporation, Etnyre International, Ltd., Europ Assistance USA, Evraz Oregon Steel Mills, Exel, Inc., Exelon Corporation, Exempla Health Care, Inc., Exide Technologies, Expedia, Inc., Expeditors International of Washington, Experian, Express Scripts, Inc., Extendicare Health Services, Exterran Holdings, Inc., Exxon Mobil Corporation, FAIR Plan Insurance Placement Facility of Pennsylvania, Family Dollar Stores, Inc., Farmland Foods, Inc., Fastenal Company, FCI USA, Inc., Federal Home Loan Bank of Atlanta, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Boston, Federal Reserve Bank of Cleveland, Federal Reserve Bank of Dallas, Federal Reserve Bank of Kansas City, Federal Reserve Bank of Minneapolis, Federal Reserve Bank of Philadelphia, Federal Reserve Bank of San Francisco, Federal Reserve Bank of St. Louis, FedEx Express, FedEx Ground, FedEx Office, Fender Musical Instruments, Ferguson Enterprises, Fermi National Accelerator Laboratory, FerrellGas, Inc., Ferro Corporation, Fidelity National Financial, Inc., Fidelity National Information Services, Fifth Third Bancorp, The First American Corporation, First American Corporation, First Bank, First Citizens Bank, First Data Corporation, First Horizon National Corporation, First Interstate BancSystem, First Place Bank, First Priority, First Solar, Inc., FirstEnergy Corporation, Fiserv, Inc., Fleetwood Group, Flexcon Company, Inc., Flexible Steel Lacing Company, Florida's Blood Centers, Inc., Flowers Foods, Inc., Flowserve Corporation, Fluor Corporation, FMC Corporation, FMC Technologies, Inc., Foot Locker, Inc., Ford Motor Company, Fort Worth Independent School District, Fortune Brands, Foseco Metallurgical, Inc., Fox Chase Cancer Center, FPL Group, Inc., Franklin Resources, Inc., Franklin W Olin College Engineering, Freeman Companies, Freeport-McMoRan Copper & Gold, Inc., Freescale Semiconductor, Inc., Fremont Group, Froedtert & Community Health, Frontier Communications Corporation, Frontier Oil Corporation, Furniture Brands International, Inc., G&K Services, G. Loomis, Inc., Gannett Co., Inc., The Gap, Inc., Gardner Denver, Inc., Garmin International, Gaylord Entertainment, General Cable Corporation, General Dynamics Corporation, General Dynamics Information Technology, General Growth Properties, Inc., General Motors Corporation, Genuine Parts Company, Genworth Financial, Inc., Genzyme Corporation, Georg Fischer Signet LLC, Georgia Gulf Corporation, Georgia Institute of Technology, Georgia System Operations Corporation, Gerdau Ameristeel, Gilead Sciences, Inc., Global Partners LP, Godiva, Inc., Gold Eagle Company, Goldman Sachs Group, Inc., Goodrich Corporation, The Goodyear Tire & Rubber Company, Google, Inc., Government Employees Health Association, Inc., Graco, Inc., Graham Packaging, Grande Cheese Company, Grange Mutual Insurance Companies, Granite Construction, Inc., Graybar Electric Company, Inc., Great Plains Energy Incorporated, Greatwide Truckload Management, Greif, Inc., Greyhound Lines, Inc., Group 1 Automotive, Inc., GuideStone Financial Resources, Gulfstream Aerospace Corporation, H Lee Moffitt Cancer Center & Research Institute, Halliburton Company, Hanesbrands, Inc., Hannaford Bros. Company, The Hanover Insurance Group, Inc., Hapag-Lloyd (America), Inc., Harley Davidson Motor Company, Harman International Industries, Inc., Harrah's Entertainment, Harris County Hospital District, Harsco Corporation, Hartford Financial Services, Harvard Vanguard Medical Association, Harvey Industries, Hasbro, Inc., Hastings Mutual Insurance Company, Hawaiian Electric Industries, Inc., Haynes International, Inc., Hazelden Foundation, HCA, Inc., HCC Insurance Holdings, Inc., HD Supply, Health Management Associates, Inc., Health Net, Health Partners, HealthNow New York, HealthSouth Corporation, HealthSpring, Inc., HealthTrans, H-E-B, Helix Energy Solutions Group, Inc., Helmerich & Payne, Inc., Hendrick Medical Center, Hendrickson International, Henry Ford Health System, Henry Schein, Inc., Herman Miller, Inc., The Hershey Company, The Hertz Corporation, Hess Corporation, Hewitt Associates, Inc., Hewlett-Packard Company, Hexion Specialty Chemicals, Inc., Highlights for Children, Inc., Highmark, Inc., HighMount Exploration & Production LLC, Hill Phoenix, Hill-Rom Holdings, Inc., Hilti, Inc., Hilton Hotels Corporation (Promus Hotels), Hines Interests, Hitachi, HNI Corporation, HNTB Corporation, Holden Industries, Inc., Holly Corporation, The Home Depot, Inc., Home Shopping Network, Honeywell International, Inc., Hormel Foods Corporation, Hospira, Inc., Host Hotels & Resorts, Inc., Hovnanian Enterprises, Inc., Hub Group, Inc., Hubbard Feeds, Inc., Hubbell Incorporated, Hudson City Bancorp, Inc., Humana, Inc., Hunter Douglas, Inc., Hunter Industries, Huntington Bancshares Incorporated, Huntsman Corporation, Huron Consulting Group, Hutchinson Technology, Inc., Hyatt Hotels Corporation, Hyundai Motor America, IAC/InterActiveCorp, Iasis Healthcare Corporation, IBA USA, Inc., Icahn Enterprises LP, IDT Corporation, Illinois Tool Works, Inc., Imation Corporation, Imerys, IMS Health, Inc., Indianapolis Power & Light Company, Inergy Holdings LP, Information Management Service, Ingersoll Rand, Ingles Markets, Incorporated, Ingram Industries, Inc., Ingram Micro, Inc., Inmar, Inc., Inolex Chemical Company, INOVA Health Systems, In-Sink-Erator, Institute of Nuclear Power Operations, Integrys Energy Group, Inc., Intel Corporation, Interactive Brokers Group, Inc., International Assets Holding Corporation, International Business Machines Corporation, International Flavors & Fragrances, Inc., International Game Technology, International Paper Company, Interpublic Group of Companies, Inc., Intertape Polymer Group, Intuit, Inc., Invacare Corporation, Invensys Controls, Iron Mountain Incorporated, The Irvine Company, Isuzu Motors America, Inc., Ithaca College, Itochu International, Inc., Itron, Inc., ITT Corporation, ITT Industries Advanced Engineering & Sciences, ITT Systems Division, J J Keller & Associates, Inc., J R Simplot Company, J.B. Hunt Transport Services, Inc., J.C. Penney Company, Inc., Jabil, Jack in the Box, Inc., Jacobs Engineering Group, Inc., Jacobs Technology, Inc., Jarden Consumer Solutions, Jarden Corporation, Jefferson Science Associates, Jefferson Wells International, Jet Blue Airways, JM Family Enterprises, Jo-Ann Stores, Inc., John Crane, Inc., John Wiley & Sons, Inc., Johns Hopkins Medical Services, Johnson & Johnson, Johnson Controls, Inc., Johnson Financial Group, JohnsonDiversey, Inc., Jones Apparel Group, Inc., Jones Lang LaSalle, Joy Global, Inc., JPMorgan Chase & Co., Judicial Council of California, Juniper Networks, Inc., Kalsec, Inc., Kansas City Southern, Kansas Farm Bureau, KAR Holdings, Inc., KB Home, KBR, Inc., Keihin Indiana Precision Technology, Kellogg Company, Kelly Services, Inc., Kewaunee Scientific Corporation, Key Energy Services, Inc., KeyCorp, Keystone Automotive Industries, Keystone Foods Corporation, Kimberly-Clark Corporation, Kindred Healthcare, Inc., Kinetic Concepts, Inc., Kingston Technology, KLA-Tencor Corporation, Knight, Inc., Kohl's Corporation, Kraft Foods, Inc., The Kroger Company, Kruger International, Kyocera America, Inc., L L Bean, Inc., L-3 Communications Holdings, Inc., Lab Volt Systems, Laboratory Corporation of America Holdings, The Laclede Group, Inc., Lake Federal Bank, Lam Research Corporation, Lancaster General Hospital, Land O'Lakes, Inc., Landstar System, Inc., Lansing Board of Water & Light, Las Vegas Sands Corporation, La-Z-Boy Chair Company, Leap Wireless International, Inc., Lear Corporation, Leggett & Platt, Inc., Lender Processing Services, Inc., Lennar Corporation, Lennox International, Inc., Level 3 Communications, Inc., Levi Strauss & Company, Lexmark International, Inc., LG Electronics USA, Inc., Liberty Global, Inc., Liberty Media Corporation (Interactive), LifeMasters Supported SelfCare, Inc., LifePoint Hospitals, Inc., Lighthouse Computer Services, Limited Brands, Lincoln Electric Holdings, Inc., Lincoln National Corporation, Lithia Motors, Inc., Little Lady Foods, Liz Claiborne, Inc., LKQ Corporation, Lockheed Martin Corporation, Lockton Companies, Loews Corporation, Lowe's Companies, Inc., Lower Colorado River Authority, Lozier Corporation, LSG Sky Chefs, LSI Corporation, Lubrizol Corporation, Luck Stone Corporation, Luther Midelfort-Mayo Health System, Lutron Electronics, Luxottica Retail, M&T Bank Corporation, Macy's, Inc., Maersk, Inc., Magellan Health Services, Mahr Federal, Inc., Malco Products, Inc., Manitowoc Company, Inc., Mannington Mills, Inc., Manpower International, Inc., Manpower, Inc., ManTech International Corporation, Marathon Oil Corporation, Maricopa County Office of Management & Budget, Maricopa Integrated Health System, The Mark Travel Corporation, Markel Corporation, Market Planning Solutions, Inc., Marriott International, Inc., Mars North America, Marsh & McLennan Companies, Inc., Marshall & Ilsley Corporation, Marshfield Clinic, MARTA, Martin Marietta Materials, Inc., Mary Kay, Inc., Masco Corporation, Massey Energy Company, MasterCard Incorporated, Mattel, Inc., Maui Jim, Inc., Maxim Integrated Products, Inc., Mayo Clinic, The McClatchy Company, McCormick & Company, Incorporated, McDonald's Corporation, MCG Health, Inc., The McGraw-Hill Companies, Inc., McKesson Medical-Surgical, MD Anderson Cancer Center, MDU Resources Group, Inc., MeadWestvaco Corporation, Medco Health Solutions, Inc., Media General, Inc., Meeting Consultants, Inc., MEMC Electronic Materials, Inc., Mercantile Commerce Bank, Mercer University, Merck & Co., Inc., Mercury General Corporation, Merit Medical Systems, MeritCare Health System, Merrill Corporation, Metals USA, Inc., Metavante, The Methodist Health Care Corporation, MetroPCS Communications, Inc., Metropolitan Life Insurance Company, Metropolitan Transit Authority, Mettler-Toledo International, Inc., MFS Investment Management, MGIC Investment Corporation, Miami Children's Hospital, Michael Baker Corporation, Michael Foods, Inc., Michaels Stores, Inc., Micron Technology, Inc., MidAmerican Energy Company, Midwest Research Institute, Mike Albert Leasing, Inc., Millennium Inorganic Chemicals, MillerCoors, Minco Products, Inc., Mine Safety Appliances Company, Miniature Precision Components, Inc., Minntech Corporation, Mirant Corporation, Missouri Department of Conservation, Missouri Department of Transportation, Mitsubishi International Corporation, Mitsui & Company USA, Inc., MMS Consultants, Inc., Mohawk Industries, Mohegan Sun Casino, Molex, Inc., Molina Healthcare, Inc., Molson Coors Brewing Company, Moneris Solutions Corporation, Monsanto Company, Moody's Corporation, Moog, Inc., Morgan Stanley, Motorola, Inc., MPS Group, Inc., MSC Industrial Direct, MTA Long Island Bus, MTD Products, Inc., MTS Systems Corporation, Mueller Industries, Inc., Mueller Water Products, Inc., Murphy Oil Corporation, Mutual of Enumclaw Insurance Company, Mutual of Omaha, Mylan, Inc., NACCO Industries, Inc., Nalco Company, NASDAQ OMX Group, Inc., Nash-Finch Company, National Academies, National Fuel Gas Company, National Futures Association, National Interstate Insurance Company, National Radio Astronomy Observatory, National Safety Council, National Tobacco Company, National-Oilwell Varco, Inc., Nature's Sunshine Products, Inc., Navistar International Corporation, Navy Exchange Service Command, NBTY, Inc., NCCI Holdings, Inc., NCI Building Systems, Inc., NCMIC Group, Inc., NCR Corporation, Nebraska Public Power District, NetApp, Inc., New Hanover Regional Medical Center, New Jersey Resources Corporation, New York Hotel Trades Council, The New York Times Company, Newell Rubbermaid, Inc., Newfield Exploration Company, Newmont Mining Corporation, NewPage Holding Corporation, Nicor Gas, Nicor, Inc., NII Holdings, Inc., NiSource, Inc., Nissan North America, Nissin Foods (USA) Co., Inc., NJM Insurance Group, Noble Energy, Inc., Norcal Waste Systems, Inc., Nordson Corporation, Nordstrom, Nordstrom, Inc., Norfolk Southern Corporation, North American Hoganas, North Texas Tollway Authority, Northeast Utilities System, Northern Trust Corporation, Northrop Grumman Corporation, Northwestern Mutual Life Insurance, Norton Health Care, NRUCFC, NSK Corporation, NSTAR, NTK Holdings, Inc., Nucor Corporation, NuStar Energy LP, NV Energy, Inc., NVIDIA Corporation, NVR, Inc., NYSE Euronext, O'Reilly Automotive, Inc., Occidental Petroleum Corporation, Oceaneering International, Office Depot, Inc., OfficeMax, OGE Energy Corporation, Ohio Public Employees Retirement System, Ohio State University, Ohio State University Medical Center, Oil States International, Inc., Oil-Dri Corporation of America, Old Dominion Electric Cooperative, Old Republic International Corporation, Olin Corporation, OM Group, Inc., Omnicare, Inc., Omnicom Group, Inc., ON Semiconductor Corporation, Oncology Nursing Society, Oncor Electric Delivery, ONEOK, Inc., Orbital Science Corporation, Oregon State Lottery, Oriental Trading Company, OSG Tap & Die, Inc., Oshkosh Corporation, Owens & Minor, Inc., Owens Corning, Owens-Illinois, Inc., Oxford Industries, PACCAR, Inc., Pacer International, Inc., Packaging Corporation of America, Pactiv Corporation, Pall Corporation, The Pampered Chef, Panduit Corporation, Panera LLC, The Pantry, Inc., Papa John's International, Patterson Companies, Inc., Patterson-UTI Energy, Inc., Paychex, PBS, PC Connection, Inc., Peabody Energy Corporation, Penn National Gaming, Inc., Penn State Hershey Medical Center, Penske Automotive Group, Inc., Pentair, Inc., The Pep Boys - Manny, Moe & Jack, Pepco Holdings, Inc., The Pepsi Bottling Group, Inc., PepsiAmericas, Inc., PepsiCo, Inc., Perini Corporation, PerkinElmer, Inc., Perot System, Perrigo Company, PetSmart, Inc., Pfizer, Inc., PG&E Corporation, PGT Industries, Phacil, Inc., Pharmavite LLC, PharMerica Corporation, PHH Arval, PHH Corporation, PHI, Inc., Philip Morris International, Inc., Phillips-Van Heusen Corporation, The Phoenix Companies, Inc., Piedmont Natural Gas Company, Inc., Pinnacle West Capital Corporation, Pioneer Electronics (USA), Inc., Pioneer Natural Resources, Pitney Bowes, Plains All American Pipeline LP, Plains Exploration & Production Company, The Planet Internet Services, Plexus Corporation, Plymouth Tube, PM Company, The PNC Financial Services Group, Inc., PNM Resources, Inc., Polaris Industries, Inc., PolyOne Corporation, Pool Corporation, Popular, Inc., Port of Portland, Portland General Electric Company, PPG Industries, Inc., PPL Corporation, Praxair, Inc., Preformed Line Products Company, Premera Blue Cross, Premier, Inc., Price Chopper/Golub Corporation, priceline.com Incorporated, Pride International, Inc., Prince William Health System, Principal Financial Group, Inc., Pro Staff, Probuild Holdings, Inc., Progress Energy, Inc., The Progressive Corporation, Project Management Institute, ProLogis, Protective Life Corporation, Prudential Financial, Inc., Psychiatric Solutions, Inc., Public Service Enterprise Group, Inc., Public Storage, Public Utility District #1 of Chelan County, Publix Super Markets, Inc., Puget Energy, Inc., Pulte Homes, Inc., QBE Regional Insurance, Qdoba Restaurant Corporation, QTI Human Resources, Qualcomm, Inc., Quality Bicycle Products, Quanta Services, Inc., Quest Diagnostics, Inc., Questar Corporation, Quiksilver, Inc., Quorum Health Resources, Qwest Communications International, Inc., R H Donnelly, R L I Insurance Company, R L Polk & Company, Rackspace, Radian Group, Inc., Radio One, Radio Shack Corporation, Ralcorp Holdings, Inc., The Raymond Corporation, Raymond James Financial, Inc., Raytheon Company, Reading Hospital & Medical Center, Realogy Corporation, Regal Entertainment Group, Regal-Beloit Corporation, The Regence Group, Regency Centers Corporation, Regions Financial Corporation, Reliance Steel & Aluminum, Reliant Energy, Remington Arms Company, Inc., Remy International, Inc., Renaissance Learning, Inc., Rent-A-Center, Inc., Republic Services, Inc., Rewards Network, Rexel, Inc., Reynolds American, Inc., RiceTec, Inc., Rich Products Corporation, Richco, Ricoh Electronics, Inc., Rite-Hite Corporation, Rite Aid Corporation, Robert Half International, Inc., Roche Diagnostics, Rock-Tenn Company, Rockwell Automation, Rockwell Collins, Inc., Rockwood Holdings, Inc., Rollins, Inc., Roper Industries, Roper Industries, Inc., Ross Stores, Inc., Roundy's, Inc., Rowan Companies, Inc., RR Donnelley & Sons Company, RSC Holdings, Inc., Ruddick Corporation, Rutgers University, Ryder System, Inc., The Ryland Group, Inc., S&C Electric Company, SAC Federal Credit Union, Safeway, Inc., Safilo USA, Sage Software, SAIC, Inc., Saint Vincent Catholic Medical Centers, Saks Incorporated, Sakura Finetek USA, Inc., Salk Institute, Sally Beauty Company, Salt River Project, Samuel Roberts Noble Foundation, San Antonio Water System, San Manuel Band of Mission Indians, Sanderson Farms, Inc., SanDisk Corporation, Sandoz, Inc., Sanmina-SCI Corporation, Sargent Fletcher, Inc., SAS Institute, Inc., Sauer-Danfoss, Inc., Savannah River Nuclear Solutions LLC, SavaSeniorCare Administrative Services, SCANA Corporation, ScanSource, Inc., Schaumburg Township District Library, Schering-Plough Corporation, Schneider Electric, Schnitzer Steel Industries, Inc., Schreiber Foods, Inc., Schwan Food Company, Scottrade, Inc., The Scotts Miracle-Gro Company, Seaboard Corporation, Sealed Air Corporation, Sealy, Inc., Sears Holdings Corporation, Seco Tools, Inc., Securitas Security Services USA, Securus Technologies, Inc., Self Regional Healthcare, SEMCO Energy, Sempra Energy, Senco Products, Inc., Sentara Healthcare, Sentry Group, Serco, Inc., Service Corporation International, The ServiceMaster Company, Seventh Generation, Shands HealthCare, Sharp Electronics Corporation, The Shaw Group, Inc., Sherwin-Williams Company, Sigma Aldrich, Silgan Holdings, Inc., Simon Property Group, Inc., Simpson Housing LLLP, Sirius Computer Solutions, Ltd., SJE-Rhombus, SkyWest, Inc., SLM Corporation, Smith International, Inc., SMSC Gaming Enterprise, Smurfit-Stone Container Corporation, Snap-on Incorporated, Solo Cup Company, Solutia, Inc., Somerset Medical Center, Sonic Automotive, Inc., Sonoco Products Company, South Jersey Gas Company, Southeastern Freight Lines, The Southern Company, Southern Farm Bureau Life Insurance, Southern Poverty Law Center, Southern Union Company, Southwest Airlines Company, Southwest Gas Corporation, Southwestern Energy Company, Sovereign Bank, Space Telescope Science Institute, Sparrow Health System, Spectra Energy Corporation, Spectrum Brands, Inc., Spectrum Health - Downtown, Spherion Corporation, Springs Global US, Inc., Springs Window Fashions Division, Sprint Nextel Corporation, SPX Corporation, SRA International, Inc., St. Cloud Hospital, St. Jude Medical, Inc., St. Louis County Government, St. Mary's at Amsterdam, Stamats Communications, Inc., Stampin' Up!, StanCorp Financial Group, Inc., Standard Aero Limited, Standard Motor Products, Inc., Standard Pacific Homes, The Stanley Works, Staples, Inc., Starbucks Corporation, Starwood Hotels & Resorts Worldwide, Inc., State Corporation Commission, State Employee Credit Union, State of Minnesota, State Personnel Administration, State Street Corporation, Stater Bros. Holdings, Inc., Steel Dynamics, Inc., Steelcase, Inc., Stepan Company, Stericycle, Inc., Sterilite Corporation, STERIS, Sterling Bank, Stinger Ghaffarian Technologies, Stonyfield Farm, Inc., Storck USA LP, Structural Associates, Inc., Stryker Corporation, Subaru of Indiana Automotive, Inc., Sulzer Pumps US, Inc., Sun Healthcare Group, Inc., Sundt Companies, SunGard Data Systems, Inc., Sunoco, Inc., Sunrise Senior Living, Inc., SunTrust Banks, Inc., Superior Energy Services, Inc., SUPERVALU, Inc., SureWest Communications Company, Susser Holdings Corporation, Sykes Enterprises, SYNNEX Corporation, Synovate, Synovus Financial Corporation, Synthes, SYSCO Corporation, Systemax, Inc., T. Rowe Price Group, Inc., Targa Resources, Inc., Target Corporation, Tastefully Simple, The Taubman Company, Taylor Corporation, TD Ameritrade Holding Corporation, TDS Telecom Corporation, Tech Data Corporation, TECO Energy, Inc., Tecolote Research, Inc., Tele-Consultants, Inc., Teledyne Technologies Incorporated, Teleflex, Telephone & Data Systems, Inc., Teletech, Tellabs, Inc., Temple-Inland, Inc., Tenet Healthcare Corporation, Tenneco, Inc., Teradata Corporation, Terex Corporation, Tesoro Corporation, Texas County & District Retirement System, Texas Industries, Inc., Texas Instruments Incorporated, Textron, Inc., Thermo Fisher Scientific, Inc., Thomas & Betts Corporation, Thomas Jefferson University Hospital, Thomson, Inc., Thor Industries, Inc., Tiffany & Company, Time Warner Cable, Time Warner, Inc., TIMET, The Timken Company, TJX Companies, Inc., Toll Brothers, Inc., Torchmark Corporation, The Toro Company, Total Mechanical, Inc., Toys R Us, Inc., Tractor Supply Company, TransUnion, Travel Guard - AIG, TravelCenters of America LLC, The Travelers Companies, Inc., Travis County, Treasure Island Resort & Casino, Tredegar Industries, Inc., Tribune Company, Tri-Met, Trinity Consultants, Inc., Trinity Industries, Inc., Triwest Healthcare Alliance, True Value Company, TRW Automotive Holdings Corporation, TSYS, Tufts Health Plan, Tupperware Corporation, Turner Broadcasting System, Inc., Tyco Electronics, Tyson Foods, Inc., U.S. Bancorp, UAL Corporation, UGI Corporation, UMB Bank NA, UMDNJ-University of Medicine & Dentistry, Underwriters Laboratories, Inc., Unified Grocers, Inc., Union Pacific Corporation, Unisys Corporation, United HealthCare Group, United Natural Foods, Inc., United Refining Company, United Rentals, Inc., United Stationers, Inc., United Technologies Corporation, UnitedHealth Group, Inc., Unitrin, Inc., Universal American Corporation, Universal Forest Products, Inc., Universal Health Services, Inc., Universal Orlando, University Health System, University of Akron, University of Alabama at Birmingham, University of California at Berkeley, University of Chicago, University of Georgia, University of Kansas Hospital, University of Louisville, University of Michigan, University of Minnesota, University of Nebraska-Lincoln, University of Notre Dame, University of Rochester, University of St. Thomas, University of Texas at Austin, University of Texas Southwestern Medical Center, University of Virginia, University of Wisconsin Medical Foundation, University Physicians, Inc., Univision Communications, Inc., Unum Group, UPS, Urban Outfitters, Inc., URS Corporation, US Airways Group, Inc., US Foodservices, US Steel Corporation, USAA, USG Corporation, Utah Retirement Systems, Utah Transit Authority, Utica National Insurance, V S E Corporation, Vail Resorts, Inc., Valassis Communications, Inc., Valero Energy Corporation, VALHI, Inc., Valmont Industries, Inc., Van Andel Institute, Vangent, Inc., Varian Medical Systems, Inc., Vectren Corporation, Venetian Resort-Hotel-Casino, Ventura Foods LLC, Venturedyne, Ltd., Verde Realty, Verizon Communications, Inc., Verso Paper Corporation, Vesuvius USA, VF Corporation, Via Christi Regional Medical Center, Viacom, Inc., Viad Corporation, Viant Health Payment Solutions, Viasystems Group, Inc., Viejas Enterprise, Virgin Media, Inc., Visa, Inc., Vishay Intertechnology, Visteon Corporation, Volt Information Sciences, Inc., Volvo Group North America, Vornado Realty Trust, Vought Aircraft Industries, Inc., Vulcan Materials Company, VWR International, W C Bradley Company, W R Grace & Company, W W Grainger, Inc., W.R. Berkley Corporation, WABCO Holdings, Inc., Wackenhut Services, Inc., Wake County Government, Waldrop, Inc., Walgreen Company, Wal-Mart Stores, Inc., The Walt Disney Company, The Warnaco Group, Inc., Warner Music Group Corporation, The Washington Post Company, Washington University in St. Louis, Waste Management, Inc., Watson Pharmaceuticals, Inc., Wayne Memorial Hospital, Weir Slurry Group, Weis Markets, Inc., Wellcare Health Plans, Wellmark BlueCross BlueShield, WellPoint, Inc., Wells Fargo & Company, Wells' Dairy, Inc., Wendy's/Arby's Group, Inc., Werner Company, Werner Enterprises, Inc., WESCO International, Inc., West Bend Mutual Insurance Company, West Penn Allegheny Health System, West Virginia University Hospitals, Westar Energy, Inc., Western Refining, Inc., Western Southern Financial Group, Western Textile Companies, Western Union Company, Westlake Chemical Corporation, Weston Solutions, Inc., Weyerhaeuser Company, WGL Holdings, Inc., Wheaton Franciscan Healthcare, Whirlpool Corporation, Whole Foods Market, Inc., The Wilder Foundation, William Rainey Harper College, Williams Companies, Inc., Williams-Sonoma, Wilmer Hale, Windstream Communications, Winn-Dixie Stores, Inc., Winpak Portion Packaging, Ltd., Wisconsin Energy Corporation, WMS, World Fuel Services Corporation, World Vision International, World Vision United States, Worley Parsons, The Wornick Company, Worthington Industries, Wyle Laboratories, Wyndham Worldwide Corporation, Wynn Resorts, Limited, Xcel Energy, Inc., Xerox Corporation, XTO Energy, Inc., Yahoo!, Inc., Yale University, Yamaha Motor Corporation USA, Yankee Candle Company, YKK Corporation of America, YRC Worldwide, Inc., YSI, Yum! Brands, Inc., Zale Corporation, Zappos.com, Zebra Technologies Corporation, Zimmer Holdings, Inc., Zions Bancorporation, Zurich North America

Mercer 2009 U.S. Benchmark Database - Executive:  1-800 CONTACTS, Inc., 7-Eleven, Inc., 99 Cents Only Stores, A & E Television Networks, AAA National Office, AAF International, Abbott Laboratories, ABM Industries, Inc., ABM Industries, Inc. - ABM Facility Services Company, ABM Industries, Inc. - ABM Janitorial Services, Inc., Abrazo Health Care, Abt Associates Inc., Accor North America, Inc., ACE Limited - ACE USA, ACH Food Companies, ACUITY, Aditya Birla Minacs, Administaff, ADTRAN, Inc., Advance Auto Parts, Advocate Healthcare, AEGON USA - Commonwealth General, AEGON USA - Life Investors Insurance, Aeronix, Inc., AET Inc. Ltd., Aetna, Inc., AFLAC Incorporated, AGL Resources, AGL Resources - Sequent Energy Management, Agnesian HealthCare, AIPSO, Air Frame Manufacturing & Supply Company, Inc., Airlines Reporting Corporation, Akzo Nobel, Inc., Alcoa, Inc., Alex Lee, Inc., Allegheny General Hospital, Alle-Kiski Medical Center, ALLETE, Inc., Alliance Data Systems, Alliance Data Systems - Epsilon, Alliance Data Systems - Retail, Alliant Energy, Alliant Techsystems, Allina Health System, ALSAC/St. Jude Children's Research Hospital, Alstom Power US, Alstom Power US - Air Preheater, Alstom Power US - Alstom Transport, Alstom Power US - APComPower, Alstom Power US - Boiler North America, Alstom Power US - Boiler Retrofit Engineering, Alstom Power US - Boiler Retrofit Manufacturing, Alstom Power US - Boiler Service - North, Alstom Power US - Boiler Service - South, Alstom Power US - Environmental Control Systems, Alstom Power US - Heat Recovery Steam Generation, Alstom Power US - ITC, Alstom Power US - PSM, Alstom Power US - PSP, Alstom Power US - SIGMA Energy Services, Alstom Power US - Turbo Machinery Group, Alticor, Inc., Amcor PET Packaging, Inc., Amcor PET Packaging, Inc. - Americas, AMEC Americas, Ameren Corporation, American Cancer Society, American Capital Strategies, American Century Investments, American Century Investments - CA, American College of Emergency Physicians, American Enterprise Group Inc., American Express, American Family Insurance, American Heart Association, American Institute of Physics, American International Group, Inc., American Medical Association, American Power Conversion Corporation, American Red Cross, Louisville Area Chapter, American University, AmeriGas Propane, Inc., AMERIGROUP Corporation, AmeriPride Services Inc., Ameriprise Financial, AmerisourceBergen Corporation, AmerisourceBergen Corporation - Specialty Group, Ameristar Casinos, Inc., Ameristar Casinos, Inc. - Ameristar Casino Black Hawk, Ameristar Casinos, Inc. - Ameristar Casino Council Bluffs, Ameristar Casinos, Inc. - Ameristar Casino Kansas City, Ameristar Casinos, Inc. - Ameristar Casino St. Charles, Ameristar Casinos, Inc. - Ameristar Casino Vicksburg, Ameristar Casinos, Inc. - Cactus Petes, Ameristar Casinos, Inc. - Resorts East Chicago, Amica Mutual Insurance Company, Amplifon USA, AMR Corporation, Amtrak, AmTrust Bank, Anne Arundel Medical Center, AOL LLC, Apache Corporation, Apartment Investment and Management Company, APL Ltd., APL Ltd. - Americas, APM Terminals North America Inc., Arch Coal, Inc., Archstone, Argonaut Group, Argonaut Group - Argonaut Insurance Company, Argonaut Group - Colony Insurance Company, Argonaut Group - Great Central Insurance Company, Argonaut Group - Rockwood Insurance Company, Argonaut Group - Trident Insurance Agency, Argonne National Laboratory, Arkansas Blue Cross Blue Shield, Arlington County Government, Armstrong World Industries, Inc., Army & Air Force Exchange Service, Arnold and Porter, LLP, Associated Banc-Corp, Assurant, Inc. - Solutions, Assurant, Inc. - Solutions & Specialty Property, Assurant, Inc. - Specialty Property , Astoria Federal Savings, Asurion, Atlas Van Lines, Inc., Atmos Energy, Aurora Health Care, Aurora Health Care - Aurora Advanced Health Care Legacy, Aurora Health Care - Aurora Clinical Laboratories, Aurora Health Care - Aurora Medical Group, North Region, Aurora Health Care - Memorial Hospital of Burlington, Aurora Health Care - St. Luke's Medical Center, Aurora Health Care - VNA, Partners in Care, Aurora Loan Services, Automatic Data Processing (ADP), Automatic Data Processing (ADP) - Dealer Services, Automatic Data Processing (ADP) - Employer Services, Automatic Data Processing (ADP) - Employer Services, NA Division, Automatic Data Processing (ADP) - Employer Services, MAD Division, Automatic Data Processing (ADP) - ES International, Automatic Data Processing (ADP) - TS Division, Automobile Club of Southern California, AutoZone, Inc., AvalonBay Communities, Inc., Aviall, Inc., Avis Budget Group, Aviva USA, Avon Products, Inc., AXA Equitable, Axcess Financial, Axcess Financial - Check n Go, AZZ Inc., AZZ Inc. - Atkinson, AZZ Inc. - Aztec Tubular Products, AZZ Inc. - Carter & Crowley, AZZ Inc. - Central Electric, AZZ Inc. - CGIT, AZZ Inc. - EPSI, AZZ Inc. - Rig-A-Lite, AZZ Inc. - The Calvert Company, B&H Photo, Babson College, Bacardi U.S.A., Inc., BAE Systems, Inc. Land & Armaments, BAE Systems, Inc. Land & Armaments - Advanced Ceramics, BAE Systems, Inc. Land & Armaments - Composite Structures, BAE Systems, Inc. TSS, Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, Ball State University, Bank of the West, Banner Health, Banner Health - Arizona Region, Banner Health - Banner Churchill Community Hospital, Banner Health - Banner Good Samaritan Medical Center, Banner Health - Banner Lassen Medical Center, Banner Health - Banner Thunderbird Medical Center, Banner Health - McKee Medical Center, Banner Health - Platte County Memorial Hospital, Banner Health - Western Region, Banco Popular North America, Baptist Health South Florida, Baptist Health South Florida - Baptist Hospital of Miami, Baptist Health South Florida - Doctors Hospital, Baptist Health South Florida - Homestead Hospital, Baptist Health South Florida - Mariners Hospital, Barquin International, Bausch & Lomb, Inc., Bausch & Lomb, Inc. - US Pharmaceuticals, Bausch & Lomb, Inc. - US Research & Development, Bausch & Lomb, Inc. - US Surgical, Bausch & Lomb, Inc. - US Vision Care, Baylor Health Care System, Baylor Health Care System - Baylor All Saints Medical Center, Baylor Health Care System - Baylor Health Care System Foundation, Baylor Health Care System - Baylor Health Enterprises LP, Baylor Health Care System - Baylor Institute for Rehabilitation, Baylor Health Care System - Baylor Jack and Jane Hamilton Heart and Vascular Hospital , Baylor Health Care System - Baylor Medical Center at Garland, Baylor Health Care System - Baylor Medical Center at Grapevine, Baylor Health Care System - Baylor Medical Center at Irving, Baylor Health Care System - Baylor Medical Center at Plano, Baylor Health Care System - Baylor Medical Center at Waxahachie, Baylor Health Care System - Baylor University Medical Center, Baylor Health Care System - HealthTexas Provider Network, Baylor Health Care System - The Heart Hospital Baylor, Baystate Health System, Bechtel Corporation, Bechtel Plant Machinery, Inc., Belk, Inc., Belk, Inc. - Northern Division, Belk, Inc. - Southern Division, Belk, Inc. - Western Division, Belo Corp., BG US Services, Big Lots, Inc., Birmingham-Southern College, BJC HealthCare, BJC Healthcare - Barnes-Jewish Hospital, BJ's Wholesale Club, Inc., BloodSource, Blue Cross & Blue Shield of Rhode Island, Blue Cross & Blue Shield of Rhode Island - The Health & Wellness Institute, LLC, Blue Cross and Blue Shield of Alabama, Blue Cross and Blue Shield of Kansas, Blue Cross and Blue Shield of Massachusetts, Blue Cross and Blue Shield of North Carolina, Blue Cross of Northeastern Pennsylvania, Blue Shield of California, BlueCross BlueShield of Arizona, BlueCross BlueShield of Florida, BlueCross BlueShield of Kansas City, BlueCross BlueShield of Louisiana, BlueCross BlueShield of Nebraska, BlueCross BlueShield of South Carolina, BMW Manufacturing Co., LLC, BMW of North America, LLC, Bob Evans Farms, Inc., Bob Evans Farms, Inc. - Owens Country Sausage, Boeing Employees Credit Union, Boise Cascade, LLC, Boise Cascade, LLC - Building Materials Distribution, Boise Cascade, LLC - Wood Products, Boise Inc., Boise Inc. - Paper, BOK Financial, Inc., Booz Allen Hamilton, Boston Market Corporation, Bovis Lend Lease - Atlanta, Bovis Lend Lease - Boston, Bovis Lend Lease - Charlotte, Bovis Lend Lease - Chicago, Bovis Lend Lease - Columbus, Bovis Lend Lease - Dallas, Bovis Lend Lease - Los Angeles, Bovis Lend Lease - Miami, Bovis Lend Lease - Nashville, Bovis Lend Lease - New York, Bovis Lend Lease - Princeton, Bovis Lend Lease - Raleigh, Bovis Lend Lease - San Francisco, Bovis Lend Lease - Tampa, Bovis Lend Lease - Washington, Boy Scouts of America, Brady Corporation, Branch Banking & Trust Company, Branch Banking & Trust Company - Scott & Stringfellow, Bremer Financial Corporation, Bridgepoint Education, Brink's Home Security Holdings, Inc., Brockridge Real Estate, Brookdale Senior Living, Inc., Brookhaven National Laboratory, Broward Health, Broward Health - Coral Springs Medical Center, Broward Health - Imperial Point Medical Center, Broward Health - North Broward Medical Center, Brown and Caldwell, Brown-Forman Corporation, BRP US, Inc., Buckingham Asset Management, LLC, Buffets, Inc., Bunge Management Services Inc., C&S Wholesale Grocers, C&S Wholesale Grocers - ES3, LLC, C4 Advanced Tactical Systems, LLC, Cablevision Systems Corporation, Cablevision Systems Corporation - Madison Square Garden/Radio City Entertainment, California Hospital Association, California ISO, California Pizza Kitchen, Callaway Golf Company, Callaway Golf Company - Callaway Golf Ball Operations, Canadian Pacific US, Canal Insurance Company, Canandaigua National Corporation, Canonsburg General Hospital, Capella Education Company, Capgemini, Capital BlueCross, Capital One Financial Corp., Capital Region Health Care Corporation, Cardinal Health, Inc., CareFirst BlueCross BlueShield, Cargill, Inc., Carlson, Carlson - Carlson Wagonlit Travel, Carlson - Hotels Worldwide, Carlson - Marketing Worldwide, Carlson - Restaurants Worldwide, CarMax, Inc., Carnegie Mellon University, Carolinas Healthcare System, Carpenter Technology Corporation, Carpenter Technology Corporation - Advanced Metals Operations, Carpenter Technology Corporation - Premium Alloys Operations, Carroll Hospital Center, Casino Arizona, Catholic Charities Health and Human Services, Catholic Health Initiatives, Catholic Healthcare West (CHW), Catholic Healthcare West (CHW) - California Hospital Medical Center, Catholic Healthcare West (CHW) - Community Hospital of San Bernardino, Catholic Healthcare West (CHW) - Dominican Hospital, Catholic Healthcare West (CHW) - French Hospital Medical Center, Catholic Healthcare West (CHW) - Marian Medical Center, Catholic Healthcare West (CHW) - Mark Twain St. Joseph's Hospital, Catholic Healthcare West (CHW) - Saint Francis Memorial Hospital, Catholic Healthcare West (CHW) - Sequoia Hospital, Catholic Healthcare West (CHW) - St. Bernardine Medical Center, Catholic Healthcare West (CHW) - St. John's Regional Medical Center, Catholic Healthcare West (CHW) - St. Joseph's Medical Center, Catholic Healthcare West (CHW) - St. Mary's Medical Center, Catholic Healthcare West (CHW) - St. Mary's Regional Medical Center, Catholic Healthcare West (CHW) - St. Rose Dominican Hospitals - Siena Campus, CB Richard Ellis, CDI Corporation, CDI Corporation - Business Solutions Group, CDI Corporation - MRI, CDM, Inc., Cedars-Sinai Health System, Celestica, Cemex, Inc. US, Cengage Learning, Cengage Learning - Academic & Professional, Cengage Learning - English Language Teaching, Cengage Learning - Gale, Centegra Health System, CenterPoint Energy, Central Georgia Health System/The Medical Center of Central Georgia, CenturyTel, Inc., Ceradyne, Inc., Ceradyne, Inc. - Ceradyne Boron, Ceradyne, Inc. - Minco, Ceradyne, Inc. - Semicon, Ceradyne, Inc. - Thermo Material, CEVA Logistics Amercias, CGGVeritas, CGI Technologies and Solutions, Inc., CH2M Hill, Chicago Transit Authority, Chico's FAS, Inc., Children's Healthcare of Atlanta, Children's Hospital & Regional Medical Center, Seattle, Children's Hospital and Health System, Children's Hospital Boston, Children's Hospitals and Clinics of Minnesota, Children's Medical Center of Dallas, Children's Memorial Hospital, Chipotle Mexican Grill, Chiquita Brands International, Inc., Chiquita Brands International, Inc. - Fresh Express, Chiquita Brands International, Inc. - North America, Choice Hotels International, Inc., CHS Inc., Church & Dwight Co., Inc., Church & Dwight Co., Inc. - Animal Nutrition, Church & Dwight Co., Inc. - Cleaners, Church & Dwight Co., Inc. - Condoms, Church & Dwight Co., Inc. - Domestic, Church & Dwight Co., Inc. - International, Church & Dwight Co., Inc. - Laundry, Church & Dwight Co., Inc. - Oral Care, Church & Dwight Co., Inc. - SPD, Church & Dwight Co., Inc. - Women's Health, CIGNA Corporation, CIGNA Corporation - CIGNA Group Insurance & Dental, CIGNA Corporation - CIGNA Healthcare, CIGNA Corporation - CIGNA International, Cimarex Energy Co., Cincinnati Children's Hospital Medical Center, Cinetic Automation, Cinetic Landis Corp., Cinetic Sorting Corp., Cirque du Soleil, Citi - North America Operations & Technology, Citizens Energy Group, Citizens Financial Group, Inc. - RBS Citizens NA , Citizens Property Insurance Corporation, City and County of Denver, City of Frederick, City of Garland, City of Hope, City of Houston, City of Redmond, City of Richmond, Classified Ventures, LLC, Clean Harbors Environmental Services, Cleco Corporation, Cleveland Brothers Equipment Co., Inc., Cleveland Clinic, Cleveland Clinic - Euclid Hospital, Cleveland Clinic - Fairview Hospital, Cleveland Clinic - Hillcrest Hospital, Cleveland Clinic - Huron Hospital, Cleveland Clinic - Lakewood Hospital, Cleveland Clinic - Lutheran Hospital, Cleveland Clinic - Marymount Hospital, Cleveland Clinic - SouthPointe Hospital, Clifton Gunderson LLP, CME Group Inc., CNA, CNA Financial Corporation, Coca-Cola Bottling Co. Consolidated, Coinstar, Inc., Colgate-Palmolive Company, Colgate-Palmolive Company - Africa/Middle East Division, Colgate-Palmolive Company - Hill's Pet Nutrition, Colgate-Palmolive Company - Latin America Division, Colgate-Palmolive Company - North America Division, Colgate-Palmolive Company - US Company, College of DuPage, College of William & Mary, Collin County, Colonial Banc Group, Colonial Pipeline Company, Colorado Springs Utilities, Comcast Corporation, Comcast Corporation - Comcast Cable Communications, Commonwealth Health Corporation, Community Health Network, Compass Bank, CompuCom Systems, Inc., Computershare, ConAgra Foods, Inc., Concentra, Inc., Conseco, Inc., Constellation Energy, Constellation Energy - Baltimore Gas & Electric, Home Products, Constellation Energy - Baltimore Gas and Electric Company, Constellation Energy - Constellation Energy Non-regulated Businesses, Constellation Energy - Constellation Energy Projects and Services, Constellation Energy - Constellation Generation Group, Nuclear, Constellation Energy - Constellation NewEnergy, Continuum Health Partners, Core Laboratories, Corinthian Colleges, Inc., Cornell University, Corrections Corporation of America, Country Financial, Covance, Inc., Covance, Inc. - Central Lab, Covance, Inc. - Clinical Development, Covance, Inc. - Early Development, Covance, Inc. - Market Access Services, Covance, Inc. - Research Products, Covenant Health, Covenant Health - Covenant HomeCare, Covenant Health - Covenant Medical Management, Covenant Health - Fort Loudoun Medical Center, Covenant Health - Fort Sanders Regional Medical Center, Covenant Health - Fort Sanders Sevier Medical Center, Covenant Health - Fort Sanders West, Covenant Health - Methodist Medical Center, Covenant Health - Parkwest Medical Center, Covenant Health - Thompson Cancer Survival Center, Coventry Health Care, Inc., Coventry Health Care, Inc. - CHC of Delaware, Inc., Coventry Health Care, Inc. - CHC of Georgia, Inc., Coventry Health Care, Inc. - CHC of Kansas, Inc., Coventry Health Care, Inc. - CHC of Louisiana, Inc., Coventry Health Care, Inc. - CHC of Nebraska, Inc., Coventry Health Care, Inc. - Government, Coventry Health Care, Inc. - Group Health Plan, Inc., Coventry Health Care, Inc. - HealthAmerica Pennsylvania, Inc., Coventry Health Care, Inc. - National Accounts, Coventry Health Care, Inc. - PersonalCare, Coventry Health Care, Inc. - Public Sector, Coventry Health Care, Inc. - Southern Health Services, Inc., Coventry Health Care, Inc. - Specialty Business, Coventry Health Care, Inc. - Vista, Coventry Health Care, Inc. - WellPath Select, Inc., Cox Enterprises, Inc., Cox Enterprises, Inc. - AutoTrader.com, Cox Enterprises, Inc. - Cox Broadcasting, Cox Enterprises, Inc. - Cox Communications, Inc., Cox Enterprises, Inc. - Cox Newspapers, Cox Enterprises, Inc. - Manheim, Cox Target Media, CPS Energy, Cracker Barrel Old Country Store, Inc., Cranston Print Works Company, Cranston Print Works Company - Cranston Textile Operations, Cranston Print Works Company - Trucking Company, Crawford and Company, Crawford and Company - Broadspire, Crawford and Company - U.S. Property and Casualty, Creative Memories, Credit Acceptance Corporation, Cree, Inc., Crowe Horwath LLP, Crowley Maritime Corporation , Crowley Maritime Corporation - Atlantic/Gulf Region, Crowley Maritime Corporation - Crowley Liner Services, Inc., Latin America, Crowley Maritime Corporation - Crowley Liner Services, Inc., Puerto Rico & Caribbean, Crowley Maritime Corporation - Crowley Logistics, Inc. , Crowley Maritime Corporation - Pacific/Alaska Region, Crowley Maritime Corporation - Technical Services, Crown Castle International Corporation, CSX Corporation, Cubic Corporation, Cubic Corporation - Cubic Applications, Inc., Cubic Corporation - Cubic Applications, Inc., Cubic Worldwide Technical Services Division, Cubic Corporation - Cubic Defense Applications, Inc., Cubic Corporation - Cubic Defense Applications, Inc., Simulation Systems Division, Cubic Corporation - Cubic Transportation Systems, Inc., CUNA Mutual Group, Curtiss-Wright Corporation, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Embedded Computing Systems, Dayton, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Embedded Computing Systems, Modular Solutions, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Engineered Systems, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Integrated Sensing, Curtiss-Wright Corporation - Curtiss-Wright Flow Control Corporation, Curtiss-Wright Corporation - Curtiss-Wright Flow Control Corporation, Oil & Gas Systems, CVS/Caremark, Dairy Management, Inc., Dairy Management, Inc. - U.S. Dairy Export Council, Dallas Central Appraisal District, Dallas County Community College District, Dallas Fort Worth International Airport, Danaher Motion, Danfoss US, Danfoss US - Compressors Scroll Technologies, Danfoss US - Flomatic, Darden Restaurants, Inc., Darden Restaurants, Inc. - Bahama Breeze, Darden Restaurants, Inc. - Capital Grill, Darden Restaurants, Inc. - LongHorn, Darden Restaurants, Inc. - Olive Garden, Darden Restaurants, Inc. - Red Lobster, Darden Restaurants, Inc. - Seasons 52, Darden Restaurants, Inc. - Specialty Group, Dassault Falcon Jet Corporation, Data Recognition, DataFlow/Alaska, Inc., DCP Midstream, LLC, Dean Foods Company, Del Monte Foods Company, Del Monte Foods Company - Consumer Products, Del Monte Foods Company - Pet Products, Delta Dental of Michigan, Ohio, and Indiana, Deluxe Corp, Denny's Corporation, Denver Health & Hospital Authority, DePaul University, Devon Energy, DeVry, Inc., Diebold, Incorporated, Diebold, Incorporated - Latin American Division, DigitalGlobe, Digitas, Discover Financial Services Inc, DISH Network Corp., Disney Consumer Products, Dockwise USA, Dockwise USA - ODL, Dockwise USA - OKI, Doherty Employment Group, Dole Food Company, Inc., Dollar General Corporation, Dollar Thrifty Automotive Group, Dominion Resources, Inc., Dominion Resources, Inc. - Dominion Energy, Dominion Resources, Inc. - Dominion Generation, Dominion Resources, Inc. - Dominion Virginia Power, Domino's Pizza, Inc., Dorsey & Whitney LLP, DPL Inc., Dresser-Rand Company, Dresser-Rand Company - Dresser-Rand New Equipment, Dresser-Rand Company - Dresser-Rand Product Services, Dresser-Rand Company - Field Operations, Dresser-Rand Company - NAO, DRS Technologies, DSW, Inc., Duke Energy Corporation, Duke Energy Corporation - Commercial Power, Duke Energy Corporation - US Franchised Electric and Gas, Duke Realty Corporation, Duke University and School of Medicine, Dunkin' Brands, Inc., Dunkin' Brands, Inc. - Baskin Robbins Worldwide, Dunkin' Brands, Inc. - Dunkin' Donuts Worldwide, Duquesne Light Holdings, Inc., DynCorp International Inc., E.ON U.S., Early Warning Services, Eddie Bauer Holdings, Inc., EDFUND, Education Management Corporation, Edward Jones, Edwards Lifesciences, LLC, El Paso Corporation, El Paso Corporation - Exploration and Production, El Paso Corporation - Pipeline Group, Elizabeth Arden, Inc., Elster AMCO Water, Inc., Elster American Meter Company, Elster Electricity LLC, EMCOR Group, Inc., Employers Mutual Casualty Company, Energen Corporation, Energen Corporation - Alabama Gas Corporation, Energy Future Holdings Corporation, Energy Future Holdings Corporation - Luminant, Energy Future Holdings Corporation - Luminant Energy, Energy Future Holdings Corporation - Oncor, Energy Future Holdings Corporation - TXU Energy, ENSCO International, Inc., ENSCO International, Inc. - Deepwater Business Unit, ENSCO International, Inc. - North & South America Business Unit, Entergy, Entergy - Non-Regulated, Entergy - Regulated, Enterprise Products Partners L.P., Enzon Pharmaceuticals, Inc., EOG Resources, Inc., Equifax Inc., Equity Office Management, L.L.C., Erie Insurance Group, Ernst & Young, LLP, Essilor of America, Estee Lauder Companies, Inc., Esurance, Inc., Excellus BlueCross BlueShield, Excellus BlueCross BlueShield - CNY Region, Excellus BlueCross BlueShield - Utica Region, Excellus BlueCross BlueShield - WNY Region, Exel, a DPWN Company, Exempla Healthcare, Inc., Express Scripts, Inc., Exterran, Faegre & Benson, LLP, Fairview Health Services, Fairview Health Services - Fairview Health Systems, Farm Credit Bank of Texas, Farmers Insurance Group, Farmland Foods, Inc., FBL Financial Group, Inc., Federal Farm Credit Banks Funding Corp, Federal Home Loan Bank of Atlanta, Federal Home Loan Bank of Cincinnati, Federal Home Loan Bank of Dallas, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Boston, Federal Reserve Bank of Chicago, Federal Reserve Bank of Dallas, Federal Reserve Bank of Philadelphia, Federal Reserve Bank of Richmond, Federal Reserve Bank of San Francisco, Federal Reserve Bank of San Francisco - Los Angeles Branch, Federal Reserve Bank of San Francisco - Salt Lake City Branch, Federal Reserve Bank of San Francisco - Seattle Branch, Federal Reserve Bank of St. Louis, Federal Reserve Information Technology, Federal Reserve Information Technology - Dallas, Federal-Mogul Corporation, Federal-Mogul Corporation - Blacksburg, Federal-Mogul Corporation - Global Aftermarket, Federal-Mogul Corporation - Powertrain Energy, Federal-Mogul Corporation - Powertrain Sealing & Bearings, FedEx Express, FedEx Global Supply Chain Services, FedEx Ground, FedEx Office, FedEx Services, FEI Company, Fender Musical Instruments, Fenwal, Inc., Ferguson Enterprises, Inc., Fermi National Accelerator Laboratory, Ferrellgas, Fifth Third Bank, Fifth Third Bank - Cincinnati, Fifth Third Bank - Commercial Loans, Fifth Third Bank - Consumer Banking, Fifth Third Bank - Investment Advisors, Fifth Third Bank - Mortgage, Fifth Third Bank - Processing Solutions, Fifth Third Bank - Retail Banking, FINRA, First American Corporation, First Citizens Bank of South Carolina, First Merchants Corporation, First Merchants Corporation - First Merchants Bank, First Merchants Corporation - Lafayette Bank and Trust, First Midwest Bancorp, Inc., First Solar, FirstEnergy Corporation, FirstEnergy Corporation - Jersey Central Power & Light (JCP&L), FirstEnergy Corporation - Metropolitan Edison (MET-ED), FirstEnergy Corporation - Ohio Edison, FirstEnergy Corporation - Pennsylvania Electric Co. (PENELEC), FirstEnergy Corporation - The Illuminating Co., FirstEnergy Corporation - Toledo Edison, Fiserv, Inc., Fiskars Brands, Inc., Fiskars Brands, Inc. - Outdoor Recreation, Fluor Corporation, Fluor Corporation - Energy & Chemicals, Fluor Corporation - Fluor Government Group, Fluor Corporation - Global Services, Fluor Corporation - Industrial & Infrastructure, Fluor Corporation - Power, Follett Corporation, Follett Corporation - BWI, Follett Corporation - Follett Digital Resources, Follett Corporation - Follett Educational Services, Follett Corporation - Follett Educational Services, FEDG, Follett Corporation - Follett Higher Education Group, Follett Corporation - Follett Interactive Constructs Inc., Follett Corporation - Follett International, Follett Corporation - Follett Library Resources, Follett Corporation - Follett Software Company, Follett Corporation - Follett Tetra Data Corporation, Follett Corporation - Fourteen40, Inc., Follett Corporation - FTSIG, Foot Locker, Inc., Forest City Enterprises, Forest Laboratories, Inc., Forest Laboratories, Inc. - Forest Pharmaceuticals, Inc., Fort Dearborn Company, Fortune Brands, Inc., Fortune Brands, Inc. - Beam Global Spirits & Wine, Fox Networks Group, Fox Networks Group - Fox Broadcasting, Fox Networks Group - Fox Sports Net, Fox Networks Group - Fox Sports Net Regional Sports Network, Fox Networks Group - National Geographic Channel, Fox Networks Group - SPEED, FPL Group - Florida Power & Light, FPL Group - FPL FiberNet, FPL Group - NextEra Energy Resources, Freddie Mac, Freedom Communications, Inc., Fremont Group, Fresenius Medical Care NA, Froedtert & Community Health, F-Secure, Inc. North America, G&K Services, Inc., Gardner Denver, Gardner Denver - Compressor Division, Gardner Denver - Engineered Products Division, Gardner Denver - Fluid Transfer Division, Gardner Denver - Thomas Products Division, GATX Corporation, Gazette Communications, GCI Communication Corp, GEICO, Geisinger Health System, Geisinger Health System - Geisinger Health Plan, Geisinger Health System - Geisinger Wyoming Valley Medical Center, GENCO, GENCO - GTL, GenCorp, Inc., GenCorp, Inc. - Aerojet General Corporation, General Dynamics Information Technology, General Dynamics Information Technology - Army Solutions, General Dynamics Information Technology - Civil & Homeland Security, General Dynamics Information Technology - Global Information Service, General Dynamics Information Technology - Intelligence Solutions, General Dynamics Information Technology - Navy & Air Force Systems, General Nutrition, Inc., General Nutrition, Inc. - Greenville, General Parts International, Inc., General Parts International, Inc. - WORLDPAC, Generali USA Life Reassurance Company, Georgia Institute of Technology, GeoVera Holdings, Inc., Gerdau Ameristeel, Givaudan US, GKN America Corporation, GKN America Corporation - GKN Aerospace North America, Inc., GKN America Corporation - GKN Aerospace, Chemtronics, Inc., GKN America Corporation - GKN Aerospace, Propulsion Systems & Special Products, GKN America Corporation - GKN Aerospace, Transparency Systems, Inc., GKN America Corporation - GKN Driveline North America, Inc., GKN America Corporation - GKN Sinter Metals, Inc., GKN America Corporation - Hoeganaes Corporation, Global Payments, Inc., GMAC, LLC, Gold Fields Exploration, Inc., Golden Horizons LLC, Golden Horizons LLC - Golden Living Center Division 1, Golden Horizons LLC - Golden Living Center Division 3, Golden Horizons LLC - Golden Living Center Division 4, Golden Horizons LLC - Golden Living Center Division 9, Golden Innovations, Golden Innovations - AEGIS, Golden Innovations - Asera Care LLC, Goodrich Corporation, Goodrich Corporation - Actuation and Landing System, Goodrich Corporation - Electronic Systems, Goodrich Corporation - Nacelles and Interior Systems, Government Employees Hospital Association, Inc., Graco Inc., Graco Inc. - Applied Fluid Technologies, Graco Inc. - Contractor Equipment, Graco Inc. - Industrial Products, Graco Inc. - Lubrication Equipment, Grady Health System, Grange Mutual Casualty Company, Great American Financial Resources, Inc. - Great American Property and Casualty Insurance Company, Greater Harris County 9-1-1 Emergency Network, Great-West Life & Annuity Insurance Company, Greenheck Fan Corporation, Greyhound Lines, Inc., Group Health Cooperative, Grubb & Ellis Company, GTECH Corporation, GTSI Corporation, Guess?, Inc., H. J. Heinz Company, H. J. Heinz Company - Heinz North America, H. J. Heinz Company - North American Consumer Products, H. J. Heinz Company - US Foodservice, H. Lee Moffitt Cancer Center & Research Institute, Hanesbrands, Inc., Hannaford Bros. Co., Harley-Davidson, Inc., Harman International Industries Inc., Harris Associates L.P., Harris County Auditor's Office, Harris County Hospital District, Harris Teeter, Inc., Harsco Corporation, Harsco Corporation - Air-X-Changers, Harsco Corporation - Harsco Track Technologies, Harsco Corporation - IKG Industries, Harsco Corporation - Minerals, Harsco Corporation - MultiServ, Harsco Corporation - Patent Construction Systems, Harsco Corporation - Patterson-Kelley, Hartford HealthCare Corporation, Harvard Pilgrim Health Care, Harvard University, Harvard Vanguard Medical Associates, Hastings Mutual Insurance Company, Hatfield Quality Meats, Hawaiian Electric Company, HCA, HD Supply, Inc., Health Care Service Corporation, Health Care Service Corporation - BlueCross BlueShield of Oklahoma, Health Net, Inc., Health Net, Inc. - Health Net Federal Services, Health Net, Inc. - Health Net of California, Health Net, Inc. - Managed Health Network, Health Partners, Healthcare Management Administrators, Inc., HealthPartners, Healthways, Inc., Heartland Regional Medical Center, H-E-B Grocery Company, Heidrick & Struggles International, Inc., Heidrick & Struggles International, Inc. - North America, Heidrick & Struggles International, Inc. - North America and Latin America, Helmerich & Payne, Inc., Hendrick Medical Center, Henkel of America, Henkel of America - Personal Care, Dial Corporation, Henkel of America - Personal Care, Schwarzkopf & Henkel, Henry Ford Health System, Henry Ford Health System - Henry Ford Hospital, Henry Ford Health System - Macomb Hospital, Warren Campus, Henry Ford Health System - Wyandotte Hospital, Herbalife Ltd., Herman Miller, Inc., Hess Corporation, Hexion Specialty Chemicals, Hexion Specialty Chemicals - C&ID, Hexion Specialty Chemicals - EPRD, Hexion Specialty Chemicals - FPD, Highmark, Highmark - Gateway Health Plan, Highmark - Insurance Group, Highmark - Medicare Services, Highmark - UCCI, HighMount Exploration & Production LLC, Hilti, Inc., Hines Interests, LLP, HNI Corporation, HNI Corporation - Allsteel, HNI Corporation - Gunlocke, HNI Corporation - HBF, HNI Corporation - Hearth & Home Technologies, HNI Corporation - HNI International, HNI Corporation - HON Company, HNI Corporation - MacThrift, HNI Corporation - Maxon, HNI Corporation - Omni, HNI Corporation - Paoli, HNTB Companies, HNTB Companies - Architecture, HNTB Companies - Central, HNTB Companies - Federal Services, HNTB Companies - Great Lakes, HNTB Companies - Northeast, HNTB Companies - Southeast, HNTB Companies - West, Holy Spirit Hospital, Honeywell International, Inc., Honeywell International, Inc. - Aerospace, Honeywell International, Inc. - Automation & Control Solutions, Honeywell International, Inc. - Specialty Materials, Honeywell International, Inc. - Transportation & Power Systems, Horizon Blue Cross Blue Shield of New Jersey, Hospital Sisters Health System, Houghton Mifflin Harcourt, Houghton Mifflin Harcourt - Heineman, Houghton Mifflin Harcourt - International, Houghton Mifflin Harcourt - K12, Houghton Mifflin Harcourt - Riverside Publishing, Houghton Mifflin Harcourt - Trade and Reference Division, HSBC-North America, Humana, Inc., Hunt Consolidated, Hunt Consolidated - Hunt Investments, Hunt Consolidated - Hunt Oil Company, Hunt Consolidated - Hunt Realty, Hunter Douglas Inc., Hunter Industries, Huntington Bancshares Incorporated, Hunton & Williams, LLP, Husky Injection Molding Systems Ltd. - US, Hyatt Corporation, IAC/InteractiveCorp, IAC/InteractiveCorp - Citysearch, IAC/InteractiveCorp - Match.com, IAC/InteractiveCorp - Shoebuy.com, Idaho Power Company, Idaho Power Company - Power Supply, IKEA USA, Illinois Municipal Retirement Fund, IMC, Inc., IMS Health, Inc., Independent Health Association, Inc., Indianapolis Public Schools, ING North America Insurance Corporation - US Financial Services, Ingersoll-Rand Company Limited, Ingersoll-Rand Company Limited - Climate Control Technologies, Ingersoll-Rand Company Limited - Industrial Technologies, Ingersoll-Rand Company Limited - Security Technologies, Ingersoll-Rand Company Limited - Trane - Commerical Systems, Ingersoll-Rand Company Limited - Trane - Residential Systems, Ingram Industries, Inc., Ingram Micro, Inc., Ingram Micro, Inc. - Latin America, Ingram Micro, Inc. - North America, Inova Health System, Institute of Nuclear Power Operations, Integra Telecom, Inc., Integrys Energy Group, Inc., Intelsat Corporation, Intelsat Corporation - Intelsat General Corporation, InterContinental Hotels Group Americas, Intermountain Health Care, Inc., Intermountain Health Care, Inc. - Dixie Regional Medical Center, Intermountain Health Care, Inc. - Home Care Services, Intermountain Health Care, Inc. - Intermountain Medical Center, Intermountain Health Care, Inc. - Logan Regional Hospital, Intermountain Health Care, Inc. - McKay-Dee Hospital, Intermountain Health Care, Inc. - Medical Group, Intermountain Health Care, Inc. - Park City Medical Center, Intermountain Health Care, Inc. - Primary Children's Hospital, Intermountain Health Care, Inc. - SelectHealth, Intermountain Health Care, Inc. - Utah Valley Regional Medical Center, International Electric Supply Corporation, International Game Technology , International Paper Company, Invensys Controls, Invesco PLC, Invesco PLC - Invesco PowerShares Capital Management LLC, Investment Company Institute, iPCS, Inc., Iron Mountain Incorporated, Iron Mountain Incorporated - North America, ISO, Isuzu North America Corporation, ITC Holdings Corp, Itochu International, Inc. North America, ITT Systems Division, J.R. Simplot Company, J.R. Simplot Company - J.R. Simplot Agribusiness Group, J.R. Simplot Company - J.R. Simplot Food Group, J.R. Simplot Company - J.R. Simplot Land & Livestock, Jackson Health System, Jackson Health System - Jackson Memorial Hospital, Jackson Health System - Jackson South Community Hospital, Jacobs Engineering Group, Inc., Jacobs Engineering Group, Inc. - Asia, Jacobs Engineering Group, Inc. - Eastern Region, Jacobs Engineering Group, Inc. - Global Construction Services, Jacobs Engineering Group, Inc. - Global Field Services, Jacobs Engineering Group, Inc. - Jacobs Northern Region, Jacobs Engineering Group, Inc. - Jacobs Southern Region, Jacobs Engineering Group, Inc. - NAI East, Jacobs Engineering Group, Inc. - Northern Europe, Jacobs Engineering Group, Inc. - UK Ireland, Jacobs Engineering Group, Inc. - Western Region, Janus Capital Group, Jefferson County Public Schools, Jefferson Wells International, Jeppesen Sanderson, Inc., JetBlue Airways, JM Family Enterprises, Inc, JM Family Enterprises, Inc - World Omni Financial Corp, Jockey International, Inc., John Hancock Financial Services, Inc., John Wiley & Sons, Inc., Johns Hopkins HealthCare, LLC, Johnson Controls, Johnson Controls - Power Solutions, Johnson Financial Group, Johnson Outdoors, Inc., Johnson Outdoors, Inc. - Diving, Johnson Outdoors, Inc. - Marine Electronics, Johnson Outdoors, Inc. - Watercraft, Johnson Outdorrs, Inc. - Gear LLC, JohnsonDiversey, Inc., Jones Lang LaSalle, Jostens, Inc., Journal Broadcast Group, Inc., Judicial Council of California, Kaiser Foundation Health Plan, Inc., Kaiser Permanente - Colorado Region, Kaiser Permanente - Georgia Region, Kaiser Permanente - Hawaii Region, Hospitals, Kaiser Permanente - Mid-Atlantic Region, Kaiser Permanente - Mid-Atlantic Region, Non Hospital Facilities, Kaiser Permanente - Northern California, Non Hospital Facilities, Kaiser Permanente - Northwest Region, Kaiser Permanente - Northwest Region, Non Hospital Facilities, Kaiser Permanente - Ohio Region, Kaiser Permanente - Southern California Region, Kao Brands Company, Kao Specialties Americas LLC, KBR, Inc., KBR, Inc. - BE&K Building Group, KBR, Inc. - BE&K Construction, KBR, Inc. - BE&K Federal Services, KBR, Inc. - Downstream, KBR, Inc. - Government & Infrastructure, KBR, Inc. - Government & Infrastructure, Design & Construction, KBR, Inc. - Government & Infrastructure, Operations Management & Logistics, KBR, Inc. - Management & Engineering, KBR, Inc. - Petrochemicals, KBR, Inc. - Refining, KBR, Inc. - Services, KBR, Inc. - Services, US Construction Operations, KBR, Inc. - Services, US Industrial Services, KBR, Inc. - Technology, KBR, Inc. - Upstream, KBR, Inc. - Upstream, Gas Monetization, KBR, Inc. - Upstream, Oil & Gas, KBR, Inc. - Ventures, Kellogg Company, Kellogg Company - International, Kellogg Company - Kashi, Kellogg Company - Keebler Division, Kellogg Company - Morning Foods, Kellogg Company - North America, Kellogg Company - Snacks, Kelsey-Seybold Clinic, Kemper Auto and Home Group, Kentucky Lottery Corporation, Kerry, Inc. US, KeyCorp, Keystone Automotive Industries, Keystone Foods, LLC, Kforce Inc., KIK Custom Products, Kimberly-Clark Corporation, Kindred Healthcare, Inc., Kindred Healthcare, Inc. - Health Services Division, Kindred Healthcare, Inc. - Hospital Division, Kindred Healthcare, Inc. - Peoplefirst Rehabilitation Division, Kiwanis International, Inc., Knowledge Learning Corporation, Kohler Company, Kohler Company - Ann Sacks, Kohler Company - Baker, Kohler Company - Cabinetry, Kohler Company - Engines, Kohler Company - Global Faucets, Kohler Company - Global Power Group, Kohler Company - Hospitality & Real Estate Group, Kohler Company - Interiors Group, Kohler Company - Kitchen & Bath, Kohler Company - Kohler Rental Power, Kohler Company - Mark David, Kohler Company - McGuire Furniture Company, Kohler Company - Plumbing Americas, Kohler Company - Power Systems Business, Kohler Company - Robern, Kohl's Corporation, Komatsu America Corp., KONE, Inc., L.L. Bean, Inc., Laboratory Corporation of America, Lance, Inc., Land O'Lakes, Inc., LANXESS Corporation US, Leatherman Tool Group, Inc., Legacy Health System, Legal & General America, Inc., Lehigh Valley Hospital and Health Network, Leprino Foods Company, Level 3 Communications, LexisNexis Group, LG Electronics USA, Inc., Liberty Mutual Group, Liberty Mutual Group - Agency Markets, Liberty Mutual Group - Commercial Markets, Liberty Mutual Group - Liberty International, Liberty Mutual Group - National Markets, Liberty Mutual Group - Personal Markets, LifeBridge Health, LifeMasters Supported SelfCare, Inc., Lifetouch, Inc., Limited Brands, Inc., Limited Brands, Inc. - Bath And Body Works, Limited Brands, Inc. - Victoria Secret Direct, Limited Brands, Inc. - Victoria's Secret Stores, LINAK U.S. Inc., Link-Belt Construction Equipment Company, Livingston International Inc., Lloyd's Register Americas, Inc., Lloyd's Register Americas, Inc. - Lloyd's Register Capstone, Lloyd's Register Americas, Inc. - Lloyd's Register Quality Services, Inc., Lloyd's Register Americas, Inc. - North America, Loews Corporation, Loews Corporation - Loews Hotels, Lorillard Inc., Los Angeles Community College District, Los Angeles Unified School District, Louisiana Legislative Auditor, Louisiana Lottery Corporation, Louisville Regional Airport Authority, Lower Colorado River Authority, Loyola University Medical Center, Lubrizol Corporation, Lubrizol Corporation - Lubrizol Additives, Lubrizol Corporation - Lubrizol Advanced Materials, Luxottica Retail, MAAX - Hydro Swirl, MAAX - KSD, Macy's, Inc., Macy's, Inc. - Bloomingdale's, Macy's, Inc. - Macy's Central, Macy's, Inc. - Macy's East, Macy's, Inc. - Macy's Florida, Macy's, Inc. - Macy's Home Store, Macy's, Inc. - Macy's Systems and Technology, Macy's, Inc. - Macy's West, Maersk, Inc., Magellan Health Services, Magellan Midstream Holdings, LP, Magellan Midstream Holdings, LP - Pipeline/Terminal Division, Magellan Midstream Holdings, LP - Transportation, Main Line Health, Inc., Main Line Health, Inc. - Bryn Mawr Hospital, Main Line Health, Inc. - Bryn Mawr Rehabilitation Hospital, Main Line Health, Inc. - Jefferson Home Care, Main Line Health, Inc. - Main Line Health Laboratories, Inc., Main Line Health, Inc. - Paoli Hospital, Main Line Health, Inc. - Riddle Memorial Hospital, Main Line Health, Inc. - The Lankenau Hospital, Main Street America Group, Malcolm Pirnie, Inc., Mannatech, Inc., Maricopa Integrated Health Systems, Marriott International, Mars North America - Mars Food US, Mars North America - Mars Petcare US, Mars North America - Mars Snackfood US, Marshall & Ilsley Corporation, Marshfield Clinic, Martek Biosciences Corporation, Martin's Point Health Care, Inc., Mary Kay, Inc., Maryland Procurement Office, MasterCard Incorporated, Mattel, Inc., Mattel, Inc. - American Girl, Mattel, Inc. - Fisher Price, Maurices Incorporated, Mayo Foundation - Mayo Clinic, Jacksonville, Mayo Foundation - Mayo Clinic, Rochester, Mayo Foundation - Mayo Clinic, Scottsdale, McDonald's Corporation, MCG Health, McKesson Corporation, McKesson Corporation - McKesson Distribution Solutions, McKesson Corporation - McKesson Technology Solutions, MDU Resources Group, Inc., MDU Resources Group, Inc. - Construction Services Group, MDU Resources Group, Inc. - Knife River Corporation, MDU Resources Group, Inc. - Montana Dakota Utilities, MDU Resources Group, Inc. - WBI Holdings, Inc., MeadWestvaco Corporation, MeadWestvaco Corporation - Calmar, MeadWestvaco Corporation - Community Development & Land Management, MeadWestvaco Corporation - Consumer Solutions Group, MeadWestvaco Corporation - Packaging Resources Group, MeadWestvaco Corporation - Specialty Chemicals, Medical College of Wisconsin, Medical Mutual of Ohio, MedPlus, Inc., Medrad, Inc., MedStar Health, Meijer, Inc., Memorial Health System, Memorial Healthcare System, Memorial Hermann, Memorial Hermann - The Medical Center, Memorial Hermann - The Woodlands, Memorial Sloan-Kettering Cancer Center, Mercury Insurance Group, Metal Technologies, Inc., MetalTek International, Metavante Technologies, Inc, Methodist Health System, Methodist Hospital, MetLife, Metropolitan Transit Authority, MFS Investment Management, Michael Baker Corporation, Michaels Stores, Inc., Michelin North America, Inc., Michelin North America, Inc. - DPLS, Michelin North America, Inc. - PL, Michelin North America, Inc. - TC, Millbrook Partners, Miller Coors LLC, Milliken & Company, Mills-Peninsula Health Services, Mirant Corporation, Mirant Corporation - CA Region, Mirant Corporation - NY and New England, Mitsui & Co. (USA), Inc., Modern Woodmen of America, Molex, Molex - Automation/Electrical Products, Molex - Commercial Products Division, Molex - Integrated Products Division, Molex - Transportation Products, Molson Coors Brewing Company, Moneris Solutions Inc, MoneyGram International, Inc., Morrison & Foerster, LLP, Mortgage Guaranty Insurance Corporation, Motion Picture Industry Pension & Health Plans (MPIPHP), Motorists Insurance Group, Mount Holyoke College, MSCI Inc., MTS Systems Corporation, MTS Systems Corporation - Sensors, MTS Systems Corporation - Test Division, Munich Reinsurance America, Inc., Mutual of Enumclaw Insurance Company, Mutual of Omaha, Mutual of Omaha - Mutual of Omaha Bank, MWH Global, Inc., MWI Veterinary Supply, Co, Nalco Holding Company, Nash-Finch Company, National Association of Home Builders, National Church Residences, National Church Residences - NCR Health Care Division, National Church Residences - NCR Housing Division, National Futures Association, National Oilwell Varco, Inc., National Rural Telecommunications Cooperative, National Rural Utilities Cooperative Finance Corporation (NRUCFC), National Starch, National-Louis University, Nationwide Insurance, Nature's Sunshine Products, Nautilus, Inc., Navarre Corporation, Navarre Corporation - Encore, Navarre Corporation - FUNimation, Navigant Consulting, Inc., Navistar International Corporation, Navy Exchange Service Command (NEXCOM), Navy Federal Credit Union, NCCI Holdings, Inc., NCH Corporation, Nelnet, Inc., Nestlé USA, Inc., Nestlé USA, Inc. - Baking Division, Nestlé USA, Inc. - Beverage Division, Nestlé USA, Inc. - Buitoni, Nestlé USA, Inc. - Confections & Snacks Division, Nestlé USA, Inc. - Nestlé Prepared Foods Company, Nestlé USA, Inc. - Nestlé Professionals, New York ISO, New York Life Insurance Company, Newfield Exploration Company, Newfield Exploration Company - Mid-Continent, Newfield Exploration Company - Rocky Mountains, Newly Weds Foods, Newmont Mining Corporation, NewPage Group Inc, NewYork Presbyterian Healthcare System, Nexen Petroleum USA, Inc., Nike, Inc., Noble Corporation, Nordstrom, Inc. - Nordstrom fsb, Nordstrom, Inc. - Nordstrom fsb, Scottsdale, North American Hoganas Inc., North Carolina Baptist Hospital, North Memorial Health Care, Northeast Georgia Health System, Inc., Northern Arizona University, Northern Trust Corporation, NorthShore University HealthSystem, Northwest Community Healthcare, Northwestern Mutual, Northwestern University, Novant Health, Inc., Novartis US - CIBA Vision Corporation , Novartis US - Novartis Animal Health US, Inc., Novartis US - Novartis Consumer Health (OTC) - NA, Novo Nordisk Inc., Nustar Energy L.P., Nutricia North America, NYU Langone Medical Center, Oakland County Government, Oakwood Healthcare, Inc., Océ Business Services, Ocean Spray Cranberries, Inc., Office Depot, OfficeMax Incorporated, OGE Energy Corp, Oglethorpe Power Corporation, Ohio Police and Fire Pension Fund, OhioHealth, Oil States Industries, Inc.- Arlington, Old Dominion Electric Cooperative, Old Dominion University Research Foundation, Old National Bancorp, Omya Industries, Omya Industries - Omya Alabama, Omya Industries - Omya Arizona, Omya Industries - Omya California, Omya Industries - Omya PCC, OneBeacon Insurance, ONEOK, Inc., ONEOK, Inc. - Kansas Gas Services Division, ONEOK, Inc. - Oklahoma Natural Gas Division, ONEOK, Inc. - ONEOK Energy Services Company, ONEOK, Inc. - ONEOK Partners, ONEOK, Inc. - Texas Gas Services Division, OnePoint Patient Care, Opus Corporation, Orange County Government, Orange County's Credit Union, Orbital Sciences , Orica USA Inc., Orrick, Herrington & Sutcliffe, LLP, OSI Industries, LLC, OSI Industries, LLC - Chicago Stockyards Campus, OSI Industries, LLC - Otto & Sons, West Jordan, Otter Tail Corporation, Owens & Minor, Inc., Owens Corning, Owens Illinois, Inc., Owens Illinois, Inc. - Glass Container, PACCAR, PACCAR - Dynacraft, PACCAR - ITD, PACCAR - Kenworth , PACCAR - PACCAR Engine Company, PACCAR - PACCAR Financial, PACCAR - PACCAR International, PACCAR - PACCAR Leasing, PACCAR - Parts, PACCAR - Peterbilt, PACCAR - Peterbilt Division, PACCAR - Technical Center, PACCAR - Winch, Pacific Life Insurance Company, Pacific Northwest National Laboratory, PacifiCorp, Packaging Corporation of America, Packaging Corporation of America - Containerboard, Packaging Corporation of America - Corrugated, Pall Corporation, Palmetto Health, Palos Community Hospital, Panduit Corporation, Panduit Corporation - Network Systems Division, Papa John's International, Inc., Parkland Health & Hospital System, Parkview Health, Parsons Brinckerhoff, Parsons Corporation, Parsons Corporation - Commercial Technology Group, Parsons Corporation - Infrastructure & Technology Group, Parsons Corporation - Transportation Group, Parsons Corporation - Water & Infrastructure Group, Partner Reinsurance Company of the U.S., Patterson Companies, Patterson Companies - Patterson Dental, Patterson Companies - Patterson Medical, Patterson Companies - Webster Veterninary, Paychex, Inc., Peabody Energy Corporation, Peabody Energy Corporation - Peabody Employment Services LLC, Peabody Energy Corporation - Peabody Powder River Services LLC, Peabody Energy Corporation - Peabody Rocky Mountain Management Services LLC, Pearson Education, Pepco Holdings, Inc., Performance Food Group, Performance Food Group - AFFLINK, Performance Food Group - AFI Foodservice, Inc., Performance Food Group - Batesville, Performance Food Group - Caro Foods, Inc., Performance Food Group - Carroll County Foods, Performance Food Group - Empire Seafood, Inc., Performance Food Group - Florida, Performance Food Group - Hale, Performance Food Group - Lester Broadline, Performance Food Group - Little Rock, Performance Food Group - Middendorf Meats, Performance Food Group - Milton's, Performance Food Group - NorthCenter Foodservice, Performance Food Group - Powell, Performance Food Group - Progressive Group Alliance, Performance Food Group - Springfield Foodservice, Performance Food Group - Temple, Performance Food Group - Thoms Proestler Company, Performance Food Group - Victoria, Performance Food Group - Virginia Foodservice, Perot Systems Corporation, PETCO Animal Supplies, Inc., Pharmaceutical Product Development, Inc., Pharmavite, LLC, PharMerica, Inc., PHH Arval, Phillips-Van Heusen Corporation, Phillips-Van Heusen Corporation - Calvin Klein, Phillips-Van Heusen Corporation - Dress Shirt, Phillips-Van Heusen Corporation - GH Bass, Phillips-Van Heusen Corporation - Izod Retail, Phillips-Van Heusen Corporation - PVH Sportswear, Phillips-Van Heusen Corporation - Superba/Insignia, Phillips-Van Heusen Corporation - Van Heusen Retail, Physiotherapy Associates, Pier 1 Imports, Inc., Pioneer Hi-Bred International, Pioneer Natural Resources USA, Inc., Piper Jaffray Companies, Pitney Bowes, Inc., Plains Exploration & Production Company, Plexus Corporation, Plum Creek Timber Company, Inc., Polaris Industries, Inc., PolyOne Corporation, Port Authority of Allegheny County, Port Authority of New York & New Jersey, Port of Portland, Port of Seattle, Powerwave Technologies, Inc., PPL Corporation, Praxair, Inc., Premera Blue Cross, Pressure Chemical Co., Pride International, Prime Therapeutics LLC, Principal Financial Group, Priority Health, ProBuild Holdings, Inc., Protection One Alarm Monitoring, Inc., Protection One Alarm Monitoring, Inc. - CMS, Providence Health & Services, Providence Health & Services - Physicians Division, Providence Health & Services - Providence Alaska Region, Providence Health & Services - Providence California Region, Providence Health & Services - Providence Oregon Region, Providence Health & Services - Providence Washington/Montana Region, Providence Health System in Oregon, Prudential Financial, Inc., PSC, PSC - Environmental Services Division, PSC - Industrial Services Division, Public Company Accounting Oversight Board, Public Service Enterprise Group, Inc., Public Service Enterprise Group, Inc. - PSEG Power, LLC, Public Service Enterprise Group, Inc. - Public Service Electric and Gas Company, Publix Super Markets, Inc., Publix Super Markets, Inc. - Atlanta Region, Publix Super Markets, Inc. - Jacksonville Region, Publix Super Markets, Inc. - Lakeland Region, Publix Super Markets, Inc. - Miami Region, Puget Sound Energy, Pulte Homes, Inc., Pulte Homes, Inc. - California Group, Pulte Homes, Inc. - Great Lakes Area, Pulte Homes, Inc. - Illinois, Pulte Homes, Inc. - Mid-Atlantic, Pulte Homes, Inc. - Southeast/Florida Area, Pulte Homes, Inc. - Southwest Area, Pulte Homes, Inc. - Texas Area, QBE Regional Insurance, QinetiQ North America, Qualcomm, Inc., Questar Corporation, Questar Corporation - Questar Gas, Quintiles, Quorum Health Resources, QVC, Inc., Ralcorp Holdings, Inc., Ralcorp Holdings, Inc. - Bakery Chef, Ralcorp Holdings, Inc. - Bremner, Ralcorp Holdings, Inc. - Carriage House, Ralcorp Holdings, Inc. - Nutcracker Brands, Ralcorp Holdings, Inc. - Post Cereals LLC, Ralcorp Holdings, Inc. - Ralston Foods, Raley's, Random House, Inc., Random House, Inc. - Children's Publishing Group, Random House, Inc. - Crown Publishing Group, Random House, Inc. - Diversified Publishing Group, Random House, Inc. - Doubleday/Broadway Group, Random House, Inc. - Information Publishing Group, Random House, Inc. - Knopf Publishing Group, Random House, Inc. - Monacelli Press, Random House, Inc. - Random House Publishing Group, Random House, Inc. - Triumph Publishing, RBC Bank, RBC Wealth Management, RBC Wealth Management - International, Reckitt Benckiser, Inc., Recreational Equipment, Inc., Redcats USA, Regency Centers, Regions Financial Corporation, Reichhold, Inc, Reinsurance Group of America Inc., Reliant Energy, Republic Underwriters Insurance Company, Rexam Beverage Can North America, Reynolds American, Inc., Reynolds American, Inc. - R. J. Reynolds Tobacco Co., Reynolds American, Inc. - RJR Global Products, Inc., RH Donnelley Corporation, Rich Products Corporation, Rich Products Corporation - Arlington, Rich Products Corporation - Burlington, Rich Products Corporation - Food Service Division, Rich Products Corporation - Fresno, Rich Products Corporation - Gallatin, Rich Products Corporation - Grandview, Rich Products Corporation - Hilliard, Rich Products Corporation - Jon Donaire, Rich Products Corporation - Morristown, Rich Products Corporation - Murfreesboro, Rich Products Corporation - Niles, Rich Products Corporation - St. Simon's Island, Rich Products Corporation - Wheeling, Rio Tinto plc US, Rio Tinto plc US - ColoWyo, Rio Tinto plc US - Kennecott Minerals, Rio Tinto plc US - Kennecott Utah Copper, Rio Tinto plc US - Resolution Copper, Rite Aid Corporation, Riviana Foods, Inc., RLI Insurance Company, Robins, Kaplan, Miller & Ciresi, LLP, Roche Diagnostics US, Rockwell Automation, Inc., Rockwell Collins, Inc., Rollins, Inc., Roper St. Francis Healthcare, Rosetta Stone, Inc., Roundy's Supermarkets, Inc., RR Donnelley & Sons, RREEF, RSC Holdings Inc., RSM McGladrey, Ryder Systems, Inc., Ryder Systems, Inc. - Fleet Management Solutions, Ryder Systems, Inc. - Supply Chain Solutions, S&C Electric Company, Sabre Holdings Corporation, Sabre Holdings Corporation - Passenger Solutions, Sabre Holdings Corporation - Sabre Airline Solutions, Sabre Holdings Corporation - Sabre Travel Network, Sabre Holdings Corporation - Sabre Travel Studios, Sabre Holdings Corporation - Travelocity, Safety-Kleen Systems, Inc., Safety-Kleen Systems, Inc. - East Group, Safety-Kleen Systems, Inc. - West Group, Safran USA, Sage North America, Sage North America - Sage Payment Solutions, Inc., Sage North America - Sage Software Healthcare, Inc., SAIF Corporation, Saint Agnes Medical Center, Saint Luke's Health System, Saint Raphael Healthcare System, Samson Investment Company, San Antonio Federal Credit Union, San Antonio Water System, sanofi pasteur, Sanofi-Aventis US, Sara Lee Corp., Savannah River Nuclear Solutions, LLC, SavaSeniorCare, LLC, SBA Network Services, Inc., SCANA Corporation, SCANA Corporation - Carolina Gas Transmission Corporation (CGTC), SCANA Corporation - PSNC Energy (Public Service Company of North Carolina, Inc.), SCANA Corporation - Public Service Co of NC, Communications, ServiceCare and SEVI, SCANA Corporation - SCE&G (South Carolina Electric and Gas Company), SCANA Corporation - SEMI (SCANA Energy Marketing, Inc.), Schlumberger Limited, Schneider Electric North America, Schneider Electric North America - Citect, Schneider Electric North America - Hyde Park Electronics, Schneider Electric North America - Juno Lighting, Schneider Electric North America - Schneider Electric/Square D Company - APC, Schneider Electric North America - Schneider Electric/Square D Company - NOAD, Schneider National, Inc., Scholle Corporation, Scholle Corporation - Scholle Chemical, Scholle Corporation - Scholle Packaging, Scholle Corporation - Vacumet Corp, Schott Solar, Inc., Scott & White, Scottrade, Inc., Scripps Networks Interactive, Inc., SCS Engineers, SCS Engineers - Bedford, SCS Engineers - Bellevue, SCS Engineers - Cincinnati, SCS Engineers - Kansas City, SCS Engineers - Long Beach , SCS Engineers - Phoenix, SCS Engineers - Reston, SCS Engineers - SCS Energy Long Beach, SCS Engineers - SCS Field Services, SCS Engineers - SCS Field Services Tampa, SCS Engineers - Valley Cottage, Sea Star Line, LLC, Securian Financial Group, Securitas Security Services, USA, Security Finance Corporation of Spartanburg, Selective Insurance Company of America, Sensata Technologies, Inc., Sentara Healthcare, Sharp HealthCare, Shearman & Sterling LLP, Shook, Hardy & Bacon, LLP, Sidley Austin, LLP, Siemens AG US, Sinclair Broadcast Group, Inc., SLM Corporation, SMDC Health System, SMSC Gaming Enterprises, Society Insurance, Society of Manufacturing Engineers, Sodexo USA, Softchoice Corp., Solo Cup Company, Solutia Inc., Solutia Inc. - CPFilms, Solutia Inc. - Saflex, Solutia Inc. - Technical Specialties, Southeastern Freight Lines, Southern Company, Southern Company - Mississippi Power Company, Southern Company - SouthernLINC, Southern States Cooperative, Southern Union Company, Southern Union Company - Missouri Gas Energy, Southern Union Company - Panhandle Energy, Southern Union Company - Southern Union Gas Services, Southwest Airlines, Sovereign Bank, Spectrum Health System, Spectrum Health System - Hospitals, SPX Corporation, SRA International, SRA International - SRA Civil Sector, SRA International - SRA NSS Sector, SSM Health Care St. Louis, SSM Health Care St. Louis - SSM Integrated Health Technologies, St. Elizabeth Health System, St. Joseph Health System, St. Jude Children's Research Hospital, St. Luke's Episcopal Health System, St. Vincent Health, Stamford Hospital, StanCorp Financial Group, Stanford University, Stanford University Medical Center, Stanford University Medical Center - Lucile Packard Children's Hospital , Stantec Inc., Staples, Inc., Staples, Inc. - North American Delivery, Starbucks Coffee Company, StarTek, Starwood Vacation Ownership, State Farm Insurance, State of Indiana, State of Indiana - Adjutant General's Office, State of Indiana - Alcohol and Tobacco Commission, State of Indiana - Arts Commission, State of Indiana - Attorney General, State of Indiana - Auditor of State, State of Indiana - Board of Animal Health, State of Indiana - Bureau of Motor Vehicles, State of Indiana - Civil Rights Commission, State of Indiana - Commission of Public Records, State of Indiana - Criminal Justice Inst, State of Indiana - Department of Administration, State of Indiana - Department of Agriculture, State of Indiana - Department of Child Services, State of Indiana - Department of Corrections, State of Indiana - Department of Environmental Management, State of Indiana - Department of Homeland Security, State of Indiana - Department of Insurance, State of Indiana - Department of Labor, State of Indiana - Department of Local Government Finance, State of Indiana - Department of Natural Resources, State of Indiana - Department of Revenue, State of Indiana - Department of Transportation, State of Indiana - Department of Veterans' Affairs, State of Indiana - Department of Workforce Development, State of Indiana - Dept of Financial Institutions, State of Indiana - Education Employee Relations Board, State of Indiana - Family and Social Services Administration, State of Indiana - Gaming Commission, State of Indiana - Higher Education Commission, State of Indiana - Historical Bureau, State of Indiana - IN Finance Authority, State of Indiana - IN Housing & Community Development Authority, State of Indiana - IN State Department of Health, State of Indiana - IN Utility Regulatory Commission, State of Indiana - Indiana Economic Development Corp., State of Indiana - Indiana State Police, State of Indiana - Office of Faith Based & Community Initiatives, State of Indiana - Office of Inspector General, State of Indiana - Office of Management and Budget, State of Indiana - Professional Licensing Agency, State of Indiana - Protection Advocacy Svcs Commission, State of Indiana - State Board of Accounts, State of Indiana - State Personnel Department, State of Indiana - State Racing Commission, State of Indiana - Tobacco Prevention and Cessation Board, State of Indiana - Utility Consumer Counselor, State of Indiana - War Memorials Commission, State of Indiana - Workers' Compensation Board, State of North Carolina, State Personnel Administration, State Teachers Retirement System of Ohio, Steelcase, Inc., STG, Inc., Storck USA L.P., Straumann USA, Stryker Corporation, Stryker Corporation - Medical, Stryker Corporation - Orthopaedics, Suburban Propane Partners, L.P., Subway Franchisee Advertising Fund Trust, Summa Health System, Sun Life Financial (US), Sunoco, Inc., Sunrise Hospital and Medical Center, Sunrise Medical Inc., SunTrust Banks, Inc., Superior Essex, Inc., Superior Essex, Inc. - Essex Group, Inc., Superior Essex, Inc. - Superior Essex Communications LP, Sutter Health, Sutter Health - Sutter Medical Center Sacramento, Swedish Health Services, Swedish Health Services - Hospitals, Swedish Match North America, Sykes Enterprises, Incorporated, Sykes Enterprises, Incorporated - US Operations, Symcor, Symetra Financial, Symetra Financial - Group Insurance, Symetra Financial - Life & Annuities, Syniverse Technologies, Sypris Solutions, Inc., Sypris Solutions, Inc. - Sypris Electronics, Sypris Solutions, Inc. - Sypris Technologies, Sypris Solutions, Inc. - Sypris Test & Measurement, T. Rowe Price Group, Inc., Taubman Centers, Inc., Tax Analysts, TD Ameritrade Holding Corp., TDS Telecom, Technology Credit Union, TECO Energy, Inc., Teknion LLC, Teleca US, Telerx Marketing, Inc., TeleTech Holdings, Inc., Tellabs, Temple-Inland, Temple-Inland - Building Products, Temple-Inland - Corrugated Packaging, Tenaris, Inc. USA, Tenet Healthcare Corporation, Tesoro Corporation, Texas Children's Hospital, Texas Industries, Inc., Texas Industries, Inc. - CAC, Texas Industries, Inc. - Cement, Texas Industries, Inc. - Consumer Products, Texas Industries, Inc.-Aggregate and Expanded Shale and Clay, Texas Industries, Inc.-Aggregates, Texas Mutual Insurance Company, Textainer, Textron, Inc., Textron, Inc. - Bell Helicopter, Textron, Inc. - Cessna Aircraft, Textron, Inc. - E-Z-Go, Textron, Inc. - Fluid & Power, Textron, Inc. - Greenlee, Textron, Inc. - Jacobsen, Textron, Inc. - Kautex, Textron, Inc. - Textron Financial Corporation, Textron, Inc. - Textron Systems, The Allstate Corporation, The AmeriHealth Mercy Family of Companies, The AmeriHealth Mercy Family of Companies - Passport Health Plan, The AmeriHealth Mercy Family of Companies - Select Health of South Carolina, The Bureau of National Affairs, Inc., The Capital Group Companies, The Carson Companies, The Casey Group, The Children's Hospital of Philadelphia, The Children's Mercy Hospital, The Chubb Corporation, The Coca-Cola Company, The Coca-Cola Company - North America Group, The Dannon Company, Inc., The E. W. Scripps Company, The E. W. Scripps Company - Newspaper, Knoxville News Sentinel, The E. W. Scripps Company - Newspaper, The Commercial Appeal, The E. W. Scripps Company - Newspaper, Treasure Coast Newspapers, The E. W. Scripps Company - Newspaper, Ventura County Star, The E. W. Scripps Company - United Media, The Employers Association, The Florida Aquarium, Inc., The Ford Foundation, The Frost National Bank, The Great Atlantic & Pacific Tea Company, The Guardian Life Insurance Company of America, The Guardian Life Insurance Company of America - Berkshire Life Insurance Company, The Guardian Life Insurance Company of America - Equity Products, The Guardian Life Insurance Company of America - Group Pensions, The Guardian Life Insurance Company of America - Group Products, The Hershey Company, The Irvine Company, The Johns Hopkins Hospital, The Johns Hopkins University, The Johns Hopkins University Applied Physics Laboratory, The Joint Commission, The Kroger Company, The Methodist Hospital System, The Midland Company, The MITRE Corporation, The New York Times Company, The Nielsen Company, The NORDAM Group, The Ohio State University, The Ohio State University Medical Center, The Options Clearing Corporation, The Pennsylvania State University - Penn State Hershey Medical Center, The Reader's Digest Association, Inc., The Reader's Digest Association, Inc. - Books Are Fun, The Reader's Digest Association, Inc. - Weekly Reader, The Regence Group, The Schwan Food Company, The ServiceMaster Company, The ServiceMaster Company - American Home Shield, The ServiceMaster Company - TruGreen, The Sherwin-Williams Company, The Sherwin-Williams Company - Automotive Division, The Sherwin-Williams Company - Chemical Coatings, The Sherwin-Williams Company - Consumer Group, The Sherwin-Williams Company - Diversified Brands Division, The Sherwin-Williams Company - Eastern Division, The Sherwin-Williams Company - Global Finishes, The Sherwin-Williams Company - Latin American Ctgs, The Sherwin-Williams Company - Midwestern Division, The Sherwin-Williams Company - Paint and Coatings, The Sherwin-Williams Company - Paint and Sundries, The Sherwin-Williams Company - Paint Stores Group, The Sherwin-Williams Company - Southeastern Division, The Sherwin-Williams Company - Southwestern Division, The Sports Authority, The Sundt Companies, Inc., The Sundt Companies, Inc. - Mining and Industrial Division, The Sundt Companies, Inc. - Sundt Construction, Inc., Arizona District, The Sundt Companies, Inc. - Sundt Construction, Inc., Northern California, The Sundt Companies, Inc. - Sundt Construction, Inc., Southern California, The Supreme Court of Ohio, The TJX Companies, Inc., The Toro Company, The Travelers Companies, Inc., The Turner Corporation, The University of Chicago, The University of Chicago Medical Center, The University of Kansas Hospital, The University of Texas System, The University of Texas System - The University of Texas Medical Branch, The University of Texas System - University of Texas Health Science Center, The University of Texas System - University of Texas Southwestern Medical Center, The Valspar Corporation, The Valspar Corporation - Architectural & Residential, The Valspar Corporation - Automotive Coatings, The Valspar Corporation - Engineered Polymer Solution, The Valspar Corporation - Industrial Coatings, The Valspar Corporation - Packaging Coatings, The Valspar Corporation - Wood Coatings, The Vanguard Group, Inc., The W.C. Bradley Co., The W.C. Bradley Co. - Char-Broil, The W.C. Bradley Co. - Lamplight Farms Inc., The W.C. Bradley Co. - Zebco LLC, The Walt Disney Company - Walt Disney Parks & Resorts, LLC, The Washington Post - The Washington Post Newspaper, The Weather Channel, The Weitz Company, LLC, The Weitz Company, LLC - Golf, The Weitz Company, LLC - Hy-Vee Weitz, The Weitz Company, LLC - Industrial, The Weitz Company, LLC - Rocky Mountain, The Weitz Company, LLC - Southwest, The Weitz Company, LLC - Watts Constructors, The Western Pennsylvania Hospital, The Yankee Candle Company, Inc., Thomas Jefferson University Hospital, Thrivent Financial for Lutherans, TIAA-CREF, TideWell Hospice & Palliative Care, Time Warner Cable, Time Warner Cable - Carolinas Region, Time Warner Cable - Midwest Region, Time Warner Cable - New York City Region, Time Warner Cable - Northeast Region, Time Warner Cable - West Region, TM GE Automation Systems, LLC, TM GE Automation Systems, LLC - General Industries, TM GE Automation Systems, LLC - Material Handling, TM GE Automation Systems, LLC - Metals, TM GE Automation Systems, LLC - North American BU, TNT Express, Toray Composites (America), Inc., Toray Industries, Toys R Us, Inc., Travis County, Tribune Company, Tribune Company - Chicago Tribune, Tribune Company - Los Angeles Times, Trinity Health, TriWest Healthcare Alliance, TSYS Core, Tween Brands, Inc., Tyco Electronics, Tyco International, Tyco International - ADT North America, Tyco International - ADT Worldwide, Tyco International - Electrical and Metal Products, Tyco International - Flow Control, Tyco International - Safety Products & Electrical and Metal Products, Tyco International - SimplexGrinnell, U.S. Cellular Corporation, U.S. Foodservice, U.S. Foodservice - Monarch, Underwriters Laboratories, Unilever U.S., Unilever U.S. - FoodSolutions, Union Tank Car Company, United Parcel Service, United States Steel Corporation, UnitedHealth Group, Universal Health Services, Inc., University of Alabama at Birmingham, University of Central Florida, University of Central Missouri, University of Colorado Hospital, University of Houston, University of Illinois at Chicago, University of Louisville, University of Maryland Medical Center, University of Michigan, University of Minnesota - Crookston, University of Mississippi Medical Center, University of Notre Dame, University of Pennsylvania, University of Virginia Health System, University Physicians Healthcare, University Physicians Healthcare - UPH Hospital at Kino Campus, UNUM Group, UPM-Kymmene, Inc., UPM-Kymmene, Inc. - Blandin Paper Company, UPM-Kymmene, Inc. - Raflatec, Inc., Uponor, Inc., US Oncology, Inc., USANA Health Sciences, USEC, Inc - Gaseous Diffusion Plant, USEC, Inc - Government Services, USG Corporation, USG Corporation - L&W Supply, USG Corporation - United States Gypsum Company, Utah Transit Authority, Vail Mountain, Inc., Vail Mountain, Inc. - Breckenridge, Vail Mountain, Inc. - Keystone Resort, Vail Mountain, Inc. - Vail Resorts Development Company, Valero Energy Corporation, ValueOptions, Vectren Corporation, Ventura Foods, LLC, Veolia Water North America, Veolia Water North America - Central LLC, Veolia Water North America - Indianapolis LLC, Veolia Water North America - Northeast LLC, Veolia Water North America - South LLC, Veolia Water North America - West LLC, Vermeer Corporation, Verso Paper Corp., Verso Paper Corp. - Androscoggin Mill, Verso Paper Corp. - Bucksport Mill, Verso Paper Corp. - Quinnesec, Verso Paper Corp. - Sartell Mill, Viad Corporation, Viad Corporation - Experiential Marketing, Viad Corporation - Experiential Marketing, Becker Group, Viad Corporation - GES, Viad Corporation - Glacier Park, Inc., Videojet Technologies, Inc., Vinson & Elkins, LLP, Virginia Credit Union, Inc., Virginia Farm Bureau Mutual Insurance Co., Virginia State Bar, Virginia United Methodist Homes, Inc., Vistar Corporation, Vistar Corporation - Vistar Phoenix, Visteon Corporation, VITAS Healthcare Corporation, Volvo Group North America, Vonage Holdings Corporation, Vulcan Materials Company - Florida Rock Division, Vulcan Materials Company - Mideast Division, Vulcan Materials Company - Midsouth Division, Vulcan Materials Company - Midwest Division, Vulcan Materials Company - Southeast Division, Vulcan Materials Company - Southern Gulf Coast Division, Vulcan Materials Company - Southwest Division, Vulcan Materials Company - Western Division, VWR International, W.L. Gore & Associates, Inc., W.W. Grainger, Inc., Wackenhut Services, Inc. - Savannah River Site, Waddell & Reed, Waggener Edstrom Worldwide, Wake County Government, Washington Hospital Center, Washington Suburban Sanitary Commission, Washington University, Waste Management, Inc., Watson Pharmaceuticals, Inc., Watson Pharmaceuticals, Inc.- Brand Mfg/R&D/Sales, Watson Pharmaceuticals, Inc.- Generic Mfg/R&D/Sales, Watson Pharmaceuticals, Inc.- Pharmaceutical Distribution, Webster Financial Corporation, Webster Financial Corporation - Center Capital Corp, Wegmans Food Markets, Inc., Weil, Gotshal & Manges, LLP, Weill Cornell Medical College, WellCare Health Plans, WellPoint, Inc., Wells' Dairy, Inc., Wells Fargo & Company, Wells Fargo & Company - Wachovia, WellSpan Health, Weltman, Weinberg & Reis Co., LPA, Wendy's/Arby's Group, Inc., Wendy's/Arby's Group, Inc. - Arby's, Wendy's/Arby's Group, Inc. - The New Bakery Company of Ohio, Inc., Wendy's/Arby's Group, Inc. - Wendy's International, Inc., Western & Southern Financial Group, Western Digital, Westinghouse Electric Company, Westinghouse Electric Company - Fuel, Westinghouse Electric Company - Power Plants, Westinghouse Electric Company - Services, Westlake Chemical Corporation, Weston Solutions, Inc., Weston Solutions, Inc. - Global Division, Weston Solutions, Inc. - Mid-Atlantic Division, Weston Solutions, Inc. - Midwest Division, Weston Solutions, Inc. - Mountain Division, Weston Solutions, Inc. - National Accounts, Weston Solutions, Inc. - Northeast Division, Weston Solutions, Inc. - Pacific Division, Weston Solutions, Inc. - Redevelopment, Weston Solutions, Inc. - South Division, WGL Holdings, Inc., WGL Holdings, Inc. - Washington Gas, Wheaton College, Wheaton Franciscan Healthcare, Wheaton Franciscan Healthcare - Covenant Medical Center, Wheaton Franciscan Healthcare - Marianjoy Rehab Hospital, Whip Mix Corporation, Whirlpool Corporation, Whole Foods Market, Inc., William Blair & Company, LLC, William Marsh Rice University, Williams Companies, Inc., Williams-Sonoma, Inc., Wilmer Cutler Pickering Hale and Dorr LLP, Winn-Dixie Stores, Inc., Winston Industries, Inc., Wisconsin Court System, Wisconsin Physicians Service, Wm. Wrigley Jr. Company, Wm. Wrigley Jr. Company - Americas (US, Canada, Mexico), Wm. Wrigley Jr. Company - North America, Wm. Wrigley Jr. Company - US, Wolters Kluwer NA, Wolters Kluwer NA - Corporate Legal Services, Wolters Kluwer NA - Financial Services, Wolters Kluwer NA - Law and Business Media, Wolters Kluwer NA - Tax and Accounting, Wolters Kluwer NA - WK CFS, Wolters Kluwer NA - WK Health Clinical Solutions, Wolters Kluwer NA - WK Health Group, Wolters Kluwer NA - WK Health Pharma Solutions, Wolters Kluwer NA - WK Health Professional Education, Wolters Kluwer NA - WK Medical Research, Wolters Kluwer NA - WK TAL, Worthington Industries, WPP - Millward Brown, WPP - Millward Brown North America, Wyndham Worldwide, Wyndham Worldwide - RCI Global Vacation Network, Wyndham Worldwide - Wyndham Hotels, Wyndham Worldwide - Wyndham Vacation, Xcel Energy Inc., XL America, XL America - Exton OBU's, XL America - Insurance, XL America - Marine and Offshore Energy, XL America - Reinsurance, XTO Energy, Inc., Yale-New Haven Health System, Yellow Pages Group USA Holdings, Yeshiva University, Zale Corporation, Zebra Technologies Corporation, Zimmer Holdings, Inc., Zimmer Holdings, Inc. - Zimmer Dental, Zimmer Holdings, Inc. - Zimmer Orthopaedic Surgical Products, Dover, Zimmer Holdings, Inc. - Zimmer Trabecular Metal Technolgoy, Zimmer Holdings, Inc. - Zimmer Orthobiologics, Zimmer Holdings, Inc. - Zimmer Spine, Zions Bancorporation, Zions Bancorporation - Amegy Bank, Zions Bancorporation - California Bank and Trust, Zions Bancorporation - National Bank of Arizona, Zions Bancorporation - Nevada State Bank, Zions Bancorporation - Vectra Bank Colorado, Zions Bancorporation - Zions First National Bank, Zurich North America

Towers Perrin 2009 U.S. CDB General Industry Executive Database:  3M, 7-Eleven, A&P, A.O. Smith, A.T. Cross, AAA of Science, Abbott Laboratories, ABC, Accenture, ACH Food, Advance Publications, Advanced Micro Devices, Advanstar Communications, Aegon USA, AEI Services, Aerojet, Aeropostale, AFLAC, Agilent Technologies, AGL Resources, Agrium U.S., AIG, Air Products and Chemicals, Alcatel-Lucent, Alcoa, Allegheny Energy, Allergan, Allete, Alliance Data Systems, Alliant Energy, Allianz, Allstate, Amazon.com, Ameren, American Airlines, American Chemical Society, American Crystal Sugar, American Electric Power, American Express, American Family Insurance, American United Life, American Water Works, AMERIGROUP, Ameriprise Financial, Ameritrade, Ameron, AMETEK, Amgen, Amway, Anadarko Petroleum, APL, Apollo Group, Applied Materials, ARAMARK, Areva NP, Armstrong World Industries, Arrow Electronics, ArvinMeritor, Arysta LifeScience North America, Ascend Media, Associated Banc-Corp, AstraZeneca, AT&T, ATC Management, Atmos Energy, Atos Origin, Aurora Healthcare, Auto Club Group, Automatic Data Processing, Avery Dennison, Avis Budget Group, Avista, Avon Products, AXA Equitable, B&W Y-12, BAE Systems, Ball, Bank of America, Barrick Gold of North America, Battelle Memorial Institute, Baxter International, Bayer, Bayer CropScience, BB&T, Beckman Coulter, Belo, Benjamin Moore, Best Buy, BG US Services, Big Lots, Biogen Idec, Bio-Rad Laboratories, Blockbuster, Blue Cross Blue Shield of Florida, Blue Shield of California, Blyth, Bob Evans Farms, Boehringer Ingelheim, Boeing, BOK Financial, Booz Allen Hamilton, Boston Scientific, Bovis Lend Lease, BP, Brady, Bremer Financial, Bright Business Media, Bristol-Myers Squibb, Brown-Forman, Bush Brothers, CA, Cablevision Systems, CACI International, Cadbury North America, Calgon Carbon, California Independent System Operator, Callaway Golf, Calpine, Cameron International, Capital One Financial, Capitol Broadcasting – WRAL, Cardinal Health, Cargill, Carlson Companies, Carmeuse Lime & Stone, Carpenter Technology, Catalent Pharma Solutions, Caterpillar, Catholic Healthcare West, CDI, Cedar Rapids TV – KCRG, Celestica, Celgene, CenterPoint Energy, Century Aluminum, Cephalon, CH2M Hill, Chevron, Chicago Mercantile Exchange, Chiquita Brands, Choice Hotels International, Chrysler, CHS, CIGNA, CIT Group, CITGO Petroleum, City National Bank, Cleco, CNA, Cobank, Coca-Cola Enterprises, Colgate-Palmolive, Colorado Springs Utilities, Columbia Sportswear, Comcast Cable Communications, Comerica, Commerce Insurance, CommScope, Compass Bancshares, CompuCom Systems, ConAgra Foods, Connell, ConocoPhillips, Consolidated Edison, Constellation Energy, Consumers Energy, Consumers Union, Continental Airlines, Continental Automotive Systems, Continental Energy Systems, ConvaTec, Convergys, Covance, Covidien, Cox Enterprises, CPS Energy, Crown Castle, CSR, CSX, Cubic, Curtiss-Wright, CVS Caremark, Daiichi Sankyo, Daimler Trucks North America, Dana, Dannon, DCP Midstream, Dean Foods, Deere & Company, Delta Airlines, Deluxe, Denny's, Dentsply, Devon Energy, Diageo North America, DIRECTV, Dominion Resources, Donaldson, Dow Chemical, Dow Jones, DPL, Dr Pepper Snapple, Duke Energy, DuPont, Dynegy, E*Trade, E.ON U.S., E.W. Scripps, Eastman Chemical, Eastman Kodak, Eaton, eBay, Ecolab, Edison International, Education Management, Eisai, El Paso Corporation, Electric Power Research Institute, Eli Lilly, Embarq, Embraer, EMC, EMCOR Group, EMI Music, Emulex, Enbridge Energy, Endo Pharmaceuticals, Energen, Energy Future Holdings, Energy Northwest, Entergy, EPCO, Equifax, Equity Office Properties, ERCOT, Erie Insurance, Ernst & Young, ESRI, Evening Post Publishing – KOAA, Evergreen Packaging, Exelon, Exterran, ExxonMobil, F & W Media, Fairchild Controls, Fannie Mae, FANUC Robotics America, Farm Progress Companies, Federal Home Loan Bank of Pittsburgh, Federal Home Loan Bank of San Francisco, Federal Reserve Bank of Cleveland, Federal Reserve Bank of Dallas, Federal Reserve Bank of New York, Federal Reserve Bank of Philadelphia, Federal Reserve Bank of San Francisco, Federal Reserve Bank of St. Louis, Federal-Mogul, Ferrellgas, Fidelity Investments, Fifth Third Bancorp, Fireman's Fund Insurance, First American, First Data, First Horizon National, First Solar, FirstEnergy, Fiserv, Fluor, FMA Communications, Ford, Forest Laboratories, Fortune Brands, Forum Communications – WDAY, FPL Group, Franklin Resources, Freddie Mac, Freedom Communications, Freeport-McMoRan Copper & Gold, Frontier Airlines, G&K Services, GAF Materials, Gannett, Gap, Garland Power & Light, Garmin, GATX, Gavilon, GDF SUEZ Energy North America, Genentech, General Atomics, General Dynamics, General Electric, General Mills, General Motors, GenTek, Genworth Financial, Genzyme, GEO Group, Getty Images, Gilead Sciences, GlaxoSmithKline, Goodrich, Goodyear Tire & Rubber, Google, Gorton's, Great-West Life Annuity, Greif, GS1 US, GTECH, Guardian Life, Guideposts, GXS, H.B. Fuller, Hanesbrands, Hannaford, Harland Clarke, Harley-Davidson, Harman International Industries, Harris Enterprises, Harry Winston, Hartford Financial Services, Hawaiian Electric, Hayes Lemmerz, HBO, HCA Healthcare, Health Care Services, Health Net, Healthways, Hearst, Hearst-Argyle Television, Henkel of America, Henry Ford Health Systems, Herman Miller, Hershey, Hertz, Hess, Hexion Specialty Chemicals, Hitachi Data Systems, HNI, HNTB, Hoffmann-La Roche, Honeywell, Horizon Lines, Hormel Foods, Hospira, Houghton Mifflin, Hovnanian Enterprises, HSBC North America, Hubbard Broadcasting, Humana, Hunt Consolidated, Huntington Bancshares, Hyatt Hotels, IBM, IDACORP, Idearc Media, IDEXX Laboratories, IKON Office Solutions, IMS Health, ING, Ingersoll-Rand, Integrys Energy Group, Intel, Intercontinental Hotels, International Data, International Flavors & Fragrances, International Game Technology, International Paper, Invensys Controls, Invensys Process Systems, Irvine Company, Irwin Financial, ISO New England, J. Crew, J.C. Penney Company, J.M. Smucker, J.R. Simplot, Jack in the Box, Jacobs Engineering, Jarden, JetBlue, JM Family, John Hancock, Johns-Manville, Johnson & Johnson, Johnson Controls, Kaiser Foundation Health Plan, Kaman Industrial Technologies, Kansas City Southern, KB Home, KBR, KCTS Television, Kellogg, Kelly Services, Kerry Ingredients & Flavours, KeyCorp, Kimberly-Clark, Kimco Realty, Kindred Healthcare, Kinross Gold, Kiplinger, KLA-Tencor, Knight, Koch Industries, Kohler, Kohl's, KPMG, L.L. Bean, L-3 Communications, Lafarge North America, Land O'Lakes, Leggett and Platt, Lenovo, Level 3 Communications, Lexmark International, Liberty Mutual, Life Technologies, Life Touch, Limited, Lincoln Financial, Lockheed Martin, Loews, LOMA, Lorillard Tobacco, Lower Colorado River Authority, M&T Bank, Magellan Midstream Partners, Marathon Oil, Marriott International, Marshall & Ilsley, Martin Marietta Materials, Mary Kay, Masco, Massachusetts Mutual, Mattel, Matthews International, McClatchy, McDermott, McDonald's, McKesson, MDU Resources, MeadWestvaco, Medco Health Solutions, Media General, MediaTec Publishing, MedImmune, Medtronic, Meister Media Worldwide, Merck & Co, Meredith, Metavante Technologies, MetLife, MetroPCS Communications, MGE Energy, Microsoft, Midwest Independent Transmission System Operator, Millennium Pharmaceuticals, Millipore, Mine Safety Appliances, Mirant, Molson Coors Brewing, MoneyGram International, Morgan Murphy Stations – WISC, Mosaic, Motorola, MSC Industrial Direct, Munich Reinsurance America, National Renewable Energy Laboratory, Nationwide, Navistar International, Navy Federal Credit Union, NBC Universal, NCCI Holdings, NCR, Neoris USA, Nestle USA, New York Life, New York Power Authority, New York Times, New York University, Newmont Mining, NewPage, Nicor, NIKE, Nokia, Noranda Aluminum, Norfolk Southern, Northeast Utilities, Northern Trust, NorthWestern Energy, Northwestern Mutual, Novartis, Novartis Consumer Health, Novell, Novo Nordisk Pharmaceuticals, NRG Energy, NSTAR, NuStar Energy, NV Energy, NW Natural, NXP Semi-Conductor, Nycomed US, Occidental Petroleum, Office Depot, OGE Energy, Oglethorpe Power, Omaha Public Power, Omnova Solutions, OneBeacon Insurance, Orange Business Services, Oshkosh Truck, Otter Tail, Owens Corning, Owens-Illinois, Pacific Gas & Electric, Pacific Life, Panasonic of North America, Papa John's, Parametric Technology, Parker Hannifin, Parsons, Pearson Education, People's Bank, Pepco Holdings, PepsiCo, Perot Systems, PetSmart, Pfizer, Philips Healthcare, Phillips-Van Heusen, Phoenix Companies, PhRMA, Pinnacle West Capital, Pioneer Hi-Bred International, Pitney Bowes, Pittsburgh Corning, PJM Interconnection, PlainsCapital, Plexus, PMI Group, PNC Financial Services, PNM Resources, Polaris Industries, Polymer Group, PolyOne, Portland General Electric, Potash, PPG Industries, PPL, Praxair, Principal Financial, Progress Energy, Progressive, Providence Health & Services, Prudential Financial, Public Service Enterprise Group, Puget Energy, Pulte Homes, Purdue Pharma, QUALCOMM, Quest Diagnostics, Quintiles, Qwest Communications, R.H. Donnelley, R.R. Donnelley, Ralcorp Holdings, Rayonier, Raytheon, RBC Dain Rauscher, Reader's Digest, Reed Business Information, Reed Exhibitions, Regal-Beloit, Regency Energy Partners LP, Regions Financial, Reliant Energy, Research in Motion, RF Micro Devices, RGA Reinsurance Group of America, Rio Tinto, Robb Report, Roche Diagnostics, Rockwell Automation, Rockwell Collins, Rolls-Royce North America, S.C. Johnson, Safety-Kleen Systems, SAIC, Salt River Project, Sanmina-SCI, Sanofi Pasteur, Sanofi-Aventis, Sara Lee, Sarkes Tarzian – KTVN, Sarkes Tarzian – WRCB, SAS Institute, Savannah River Nuclear Solutions, SCA Americas, SCANA, Schering-Plough, Schlumberger, Schneider Electric, School Specialty, Schreiber Foods, Schurz – KYTV, Schurz – WDBJ, Schwan's, Scripps Networks Interactive, Seagate Technology, Sealed Air, Securian Financial Group, Securitas Security Services USA, Security Benefit Group, Sempra Energy, Sensata Technologies, Shell Oil, Sherwin-Williams, Shire Pharmaceuticals, Siemens, Sinclair Broadcast Group, Sirius XM Radio, SLM, Smurfit-Stone Container, Sodexo USA, Sonoco Products, Sony Corporation of America, South Financial Group, Southern Company Services, Southern Union Company, Southwest Airlines, Southwest Power Pool, Sovereign Bancorp, Spectra Energy, Sprint Nextel, SPX, Stanford University, Stantec, Staples, Starbucks, Starwood Hotels & Resorts, State Farm Insurance, State Street, Steelcase, Sterling Bancshares, STP Nuclear Operating, String Letter Publishing, Summit Business Media, Sun Life Financial, Sun Microsystems, Sundt Construction, Sunoco, SunTrust Banks, Target, Taubman Centers, Taunton Press, Taylor-Wharton International, TD Banknorth, TECO Energy, TeleTech Holdings, Tellabs, Temple-Inland, Tenet Healthcare, Teradata, Terex, Terra Industries, Tesoro, Textron, Thomas & Betts, Thomas Publishing, Thrivent Financial for Lutherans, TIAA-CREF, Time, Time Warner, Time Warner Cable, Timex, T-Mobile USA, Toro, TransCanada, TransUnion, Travelers, Tribune, TUI Travel, Tupperware, Twin Cities Public Television – TPT, Tyco Electronics, U.S. Bancorp, U.S. Foodservice, UC4 Software, UIL Holdings, Unilever United States, Union Bank of California, Union Pacific, UniSource Energy, Unisys, United Airlines, United Rentals, United States Cellular, United States Enrichment, United States Steel, United Technologies, United Water, UnitedHealth, Unitil, Univar, Universal Studios Orlando, University of Texas – M.D. Anderson Cancer Center, Unum Group, US Airways, USAA, USG, Valero Energy, Verizon, Vertex Pharmaceuticals, VF, Viacom, Viad, Virgin Mobile USA, Visa USA, Visiting Nurse Service, Visteon, Volvo Group North America, Vulcan, Vulcan Materials, VWR International, W.R. Grace, W.W. Grainger, Wachovia, Walt Disney, Warnaco, Waste Management, Watson Pharmaceuticals, Webster Bank, Wellcare Health Plans, Wellpoint, Wells Fargo, Wendy's/Arby's Group, Westar Energy, Western Digital, Western Union, Westinghouse Electric, Weyerhaeuser, Whirlpool, Whole Foods Market, Williams Companies, Williams-Sonoma, Winn-Dixie Stores, Wisconsin Energy, Wm. Wrigley Jr., Wolters Kluwer US, WPP, Wray Edwin – KTBS, Wyeth Pharmaceuticals, Wyndham Worldwide, Xcel Energy, Xerox, Yahoo!, Young Broadcasting – KFLY, Young Broadcasting – KRON, Yum! Brands, Zale, Zurich North America

2009 NAREIT Compensation Survey:  Acadia Realty Trust, Agree Realty Corporation, AMB Property Corporation, American Campus Communities, Inc., Apartment Investment and Management Company, Arbor Realty Trust, Inc., Archstone, Associated Estates Realty Corporation, AvalonBay Communities, Inc., Behringer Harvard, Berkshire Property Advisors, L.L.C., BioMed Realty Trust, Inc., Boardwalk Rental Communities, , Boston Properties, Inc., Brandywine Realty Trust, BRE Properties, Inc., Brookfield Properties, Camden Property Trust, Capstead Mortgage Corporation, Cogdell Spencer, Inc., Colonial Properties Trust, The Community Development Trust, Inc., Corporate Office Properties Trust, Cousins Properties Incorporated, DCT Industrial Trust, Inc., DiamondRock Hospitality Company, , Digital Realty Trust, Duke Realty Corporation, EastGroup Properties, Inc., Equity Office Properties, Equity Residential, Federal Realty Investment Trust, First Industrial Realty Trust, Inc., First Potomac Realty Trust, Franklin Street Properties Corporation, Gables Residential Services, Inc., General Growth Properties, Inc., The Gladstone Companies, Grubb & Ellis Company, , HCP, Inc., Health Care REIT, Inc., Hersha Hospitality Trust, Highwoods Properties, Inc., Hines Interests, LP, Home Properties, Inc., Inland Real Estate Corporation, Innkeepers USA Trust, INREIT Real Estate Investment Trust, Investors Real Estate Trust, Kilroy Realty Corporation, Kimco Realty Corporation, Kite Realty Group Trust, LaSalle Hotel Properties, Lexington Realty Trust, Liberty Property Trust, Mack‐Cali Realty Corporation, , MCR Development LLC, MHI Hospitality Corporation, Mid‐America Apartment Communities, Inc., Monmouth Real Estate Investment Corporation, National Retail Properties, Inc., Nationwide Health Properties, Inc., Parkway Properties, Inc., Pennsylvania Real Estate Investment Trust, Piedmont Office Realty Trust, Plum Creek Timber Company, Inc., Post Properties, Inc., Potlatch Corporation, ProLogis, PS Business Parks, Inc., Ramco‐Gershenson Properties Trust, Realty Income Corporation, Regency Centers Corporation , , The St. Joe Company, Simon Property Group, Inc., Strategic Hotels & Resorts, Inc., Sun Communities, Inc., Sunstone Hotel Investors, Inc., Supertel Hospitality, Inc., Tanger Factory Outlet Centers, Inc., The Taubman Company, Thomas Properties Group, Inc., UDR, Inc., Ventas, Inc., Verde Realty, Vornado Realty Trust, W.P. Carey & Company, LLC, Washington Real Estate Investment Trust, Weingarten Realty Investors, Wells Real Estate Funds, Inc.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting date.

INTERNET http://www.proxyvoting.com/alex Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

PX 69539 Fulfillment PX 69547

Ù FOLD AND DETACH HERE Ù

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3 BELOW.	Please mark your votes as indicated in this example	☒

1.	ELECTION OF DIRECTORS Nominees:	FOR ALL ☐	WITHHOLD FOR ALL ☐	*EXCEPTIONS ☐			FOR ☐	AGAINST ☐	ABSTAIN ☐
					2.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP as the independent registered accounting firm of the Corporation
					3.	PROPOSAL TO APROVE THE AMENDED AND RESTATED ALEXANDER & BALDWIN, INC. 2007 INCENTIVE COMPENSATION PLAN	☐	☐	☐
	01 W.B. Baird 02 M.J. Chun 03 W.A. Doane 04 W.A. Dods, Jr. 05 C.G. King	06 S.M. Kuriyama 07 C.H. Lau 08 D.M. Pasquale 09 M.G. Shaw 10 J.N. Watanabe			4.	In their discretion on such other matters as properly may come before the meeting or any adjournments or postponements thereof.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATEAND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

*Exceptions

Signature				Signature		Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Alexander & Baldwin, Inc. account online.

Access your Alexander & Baldwin, Inc. shareholder account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Alexander & Baldwin, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2009 Annual report to Stockholders available at: http://bnymellon.proxyvoting.com/alex

Ù FOLD AND DETACH HERE Ù

822 Bishop Street, Honolulu, Hawaii 96813

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 29, 2010
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints W. A. Dods, Jr., S. M. Kuriyama and M. G. Shaw, and each of them, proxies with full power of substitution, to vote the shares of stock of Alexander & Baldwin, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, April 29, 2010, and at any adjournments or postponements thereof, on the matters set forth in the Notice of Meeting and Proxy Statement, as follows:

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)